As filed electronically with the Securities and Exchange Commission on April 29, 2008

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No. 033-90888
Pre-Effective Amendment No.
Post-Effective Amendment No. 32
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
1940 Act File No. 811-09010
Amendment No. 33
(Check appropriate box or boxes.)
Transamerica Investors, Inc.
(Exact Name of Registrant as Specified in Charter)
570 Carillon Parkway, St. Petersburg, FL 33716
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 299-1800
Dennis P. Gallagher, Esq., 570 Carillon Parkway, St. Petersburg, Florida 33716
(Name and Address of Agent for Service)
Approximate date of proposed public offering:
It is proposed that this filing will become effective:
☐     60 days after filing pursuant to paragraph (a) (1) of Rule 485.
☐     75 days after filing pursuant to paragraph (a) (2) of Rule 485.
☐     On (Date), pursuant to paragraph (a) (1) of Rule 485.
☐     On (Date) pursuant to paragraph (a) (2) of Rule 485.
☐     Immediately upon filing pursuant to paragraph (b) of Rule 485.
☑     On May 1, 2008 pursuant to paragraph (b) of Rule 485.
If appropriate, check the following box:
☐     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

# PROSPECTUS
# INVESTOR CLASS SHARES

MAY 1, 2008

TRANSAMERICA PREMIER FUNDS

Transamerica Premier Funds Prospectus – Investor Class Shares

TRANSAMERICA PREMIER FUNDS – INVESTOR CLASS SHARES
Prospectus: May 1, 2008
Equity Funds
Transamerica Premier Focus Fund
Transamerica Premier Equity Fund
Transamerica Premier Growth Opportunities Fund
Transamerica Premier Diversified Equity Fund
Combined Equity & Fixed Income Fund
Transamerica Premier Balanced Fund
Fixed Income Funds
Transamerica Premier High Yield Bond Fund
Transamerica Premier Cash Reserve Fund
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Transamerica Premier Funds Prospectus – Investor Class Shares

SECTION A — FUND DESCRIPTIONS	4
Transamerica Premier Focus Fund	4
Transamerica Premier Equity Fund	9
Transamerica Premier Growth Opportunities Fund	14
Transamerica Premier Diversified Equity Fund	18
Transamerica Premier Balanced Fund	23
Transamerica Premier High Yield Bond Fund	29
Transamerica Premier Cash Reserve Fund	34
SECTION B — SHAREHOLDER INFORMATION	37
Investment Adviser	37
Advisory Fees	37
Advisory Fees Paid in 2007	37
Sub-Adviser	38
Sub-Advisory Fees	38
To Contact Transamerica Premier Funds	38
Opening an Account	38
Minimum Investment	39
By Mail	39
Through an Authorized Dealer	39
Buying Shares	39
By Check	39
By Automatic Investment Plan	39
By Telephone	39
Through Authorized Dealers	39
By the Internet	40
By Payroll Deduction	40
By Wire Transfer	40
Other Information	40
Selling Shares	40
Direct Deposit — ACH	40
Direct Deposit — Wire	40
Check to Address of Record	40
Check to Another Party/ Address	41
Systematic Withdrawal Plan (by Direct Deposit ACH or Check)	41
Through an Authorized Dealer	41
Exchanging Shares	41
Redemption Fees	41
Redemption Fee Assessment	41
Redemptions through Financial Intermediaries	42
Involuntary Redemptions	42

Transamerica Premier Funds Prospectus – Investor Class Shares

Features and Policies	42
Market Timing/ Excessive Trading	42
Checkwriting Service (available for shareholders of Transamerica Premier Cash Reserve Fund only)	43
Customer Service	44
Uncashed Checks Issued on Your Account	44
Minimum Dividend Check Amounts	44
Dividend Payment Schedules	44
Minimum Account Balance	44
Telephone Transactions	44
Retirement and ESA State Street Account Maintenance Fees	45
Professional Fees	45
Signature Guarantee	45
Employer-Sponsored Accounts	45
E-mail Communications	45
Statements and Reports	45
Pricing of Shares	46
How Share Price is Determined	46
When Share Price is Determined	46
How NAV is Determined	46
Distribution of Shares	47
Distribution Plans	47
Underwriting Agreement	47
Distributions and Taxes	47
Taxes on Distributions in General	47
Withholding Taxes	48
Non-Resident Alien Withholding	48
Other Tax Information	48
Investment Policy Changes	48
Summary of Bond Ratings	48
Financial Highlights	49
APPENDIX A — MORE ON STRATEGIES AND RISKS	A-1

ADDITIONAL INFORMATION AND ASSISTANCE	Back Cover

Transamerica Premier Funds Prospectus – Investor Class Shares

Listed in this prospectus are the investment objectives and principal investment strategies for Transamerica Premier Focus Fund, Transamerica Premier Equity Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Diversified Equity Fund, Transamerica Premier Balanced Fund, Transamerica Premier High Yield Bond Fund and Transamerica Premier Cash Reserve Fund (each a “Fund,” and collectively the “Funds”). The Funds offer Investor Class shares in this prospectus. The Funds are managed by Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”) and sub-advised by Transamerica Investment Management, LLC (“TIM” or the “Sub-Adviser”). The Funds’ investment objectives and strategies are non-fundamental which means that the Board of Directors may change them without shareholder approval.
As with any investment, there can be no guarantee that the Funds will achieve their investment objectives. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; consequently, loss of money is a risk of investing in the Funds.
Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (“SAI”) (see back cover).
In addition, we suggest you contact your financial professional or a Transamerica Premier Customer Services Representative, who will assist you.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Focus Fund
Objective
The Fund seeks to maximize long-term growth.
Principal Strategies and Policies
The Fund invests primarily in domestic equity securities that, in the Sub-Adviser’s, TIM’s, opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The Fund generally invests in domestic equity securities of any size. The Fund may also invest up to 10% of its assets in short sale positions. The Fund is non-diversified.
TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.
TIM’s equity management team selects U.S. companies showing:

•	Strong potential for shareholder value creation

•	High barriers to competition

•	Solid free cash flow generating ability

•	Excellent capital allocation discipline

•	Experienced management aligned with shareholder interests
TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.
Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.
In the event TIM is unable to identify sufficient investments that meet the Fund’s criteria, the Fund may maintain a balance in cash and cash equivalents that may range up to 40% of total assets.
In addition, under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. When the Fund is so invested, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
A “non-diversified” portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets in any one issuer.
Principal Risks
The Fund is subject to the following principal risks, as well as other risks described in Appendix A:
Your primary risk in investing in the Fund is you could lose money. The value of equity securities can fall due to the issuing company’s poor financial condition or poor general economic or market conditions.
Since the Fund may hold as much as 40% in cash or cash equivalents from time to time, it may not perform as favorably as a fund which is invested more fully.
Short Sales
A short sale may be effected by selling a security that the Fund does not own. In order to deliver the security to the purchaser, the Fund borrows the security, typically from a broker-dealer or an institutional investor. The Fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The Fund’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. The Fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.
A short sale may also be effected “against the box” if, at all times when the short position is open, the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Focus Fund
Non-Diversification
As a non-diversified investment company, the Fund can invest a larger percentage of assets in a smaller number of individual companies than a diversified investment company. As a result, any single adverse event affecting a company within the portfolio could negatively impact the value of the Fund’s performance more than it would for a diversified investment company.
Value Investing
The value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.
Small- and Medium-Sized Companies
Because the Fund can invest in companies of all sizes, it may be exposed to the risk of investing in small- and medium-sized companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market and their securities may be less liquid than large companies.
Foreign Securities
Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.
Derivatives
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s Sub-Adviser may not make use of derivatives for a variety of reasons.
Fixed-Income Securities
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Focus Fund

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
Market
The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
You may lose money if you invest in this fund.
These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.
Disclosure of Portfolio Holdings
A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
Investor Profile
The Fund is intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth.
Past Performance
The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year and how the Fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The Fund’s primary benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), is a widely recognized, unmanaged index of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
Year-by-Year Total Return as of 12/31 (%)
(BAR CHART)

1998	84.07
1999	54.25
2000	-18.60
2001	-23.92
2002	-28.18
2003	39.54
2004	15.43
2005	16.12
2006	5.70
2007	20.35
Best calendar quarter: 43.17% for quarter ended 12/31/1998
Worst calendar quarter: (27.55)% for quarter ended 12/31/2000

Average Annual Total Returns Since Inception (as of 12/31/07)*

	1 Year	5 Years	10 Years

Premier Focus Fund
Return Before Taxes	20.35%	18.93%	11.63%
Return After Taxes on Distributions**	20.35%	18.93%	10.76%
Return After Taxes on Distributions and Sale of Fund Shares**	13.24%	16.78%	10.15%
S&P 500 Index†	5.49%	12.83%	5.91%
*Actual returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan or an individual retirement account.
**The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
†The “S&P 500 Index” consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Focus Fund
Fees and Expenses
The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee on shares held 90 calendar days or less (as a % of amount redeemed)	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)1

Advisory Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.33%

Total Annual Fund Operating Expenses	1.43%
Expense Reduction[2]	0.03%

Net Operating Expenses	1.40%
1Annual Fund operating expenses are based upon the Fund’s expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
2Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2009, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.40%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction.
A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.
Example
The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.
The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

	Investment Period

	1 Year	3 Years	5 Years	10 Years

Transamerica Premier Focus Fund	$143	$449	$779	$1,711
You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.
Additional Information
Management
Investment Adviser:

Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716
For additional information about TAM, see the section titled “Shareholder Information — Investment Adviser” of this prospectus.
Advisory Fee:*
TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
Average Daily Net Assets

First $1 billion	0.85%
Over $1 billion up to $2 billion	0.82%
Over $2 billion	0.80%
*For more information, see “Shareholder Information — Advisory Fees.”
Sub-Adviser:

Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025
For additional information about TIM, see the section titled ”Shareholder Information — Sub-Adviser” of this prospectus.
Sub-Advisory Fee:
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

First $1 billion	0.85%
Over $1 billion up to $2 billion	0.82%
Over $2 billion	0.80%

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Focus Fund
Portfolio Managers
Edward S. Han
Co-Lead Portfolio Manager
Edward S. Han is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Han is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund and the Transamerica Premier Balanced Fund (Equity), and Co-lead Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.
Kirk J. Kim
Co-Lead Portfolio Manager
Kirk J. Kim is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Kim is Co-lead Manager of the Transamerica Premier Focus Fund and manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in Finance from the University of Southern California and has 13 years of investment experience.
Joshua D. Shaskan, CFA
Co-Lead Portfolio Manager
Joshua D. Shaskan is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Shaskan is Co-lead Manager of the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the Small and Small/ Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Equity Fund
Objective
The Fund seeks to maximize long-term growth.
Principal Strategies and Policies
The Fund generally invests at least 80% of its assets in a diversified portfolio of domestic equity securities of companies of any size. The Sub-Adviser, TIM, looks for companies it considers to be premier companies that are undervalued in the stock market. The Sub- Adviser typically invests the Fund’s holdings in fewer than 50 well-researched companies.
TIM uses a “bottom-up” approach to investing. It focuses on identifying fundamental change in its early stages and investing in premier companies. TIM believes in long-term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a premier company in the Sub-Adviser’s opinion.
TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier growth companies have many or all of the following features:

•	Shareholder-oriented management

•	Dominance in market share

•	Cost production advantages

•	Self-financed growth

•	Attractive reinvestment opportunities

•	Leading brands
Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.
In addition, under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. When the Fund is so invested, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
Principal Risks
The Fund is subject to the following principal risks, as well as other risks described in Appendix A:
Your primary risk in investing in the Fund is you could lose money. The value of equity securities can fall due to the issuing company’s poor financial condition or poor general economic or market conditions. To the extent the Fund limits its holdings, its performance will be affected by events affecting a particular Fund investment.
Value Investing
The value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.
Growth Stocks
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater swings than the broader market.
Small- and Medium-Sized Companies
Because the Fund can invest in companies of all sizes, it may be exposed to the risk of investing in small- and medium-sized companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market and their securities may be less liquid than large companies.
Derivatives
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Equity Fund
some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s Sub-Adviser may not make use of derivatives for a variety of reasons.
Foreign Securities
Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.
Focused Investing
To the extent the Fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.
Fixed-Income Securities
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
Market
The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
You may lose money if you invest in this fund.
These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Equity Fund
Disclosure of Portfolio Holdings
A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
Investor Profile
The Fund is intended for investors who are willing and financially able to take on stock market volatility and investment risk in pursuit of long-term capital growth.
Past Performance
The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year and how the Fund’s average annual total returns for different periods compare to the returns of broad measures of market performance. The Fund’s primary benchmark, the Russell 1000 Growth Index, and the Fund’s secondary benchmark, the S&P 500 Index, are widely recognized, unmanaged indexes of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
Year-by-Year Total Return as of 12/31 (%)

1998	33.85
1999	33.26
2000	-13.81
2001	-17.62
2002	-24.43
2003	30.70
2004	15.15
2005	15.96
2006	7.54
2007	15.19
Best calendar quarter: 29.80% for quarter ended 12/31/1999
Worst calendar quarter: (18.69)% for quarter ended 09/30/2001

Average Annual Total Returns (as of 12/31/07)*

	1 Year	5 Years	10 Years

Premier Equity Fund
Return Before Taxes	15.19%	16.67%	7.54%
Return After Taxes on Distributions**	14.96%	16.37%	6.79%
Return After Taxes on Distributions and Sale of Fund Shares**	10.18%	14.69%	6.43%
Russell 1000 Growth Index†	11.81%	12.10%	3.83%
S&P 500 Index††	5.49%	12.83%	5.91%
*Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account such as a 401(k) plan or an individual retirement account.
**The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
†The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
††The “S&P 500 Index” consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
Fees and Expenses
The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee on shares held 90 calendar days or less (as a % of amount redeemed)	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)1

Advisory Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.21%

Total Annual Fund Operating Expenses	1.31%
Expense Reduction[2]	0.16%

Net Operating Expenses	1.15%
1Annual Fund operating expenses are based upon the Fund’s expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
2Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2009, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.15%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Equity Fund
A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.
Example
The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

	Investment Period

	1 Year	3 Years	5 Years	10 Years

Transamerica Premier Equity Fund	$117	$399	$703	$1,565
You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.
Additional Information
Management
Investment Adviser:

Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716
For additional information about TAM, see the section titled “Shareholder Information — Investment Adviser” of this prospectus.
Advisory Fee:*
TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
Average Daily Net Assets

First $1 billion	0.85%
Over $1 billion up to $2 billion	0.82%
Over $2 billion	0.80%
*For more information, see “Shareholder Information — Advisory Fees.”
Sub-Adviser:

Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025
For additional information about TIM, see the section titled ”Shareholder Information — Sub-Adviser” of this prospectus.
Sub-Advisory Fee:
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

First $1 billion	0.85%
Over $1 billion up to $2 billion	0.82%
Over $2 billion	0.80%
Portfolio Managers
Gary U. Rollé, CFA
Lead Portfolio Manager
Gary U. Rollé is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of Transamerica Investment Management, LLC (“TIM”). Mr. Rollé is the Lead Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Balanced Fund (Equity), the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, and the Transamerica Premier Institutional Diversified Equity Fund. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 41 years of investment experience.
Geoffrey I. Edelstein, CFA, CIC
Co-Portfolio Manager
Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Edelstein is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, the Transamerica Premier Institutional Diversified Equity Fund and the Transamerica Premier Balanced Fund (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein’s analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Equity Fund
University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also a member of the Board of Governors’ of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.
Edward S. Han
Co-Portfolio Manager
Edward S. Han is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Han is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund and the Transamerica Premier Balanced Fund (Equity), and Co-lead Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.
John J. Huber, CFA
Co-Portfolio Manager
John J. Huber is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Huber is a Co-Manager of the Transamerica Premier Equity Fund and the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Balanced Fund (Equity), and Co-lead Manager of the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber’s analytical responsibilities include covering the Financial Services Sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.
Peter O. Lopez
Co-Portfolio Manager
Peter O. Lopez is Principal and Director of Research at Transamerica Investment Management, LLC (“TIM”). Mr. Lopez is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, the Transamerica Premier Institutional Diversified Equity Fund, the Transamerica Premier Balanced Fund (Equity), the Transamerica Premier High Yield Bond Fund, and the Transamerica Premier Institutional High Yield Bond Fund. He also co-manages sub-advised funds and institutional accounts in the large growth equity and convertible securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.
Erik U. Rollé
Co-Portfolio Manager
Erik U. Rollé is a Securities Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Rollé is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, and the Transamerica Premier Balanced Fund (Equity). Prior to joining TIM in 2005, Mr. Rollé worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in Finance and a B.S. in Journalism from the University of Colorado at Boulder. Mr. Rollé has six years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Growth
Opportunities Fund
Objective
The Fund seeks to maximize long-term growth.
Principal Strategies and Policies
The Fund invests in a diversified portfolio of domestic equity securities. Under normal market conditions, at least 80% of the Fund’s assets will be invested in equity securities of issuers with market capitalizations of $1 billion to $10 billion at the time of purchase.
The Sub-Adviser, TIM, uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.
Companies with small- to medium-capitalization levels are less actively followed by securities analysts. For this reason, they may be undervalued, providing strong opportunities for a rise in value. To achieve this goal, the equity management team selects stocks issued by small to medium U.S. companies which show:

•	Strong potential for steady growth

•	High barriers to competition

•	Experienced management incentivized along shareholder interests
TIM seeks out the industry leaders of tomorrow and invests in them today. It looks for companies with exceptional management and bright prospects for their products and markets.
Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.
While the Fund invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.
In addition, under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. When the Fund is so invested, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
Principal Risks
The Fund is subject to the following principal risks, as well as other risks described in Appendix A:
Your primary risk of investing in this Fund is you could lose money. The value of equity securities can fall due to the issuing company’s poor financial condition or bad general economic or market conditions.
Growth Stocks
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.
Value Investing
The value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.
Small- and Medium-Sized Companies
The Fund invests mainly in the equity securities of small to medium companies. These securities can provide strong opportunities for a rise in value. However, investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market and their securities may be less liquid than large companies.
Derivatives
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Growth
Opportunities Fund
currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s Sub-Adviser may not make use of derivatives for a variety of reasons.
Foreign Securities
Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.
Fixed-Income Securities
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
Market
The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
You may lose money if you invest in this fund.
These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.
Disclosure of Portfolio Holdings
A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
Investor Profile
The Fund is intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Growth
Opportunities Fund
Past Performance
The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year and how the Fund’s average annual total returns for different periods compared to the returns of broad measures of market performance. The Fund’s primary benchmark, the Russell 2500 Growth Index, and the Fund’s secondary benchmark, the Russell Midcap® Growth Index, are widely recognized, unmanaged indexes of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
Year-by-Year Total Return as of 12/31 (%)

1998	80.27
1999	93.99
2000	-26.00
2001	-22.07
2002	-18.50
2003	33.88
2004	16.13
2005	14.36
2006	4.17
2007	23.01
Best calendar quarter: 53.56% for quarter ended 12/31/1999
Worst calendar quarter: (36.17)% for quarter ended 03/31/2001

Average Annual Total Returns Since Inception (as of 12/31/07)*

	1 Year	5 Years	10 Years

Premier Growth Opportunities Fund
Return Before Taxes	23.01%	17.90%	14.12%
Return After Taxes on Distributions**	22.19%	17.74%	12.97%
Return After Taxes on Distributions and Sale of Fund Shares**	16.08%	15.85%	12.31%
Russell 2500 Growth Index†	9.69%	17.43%	6.62%
Russell Midcap® Growth Index††	11.43%	17.90%	7.59%
*Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.
**The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
†The Russell 2500 Growth Index is a widely recognized, unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
††The Russell Midcap® Growth Index measures the performance of mid-cap growth companies (mid-cap companies with high price-to-book ratios and high forecasted growth values).
These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by such indexes.
Fees and Expenses
The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee on shares held 90 calendar days or less (as a % of amount redeemed)	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from fund assets1)

Advisory Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.32%

Total Annual Fund Operating Expenses	1.42%
Expense Reduction[2]	0.02%

Net Operating Expenses	1.40%
1Annual Fund operating expenses are based upon the Fund’s expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
2
Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2009, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.40%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction.
A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.
Example
The table below is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown above. The example assumes no fees for IRA

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Growth
Opportunities Fund
accounts. Costs are the same whether you redeem at the end of any period or not.

	Investment Period

	1 Year	3 Years	5 Years	10 Years

Transamerica Premier Growth Opportunities Fund	$143	$447	$774	$1,700
You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.
Additional Information
Management
Investment Adviser:

Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716
For additional information about TAM, see the section titled “Shareholder Information — Investment Adviser” of this prospectus.
Advisory Fee:*
TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
Average Daily Net Assets

First $1 billion	0.85%
Over $1 billion up to $2 billion	0.82%
Over $2 billion	0.80%
*For more information, see “Shareholder Information — Advisory Fees.”
Sub-Adviser:

Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025
For additional information about TIM, see the section titled “Shareholder Information — Sub-Adviser” of this prospectus.
Sub-Advisory Fee:
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

First $1 billion	0.85%
Over $1 billion up to $2 billion	0.82%
Over $2 billion	0.80%
Portfolio Managers
Edward S. Han
Co-Lead Portfolio Manager
Edward S. Han is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Han is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund and the Transamerica Premier Balanced Fund (Equity), and Co-lead Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.
John J. Huber, CFA
Co-Lead Portfolio Manager
John J. Huber is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Huber is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund and the Transamerica Premier Balanced Fund (Equity), and Co-lead Manager of the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber’s analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers manager and the portfolio managers’ ownership of securities in the Fund.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Diversified
Equity Fund
Objective
The Fund seeks to maximize capital appreciation.
Principal Strategies and Policies
The Fund’s Sub-Adviser, TIM, generally invests at least 80% of the Fund’s assets in a diversified portfolio of domestic equity securities. TIM, uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The Fund typically limits its holdings in fewer than 60 well-researched companies.
TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the Fund’s portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.
In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

•	The quality of the management team

•	The company’s ability to earn returns on capital in excess of the cost of capital

•	Competitive barriers to entry

•	The financial condition of the company
TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.
To achieve the Fund’s goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.
Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.
In addition, under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. When the Fund is so invested, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit of any upswing in the market.
Principal Risks
The Fund is subject to the following principal risks, as well as other risks described in Appendix A:
Your primary risk in investing in the Fund is that you could lose money. The value of equity securities can fall due to the issuing company’s poor financial condition or adverse general economic or market conditions. To the extent the Fund limits its holdings, its performance will be affected by events affecting a particular Fund investment.
Value Investing
The value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.
Growth Stocks
Growth securities can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater swings than the broader market.
Small- and Medium-Sized Companies
Because the Fund can invest in companies of all sizes, it may be exposed to the risk of investing in small- and medium-sized companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market and their securities may be less liquid than large companies.
Derivatives
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Diversified
Equity Fund
associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s Sub-Adviser may not make use of derivatives for a variety of reasons.
Foreign Securities
Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.
Market
The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
You may lose money if you invest in this fund.
These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.
Disclosure of Portfolio Holdings
A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
Investor Profile
The Fund is intended for investors who are willing and financially able to take on significant market volatility and investment risk in pursuit of long-term capital growth.
Past Performance
The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year and how the Fund’s average annual total returns for different periods compared to the returns of a broad measure of market performance. The Fund’s primary benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), is a widely recognized, unmanaged index of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
Year-by-Year Total Return as of 12/31 (%)

1999	7.37
2000	10.72
2001	-8.10
2002	-20.09
2003	25.93
2004	13.81
2005	7.93
2006	9.42
2007	18.68
Best calendar quarter: 16.18% for quarter ended 03/31/2000
Worst calendar quarter: (18.46)% for quarter ended 09/30/2001

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Diversified
Equity Fund

Average Annual Total Returns Since Inception (as of 12/31/07)*

			Life of
	1 Year	5 Years	Fund**

Premier Diversified Equity Fund
Return Before Taxes	18.68%	14.97%	6.58%
Return After Taxes on Distributions***	18.22%	14.84%	6.41%
Return After Taxes on Distributions and Sale of Fund Shares***	12.78%	13.18%	5.73%
S&P 500 Index†	5.49%	12.83%	4.65%
*Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.
**Returns are based on the April 1, 1998 inception date for the Investor Class.
***The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
†The S&P 500 Index consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
Fees and Expenses
The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee on shares held 90 calendar days or less (as a % of amount redeemed)	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)1

Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.32%

Total Annual Fund Operating Expenses	1.32%
Expense Reduction[2]	0.17%

Net Operating Expenses	1.15%
1Annual Fund operating expenses are based upon the Fund’s expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
2Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2009, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.15%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction.
A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.
Example
The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.
The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

	Investment Period

	1 Year	3 Years	5 Years	10 Years

Transamerica Premier Diversified Equity Fund	$117	$402	$707	$1,575
You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.
Additional Information
Management
Investment Adviser:

Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716
For additional information about TAM, see the section titled “Shareholder Information — Investment Adviser” of this prospectus.
Advisory Fee:*
TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
Average Daily Net Assets

First $1 billion	0.75%
Over $1 billion up to $2 billion	0.72%
Over $2 billion	0.70%
*For more information, see “Shareholder Information — Advisory Fees.”

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Diversified
Equity Fund
Sub-Adviser

Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025
For additional information about TIM, see the section titled ”Shareholder Information — Sub-Adviser” of this prospectus.
Sub-Advisory Fee:
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

First $1 billion	0.75%
Over $1 billion up to $2 billion	0.72%
Over $2 billion	0.70%
Portfolio Managers
Gary U. Rollé, CFA
Lead Portfolio Manager
Gary U. Rollé is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of Transamerica Investment Management, LLC (“TIM”). Mr. Rollé is the Lead Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Balanced Fund (Equity), the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, and the Transamerica Premier Institutional Diversified Equity Fund. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 41 years of investment experience.
Geoffrey I. Edelstein, CFA, CIC
Co-Portfolio Manager
Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Edelstein is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, the Transamerica Premier Institutional Diversified Equity Fund and the Transamerica Premier Balanced Fund (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein’s analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also a member of the Board of Governors’ of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.
Kirk R. Feldhus
Co-Portfolio Manager
Kirk R. Feldhus is a Securities Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Feldhus is a Co-Manager of the Transamerica Premier Diversified Equity Fund and the Transamerica Premier Institutional Diversified Equity Fund. Mr. Feldhus is a generalist covering various sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Feldhus served as Vice President at Crystal Cove Capital. He has worked as a Research Associate at Bank of America Securities and as a Management Consultant at Ernst & Young. He earned a B.S. from Colorado State University and an M.B.A. from The Marshall School at the University of Southern California. Mr. Feldhus has 9 years of investment experience.
Thomas E. Larkin, III
Co-Portfolio Manager
Thomas E. Larkin, III is a Securities Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Larkin is a Co-Manager of the Transamerica Premier Diversified Equity Fund and the Transamerica Premier Institutional Diversified Equity Fund. Mr. Larkin’s analyst responsibilities include covering the Producer Durables, Autos and Transportation, and the Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Larkin interned with Morgan Stanley in the Private Wealth Management Division and with Trust Company of the West as an Analyst with their World Wide Opportunities Emerging Markets Fund. He earned a B.A. in Economics from Duke University. Mr. Larkin is currently a CFA Level I candidate and has 7 years of investment experience.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Diversified
Equity Fund
John D. Lawrence, CFA
Co-Portfolio Manager
John D. Lawrence is a Senior Securities Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Lawrence is a Co-Manager of the Transamerica Premier Diversified Equity Fund and the Transamerica Premier Institutional Diversified Equity Fund. He also has portfolio management responsibilities on sub-advised funds and institutional separate accounts in the Growth Equity discipline. Mr. Lawrence’s analyst responsibilities include covering the Energy, Consumer Discretionary and the Utilities sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Lawrence was a Research Associate at Credit Suisse First Boston and an Assistant Vice President at Sanders Morris Harris. He earned a B.A. from Rice University and an M.B.A. from University of California, Los Angeles. Mr. Lawrence has earned the right to use the Chartered Financial Analyst designation and has 8 years of investment experience.
Peter O. Lopez
Co-Portfolio Manager
Peter O. Lopez is Principal and Director of Research at Transamerica Investment Management, LLC (“TIM”). Mr. Lopez is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, the Transamerica Premier Institutional Diversified Equity Fund, the Transamerica Premier Balanced Fund (Equity), the Transamerica Premier High Yield Bond Fund, and the Transamerica Premier Institutional High Yield Bond Fund. He also co-manages sub-advised funds and institutional accounts in the large growth equity and convertible securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers’ and the portfolio managers’ ownership of securities in the Fund.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Balanced Fund
Objective
The Fund seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.
Principal Strategies and Policies
The Sub-Adviser, TIM, seeks to achieve the Fund’s objective by investing primarily in common stocks with the remaining assets invested largely in high-quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each position of the Fund to be flexible in managing the Fund’s assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the Fund will hold at least 25% of its assets in non-convertible fixed-income securities.
To achieve its goal, TIM invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of premier growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.
TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.
Equity Investments — TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting cash flows and determining earning potential, it uses multiple factors such as:

•	The quality of the management team

•	The company’s ability to earn returns on capital in excess of the cost of capital

•	Competitive barriers to entry

•	The financial condition of the company
TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.
Fixed-Income Investments — TIM seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the Fund. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at the best available prices.
The Fund may invest in mortgage-backed securities and lower-rated bonds. The Fund may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.
In addition, under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. When the Fund is so invested, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
Principal Risks
Your primary risk of investing in this Fund is you could lose money. The value of the equity securities portion of the Fund can fall due to the issuing company’s poor financial condition or poor general economic or market conditions. The value of the fixed-income securities portion of the Fund can fall if interest rates go up, or if the issuer fails to make the principal or interest payments when due.
Fixed-Income Securities
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Balanced Fund

•	Default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
Small- and Medium-Sized Companies
Because the Fund can invest in companies of all sizes, it may be exposed to the risk of investing in small- and medium-sized companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources; and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Growth Stocks
Growth securities can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater swings than the broader market.
Derivatives
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s Sub-Adviser may not make use of derivatives for a variety of reasons.
High-Yield Bonds
High-yield securities, commonly referred to as “junk bonds,” range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. Lower quality securities tend to be issued by companies that are less secure financially. In the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Fund’s sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield bonds are not generally meant for short-term investing.
Foreign Securities
Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs;

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Balanced Fund
different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.
Investing in Mortgage-Related Securities
Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.
Market
The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
You may lose money if you invest in this fund.
These and other risks are more fully described in the section entitled “Explanation of Strategies and Risks” in Appendix A of this prospectus.
Disclosure of Portfolio Holdings
A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
Investor Profile
The Fund is intended for investors who seek long-term total returns that balance capital growth and current income.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Balanced Fund
Past Performance
The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year, and how the Fund’s average annual total returns for different periods compared to the returns of broad measures of market performance. The Fund’s benchmarks, the Standard & Poor’s 500 Composite Stock Index (the “S&P 500 Index”) and the Lehman Brothers U.S. Government/ Credit Bond Index, are widely recognized, unmanaged indexes of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
Year-by-Year Total Return as of 12/31 (%)

1998	29.30
1999	14.81
2000	9.89
2001	-5.22
2002	-9.24
2003	23.20
2004	12.92
2005	5.81
2006	8.20
2007	13.04
Best calendar quarter: 14.63% for quarter ended 12/31/1999
Worst calendar quarter: (9.94)% for quarter ended 09/30/2001

Average Annual Total Returns (as of 12/31/07)*

	1 Year	5 Years	10 Years

Premier Balanced Fund
Return Before Taxes	13.04%	12.48%	9.71%
Return After Taxes on Distributions**	12.06%	12.04%	8.75%
Return After Taxes on Distributions and Sale of Fund Shares**	9.44%	10.79%	8.12%
S&P 500 Index†	5.49%	12.83%	5.91%
Lehman Brothers U.S. Government/ Credit Bond Index††	7.23%	4.44%	6.01%
*Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.
**The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
†The “S&P 500 Index” consists of 500 widely held, publicly traded common stocks.
††The Lehman Brothers U.S. Government/ Credit Bond Index is a broad-based, unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity.
These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by such index.
Fees and Expenses
The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee on shares held 90 calendar days or less (as a % of amount redeemed)	None
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)1

Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.27%

Total Annual Fund Operating Expenses	1.27%
Expense Reduction[2]	0.17%

Net Operating Expenses	1.10%
1Annual Fund operating expenses are based upon the Fund’s expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
2Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2009, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.10%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction.
A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.
Example
The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.
The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Balanced Fund

	Investment Period

	1 Year	3 Years	5 Years	10 Years

Transamerica Premier Balanced Fund	$112	$386	$681	$1,519
You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.
Additional Information
Management
Investment Adviser:

Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716
For additional information about TAM, see the section titled “Shareholder Information — Investment Adviser” of this prospectus.
Advisory Fee:*
TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
Average Daily Net Assets

First $1 billion	0.75%
Over $1 billion up to $2 billion	0.72%
Over $2 billion	0.70%
*For more information, see “Shareholder Information — Advisory Fees.”
Sub-Adviser:

Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025
For additional information about TIM, see the section titled “Shareholder Information — Sub-Adviser” of this prospectus.
Sub-Advisory Fee:
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

First $1 billion	0.75%
Over $1 billion up to $2 billion	0.72%
Over $2 billion	0.70%
Portfolio Managers
Gary U. Rollé, CFA
Lead Portfolio Manager
Gary U. Rollé is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of Transamerica Investment Management, LLC (“TIM”). Mr. Rollé is the Lead Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Balanced Fund (Equity), the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, and the Transamerica Premier Institutional Diversified Equity Fund. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 41 years of investment experience.
Heidi Y. Hu, CFA
Lead Portfolio Manager
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Ms. Hu is the Lead Manager of the Transamerica Premier Balanced Fund (Fixed Income) and Lead Manager of the Transamerica Premier Institutional Bond Fund. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.
Geoffrey I. Edelstein, CFA, CIC
Co-Portfolio Manager
Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Edelstein is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, the Transamerica Premier Institutional Diversified Equity Fund and the Transamerica Premier Balanced Fund (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein’s analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Balanced Fund
the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also a member of the Board of Governors’ of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.
Edward S. Han
Co-Portfolio Manager
Edward S. Han is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Han is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund and the Transamerica Premier Balanced Fund (Equity), and Co-lead Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.
John J. Huber, CFA
Co-Portfolio Manager
John J. Huber is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Huber is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund and the Transamerica Premier Balanced Fund (Equity), and Co-lead Manager of the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber’s analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.
Peter O. Lopez
Co-Portfolio Manager
Peter O. Lopez is Principal and Director of Research at Transamerica Investment Management, LLC (“TIM”). Mr. Lopez is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, the Transamerica Premier Institutional Diversified Equity Fund, the Transamerica Premier Balanced Fund (Equity), the Transamerica Premier High Yield Bond Fund, and the Transamerica Premier Institutional High Yield Bond Fund. He also co-manages sub-advised funds and institutional accounts in the large growth equity and convertible securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.
Erik U. Rollé
Co-Portfolio Manager
Erik U. Rollé is a Securities Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Rollé is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, and the Transamerica Premier Balanced Fund (Equity). He also co-manages sub-advised funds and institutional separate accounts in the growth equity discipline. Prior to joining TIM in 2005, Mr. Rollé worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in Finance and a B.S. in Journalism from the University of Colorado at Boulder. Mr. Rollé has 6 years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier High Yield
Bond Fund
Objective
The Fund seeks to achieve a high total return (income plus capital appreciation) by investing primarily in debt instruments and convertible securities, with an emphasis on lower-quality securities.
Principal Strategies and Policies
The Fund generally invests at least 80% of its assets in a diversified selection of lower-rated bonds (below investment grade), commonly known as “junk bonds.” These are bonds rated below Baa by Moody’s or below BBB by Standard & Poor’s (see “Summary of Bond Ratings”). The Fund’s Sub-Adviser, TIM, selects bonds that it believes are likely to be upgraded, return high current income, rise in value, and are unlikely to default on payments.
TIM uses a “bottom-up” approach to investing. TIM studies industry and economic trends, but focuses on researching individual issuers. The Fund’s portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.
To achieve the Fund’s goal, TIM’s fixed-income management team:

•	Seeks to achieve price appreciation and minimize price volatility by identifying bonds that are likely to be upgraded by qualified rating organizations

•	Employs research and credit analysts who seek to minimize purchasing bonds that default by assessing the likelihood of timely payment of interest and principal

•	Invests Fund assets in convertible and other securities consistent with the objective of high total return
The interest rates on short-term obligations held in the Fund’s portfolio will vary, rising or falling with short-term interest rates generally. The Fund’s yield will tend to lag behind general changes in interest rates.
The ability of the Fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.
Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards options and swaps, and also in foreign securities.
In addition, under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. When the Fund is so invested, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
Principal Risks
The Fund is subject to the following principal risks, as well as other risks described in Appendix A:
Your primary risk in investing in the Fund is you could lose money. The value of the Fund can fall if interest rates go up, or if the issuer fails to pay the principal or interest payments when due. Since the Fund invests in lower-rated bonds, it is subject to a greater risk of loss of principal due to an issuer’s non-payment of principal or interest; and its performance is subject to more variance due to market conditions, than a fund investing in higher-rated bonds. You should carefully assess the risks associated with an investment in this Fund.
Fixed-Income Securities
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
• market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier High Yield
Bond Fund
could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
Convertible Securities
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
High-Yield Bonds
High-yield securities, commonly referred to as “junk bonds,” range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund with high-yield securities may be more susceptible to credit risk and market risk than a fund that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. Lower quality securities tend to be issued by companies that are less secure financially. In the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Fund’s Sub-Adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield bonds are not generally meant for short-term investing.
Derivatives
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s Sub-Adviser may not make use of derivatives for a variety of reasons.
Foreign Securities
Because the Fund may invest in foreign securities, it can be exposed to risks related to these securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.
Market
The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
You may lose money if you invest in this fund.
These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.
Disclosure of Portfolio Holdings
A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier High Yield
Bond Fund
month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
Investor Profile
The Fund is intended for investors who are willing to take substantial risks in pursuit of potentially higher rewards. The risks associated with investments in speculative securities make this Fund suitable only for long-term investment.
Past Performance
The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year, and how the Fund’s average annual total returns for different periods compare to the returns of broad measures of market performance. The Fund’s primary benchmark, the Merrill Lynch High Yield, Cash Pay, BB-B Rated Index, and the Fund’s secondary benchmark, the Merrill Lynch U.S. High Yield Cash Pay Index, are widely recognized, unmanaged indexes of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
Year-by-Year Total Return as of 12/31 (%)

1998	5.73
1999	5.43
2000	-2.01
2001	4.49
2002	-2.60
2003	18.76
2004	10.38
2005	2.93
2006	9.01
2007	0.59
Best calendar quarter: 6.49% for quarter ended 06/30/2003
Worst calendar quarter: (5.54)% for quarter ended 12/31/2000

Average Annual Total Returns (as of 12/31/07)*

	1 Year	5 Years	10 Years**

Premier High Yield Bond Fund
Return Before Taxes	0.59%	8.15%	4.82%
Return After Taxes on Distributions***	(1.87)%	5.55%	1.78%
Return After Taxes on Distributions and Sale of Fund Shares***	0.43%	5.47%	2.19%
Merrill Lynch High Yield, Cash Pay, BB-B Rated Index†	2.69%	9.67%	5.55%
Merrill Lynch U.S. High Yield Cash Pay Index††	2.17%	10.57%	5.62%
*Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.
**On July 1, 1998, the Transamerica High Yield Bond Fund (separate account) exchanged all of its assets for shares in the Transamerica Premier High Yield Bond Fund (“Fund”). The inception date of the Fund is considered to be September 1, 1990, the separate account’s inception date. The performance prior to July 1, 1998 is the separate account’s performance recalculated to reflect the actual fees and expenses of the Fund. The separate account was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain restrictions imposed in the 1940 Act; and if the separate account had been registered under the 1940 Act, the separate account’s performance may have been affected.
***The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
†Merrill Lynch High Yield, Cash Pay, BB-B Rated Index is an unmanaged index comprised of the value-weighted measure of approximately 1,500 BB and B rated bonds.
††Merrill Lynch U.S. High Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.
These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
Fees and Expenses
The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee on shares held 90 calendar days or less (as a % of amount redeemed)	None
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)1

Advisory Fees	0.53%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.54%

Total Annual Fund Operating Expenses	1.32%
Expense Reduction[2]	0.42%

Net Operating Expenses	0.90%
1Annual Fund operating expenses are based upon the Fund’s expenses for the fiscal year ended December 31, 2007.
2Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2009, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.90%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction.
A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier High Yield
Bond Fund
Example
The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.
The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

	Investment Period

	1 Year	3 Years	5 Years	10 Years

Transamerica Premier High Yield Bond Fund	$92	$377	$683	$1,554
You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.
Additional Information
Management
Investment Adviser:

Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716
For additional information about TAM, see the section titled “Shareholder Information—Investment Adviser” of this prospectus.
TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
Advisory Fee:*
0.53% of average daily net assets

*	For more information, see “Shareholder Information—Advisory Fees.”
Sub-Adviser:

Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025
For additional information about TIM, see the section titled ”Shareholder Information — Sub-Adviser” of this prospectus.
Sub-Advisory Fee:
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
0.53% of average daily net assets
Portfolio Managers
Brian W. Westhoff, CFA
Lead Portfolio Manager
Brian W. Westhoff is a Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Westhoff is the Lead Manager of the Transamerica Premier High Yield Bond Fund and the Transamerica Premier Institutional High Yield Bond Fund. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/ Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in Business Administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.
Scott L. Dinsdale, CFA
Co-Portfolio Manager
Scott L. Dinsdale is a Senior Securities Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Dinsdale is a Co-Manager of the Transamerica Premier High Yield Bond Fund and the Transamerica Premier Institutional High Yield Bond Fund. He re-joined TIM in 2005 after previously serving as a Fixed Income Analyst from 1999-2000. Mr. Dinsdale was a Portfolio Manager and Analyst in the High Yield and Convertible Securities group at Pacific Life Insurance Co as well as previously working as a Director at Standard and Poor’s Ratings Group. He holds an M.B.A. in Finance and International Business from the Stern School of Business at New York University and received a B.A. in Business Administration from San Diego State University. Mr. Dinsdale has earned the right to use the Chartered Financial Analyst designation and has 20 years of investment experience.
Peter O. Lopez
Co-Portfolio Manager
Peter O. Lopez is Principal and Director of Research at Transamerica Investment Management, LLC (“TIM”). Mr. Lopez is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, the Transamerica Premier

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier High Yield
Bond Fund
Institutional Diversified Equity Fund, the Transamerica Premier Balanced Fund (Equity), the Transamerica Premier High Yield Bond Fund, and the Transamerica Premier Institutional High Yield Bond Fund. He also co-manages sub-advised funds and institutional accounts in the large growth equity and convertible securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Cash Reserve Fund
Objective
The Fund seeks to maximize current income from money market securities consistent with liquidity and preservation of principal.
Principal Strategies and Policies
This is a money market fund. It invests primarily in a diversified selection of high-quality U.S. dollar-denominated money market instruments with remaining maturities of 13 months or less. The Sub-Adviser, TIM, looks for securities with minimal credit risk. The Fund maintains an average maturity of 90 days or less.
To achieve its goal, the Fund invests primarily in:

•	Short-term corporate obligations, including commercial paper, notes and bonds

•	Obligations issued or guaranteed by the U.S. and foreign governments and their agencies or instrumentalities

•	Obligations of U.S. and foreign banks or their foreign branches, and U.S. savings banks

•	Repurchase agreements involving any of the securities mentioned above
Bank obligations purchased for the Fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the Fund are limited to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the Fund must be issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the Fund are determined by TIM to present minimal credit risks.
The Fund seeks to maintain a stable net asset value of $1.00 per share by:

•	Investing in securities which present minimal credit risk

•	Maintaining the average maturity of obligations held in the Fund’s portfolio at 90 days or less
Principal Risks
Your primary risk of investing in the Fund is that the performance will not keep up with inflation and its real value will go down. Also, the Fund’s performance can go down if a security issuer fails to pay the principal or interest payments when due; but this risk is generally lower due to the shorter term of money market obligations.
Interest Rates
The interest rates on short-term obligations held in the Fund’s portfolio will vary, rising or failing with short-term interest rates generally. The Fund’s yield will tend to lag behind general changes in interest rates.
The ability of the Fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.
Default
The Fund is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the Fund.
Net Asset Value
The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund’s net asset value to fluctuate. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.
Bank Obligations
If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.
Market
The value of securities owned by the Fund, or the Fund’s yield, may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Although we seek to preserve the value of your investment at $1.00 per share, you may lose money by investing in this Fund.
These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.
Disclosure of Portfolio Holdings
A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Cash Reserve Fund
in the Fund’s SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
Investor Profile
The Fund is intended for investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.
Past Performance
The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year, and how the Fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The Fund’s benchmark, the iMoney Net Money Fund Report, is a widely recognized composite of all taxable money market funds. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. If the Investment Adviser had not waived fees, the aggregate total return of the Fund would have been lower.
Year-by-Year Total Return as of 12/31 (%)
(Bar Chart)

1998	5.45
1999	5.05
2000	6.34
2001	4.12
2002	1.62
2003	0.92
2004	1.16
2005	3.06
2006	4.91
2007	5.12
Best calendar quarter: 1.63% for quarter ended 09/30/2000
Worst calendar quarter: 0.20% for quarter ended 03/31/2004

Average Annual Total Returns Since Inception (as of 12/31/07)*

	1 Year	5 Years	10 Years

Premier Cash Reserve Fund

Return Before Taxes	5.12%	3.02%	3.76%

iMoneyNet Fund Report†	4.58%	2.48%	3.23%
*Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.
†iMoneyNet Money Fund Reporttm — All Taxable, First Tier is a composite of taxable money market funds that meet the SEC’s definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
Note: The seven-day current and effective yields were 4.54% and 4.57% for the Investor Class, respectively, as of December 31, 2007. You can get the seven-day current yield of the Transamerica Premier Cash Reserve Fund by calling 1-800-89-ASK-US.
Fees and Expenses
The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee on shares held 90 calendar days or less (as a % of amount redeemed)	None
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)1

Advisory Fees	0.33%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.27%

Total Annual Fund Operating Expenses	0.60%
Expense Reduction[2]	0.35%

Net Operating Expenses	0.25%
1Annual Fund operating expenses are based upon the Fund’s expenses for the fiscal year ended December 31, 2007.
2
Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2009, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.25%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction.
The Fund’s distributor has agreed to waive the distribution fees for the Fund until at least April 30, 2009. This fee waiver may be terminated at any time without notice after April 30, 2009.
A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.
Example
The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.
The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Cash Reserve Fund
indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

	Investment Period

	1 Year	3 Years	5 Years	10 Years

Transamerica Premier Cash Reserve Fund	$26	$157	$300	$717
You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.
Additional Information
Management
Investment Adviser:

Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716

For additional information about TAM, see the section titled “Shareholder Information — Investment Adviser” of this prospectus.
TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
Advisory Fee:*
0.33% of Average Daily Net Assets
*For more information, see “Shareholder Information— Advisory Fees.”
Sub-Adviser:

Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025
For additional information about TIM, see the section titled “Shareholder Information—Sub-Adviser” of this prospectus.
Sub-Advisory Fee:
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
0.33% of Average Daily Net Assets
Portfolio Managers
Greg D. Haendel, CFA
Lead Portfolio Manager
Greg D. Haendel is a Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Haendel is the Lead Manager of the Transamerica Premier Cash Reserve Fund and the Co-Manager of the Transamerica Premier Institutional Bond Fund. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience
Patty Arrieta-Morales
Co-Portfolio Manager
Patty Arrieta-Morales is a Money Market Trader at Transamerica Investment Management, LLC (“TIM”). Ms. Arrieta-Morales is the Co-Manager of the Transamerica Premier Cash Reserve Fund. She joined TIM in 1998. Ms. Arrieta-Morales holds a B.S. in Accounting from California State University at Los Angeles and has 11 years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
INVESTMENT ADVISER
On February 25, 2008, shareholders approved TAM as the Investment Adviser to the Funds. TAM is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Investment Adviser hires the Sub-Adviser to furnish investment advice and recommendations and has entered into a sub-advisory agreement with TIM. The Investment Adviser also monitors the Sub-Adviser’s buying and selling of securities and administration of the Funds.
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group. AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC (“TIM”) are affiliates of TAM and Transamerica Premier Funds.
The Funds may rely on an Order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Funds and its Investment Adviser, TAM, subject to certain conditions, and without approval of shareholders to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.
ADVISORY FEES
For its service to each of the Funds, the Investment Adviser is entitled to receive an advisory fee based on an annual percentage of the Fund’s average daily net assets as indicated below. It is accrued daily and paid monthly. The fees may be higher than the average advisory fee paid to the investment advisers of other similar funds. The Investment Adviser may waive some or all of its fees from time to time at its discretion.

As a % of Average
Fund	Daily Net Assets

Transamerica Premier Focus Fund	0.85% for the first $1 billion; 0.82% of the next $1 billion and 0.80% of assets in excess of $2 billion
Transamerica Premier Equity Fund	0.85% for the first $1 billion; 0.82% of the next $1 billion and 0.80% of assets in excess of $2 billion
Transamerica Premier Growth Opportunities Fund	0.85% for the first $1 billion; 0.82% of the next $1 billion and 0.80% of assets in excess of $2 billion
Transamerica Premier Diversified Equity Fund	0.75% for the first $1 billion; 0.72% of the next $1 billion and 0.70% of assets in excess of $2 billion
Transamerica Premier Balanced Fund	0.75% for the first $1 billion; 0.72% of the next $1 billion and 0.70% of assets in excess of $2 billion
Transamerica Premier High Yield Bond Fund	0.53%
Transamerica Premier Cash Reserve Fund	0.33%
Advisory Fees Paid in 2007
For the fiscal year ended December 31, 2007, each Fund paid the following advisory fee as a percentage of the Fund’s average daily net assets, after reimbursement and/or fee waivers (if applicable).

Fund	Percentage

Transamerica Premier Focus Fund	0.60%

Transamerica Premier Equity Fund	0.69%
Transamerica Premier Growth Opportunities Fund	0.60%

Transamerica Premier Diversified Equity Fund	0.58%
Transamerica Premier Balanced Fund	0.58%

Transamerica Premier High Yield Bond Fund	0.11%
Transamerica Premier Cash Reserve Fund	0.00%

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
Each Fund pays all the costs of its operations that are not assumed by the Investment Adviser, including:

•	Custodian

•	Legal

•	Auditing

•	Administration

•	Registration fees and expenses

•	Fees and expenses of directors unaffiliated with the Investment Adviser
The Investment Adviser allocates the expenses that are not Fund-specific among the Funds based on the net assets of each Fund.
Out of its past profits and other available services, the Investment Adviser (or its affiliates) may pay for distribution and for shareholder services with respect to the Funds provided by broker/ dealers and other financial intermediaries. These payments are sometimes referred to as “revenue sharing” arrangements. Revenue sharing is not an expense of the Funds, and thus, does not result in increased Fund expenses.
A discussion regarding the basis of the Funds’ Board of Directors approval of the Funds’ advisory arrangements is available in the Funds’ annual report dated as of December 31, 2007.
SUB-ADVISER
On February 25, 2008, shareholders approved TIM as the Sub-Adviser to the Funds. TIM is located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025. TIM is controlled by Transamerica Investment Services, Inc. (“TISI”). TISI is a subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Corporation is a subsidiary of AEGON N.V., an international insurance group.
SUB-ADVISORY FEES
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM, at the following annual rates:

As a % of Average
Fund	Daily Net Assets

Transamerica Premier Focus Fund	0.85% for the first $1 billion; 0.82% of the next $1 billion and 0.80% of assets in excess of $2 billion
Transamerica Premier Equity Fund	0.85% for the first $1 billion; 0.82% of the next $1 billion and 0.80% of assets in excess of $2 billion
Transamerica Premier Growth Opportunities Fund	0.85% for the first $1 billion; 0.82% of the next $1 billion and 0.80% of assets in excess of $2 billion
Transamerica Premier Diversified Equity Fund	0.75% for the first $1 billion; 0.72% of the next $1 billion and 0.70% of assets in excess of $2 billion
Transamerica Premier Balanced Fund	0.75% for the first $1 billion; 0.72% of the next $1 billion and 0.70 of assets in excess of $2 billion
Transamerica Premier High Yield Bond Fund	0.53%
Transamerica Premier Cash Reserve Fund	0.33%
TO CONTACT TRANSAMERICA PREMIER FUNDS

• Customer Service:	1-800-892-7587
• Internet:	www.transamericafunds.com
• Fax:	1-866-476-0578
Mailing Address:	Transamerica Premier Funds P.O. Box 219427 Kansas City, MO 64121-9427
Overnight Address:	Transamerica Premier Funds 330 West 9th Street Kansas City, MO 64105
OPENING AN ACCOUNT
Transamerica Premier Funds make opening an account, investing in shares and account management as easy and efficient as possible.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
For your convenience, the Funds also provide a complete range of services to meet your investment and financial transaction needs.
Fill out the New Account Application which is available on our website.
IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website.
Note: To help the U.S. government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If Transamerica Premier Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated net asset value (“NAV”) per share.
Minimum Investment

	Minimum	Minimum
	Initial	Subsequent
	Investment	Investment
	(per fund	(per fund
Type of Account	account)	account)

Regular Accounts	$1,000	$50
IRAs (Traditional and Roth) and Coverdell ESAs	$250	$50
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$250	$50
Payroll Deduction and Automatic Investment Plans	$50	$50 *
* Minimum per monthly fund account investment.
Note: Transamerica Premier Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. The minimum initial and minimum subsequent investment requirements have been waived for wrap programs at broker/dealer firms having applicable selling and wrap agreements with Transamerica Premier Funds and certain qualified retirement plans, excluding IRAs.
By Mail

•	Send your completed application and check made payable to Transamerica Fund Services, Inc.
Through an Authorized Dealer

•	The dealer is responsible for opening your account and providing Transamerica Premier Funds with your taxpayer identification number.
BUYING SHARES
Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing.
By Check

•	Make your check payable and mail to Transamerica Fund Services, Inc.

•	If you are opening a new account, send your completed application along with your check.

•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica Premier Fund(s) you wish to invest in. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	Transamerica Premier Funds does not accept money orders, traveler’s checks, credit card convenience checks or cash. Cashier’s checks, starter checks, and third-party checks may be accepted, subject to approval by Transamerica Premier Funds.
By Automatic Investment Plan

•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.
By Telephone

•	You may request an electronic transfer of funds from your bank account to your Transamerica Premier Funds account. The electronic bank link option must be established in advance before Automatic Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
Through Authorized Dealers

•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Premier Funds must receive your payment within three business days after your order is accepted.
By the Internet

•	You may request an electronic transfer of funds from your bank account to your Transamerica Premier Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link.
By Payroll Deduction

•	You may have money transferred regularly from your payroll to your Transamerica Premier Funds account. Call Customer Service to establish this deduction.
By Wire Transfer

•	You may request that your bank wire funds to your Transamerica Premier Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA, Charlotte, NC, ABA# 0260-0959-3, DDA# 5486005475. Provide shareholder name, fund and account numbers.

•	Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.
Other Information
If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.
Transamerica Premier Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.
Transamerica Premier Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. To the extent authorized by law, Transamerica Premier Funds and each of the Funds reserves the right to discontinue offering shares at any time, to reorganize, or to cease operating entirely.
SELLING SHARES
Selling shares is also referred to as “redeeming” shares. You can redeem your shares at any time.
Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, Transamerica Premier Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased by personal checks (or other circumstances where the purchase money has not yet been collected), redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and are not subject to the 15 day holding period.
Please note that redemption requests greater than $50,000 per day must be submitted in writing and requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only).
The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.
To Request Your Redemption and Receive Payment By:
Direct Deposit – ACH

•	You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Premier Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.
Direct Deposit – Wire

•	You may request an expedited wire redemption in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Premier Funds charges $10 for this service. Your bank may charge a fee as well.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
Check to Address of Record

•	Written Request: Send a letter requesting a withdrawal to Transamerica Premier Funds. Specify the fund, account number and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

•	Telephone or Internet Request: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/ Address

•	This request must be in writing, regardless of amount, signed by all account owners, with an original signature guarantee.
Systematic Withdrawal Plan (by Direct Deposit ACH or Check)

•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain the appropriate form to complete.
Through an Authorized Dealer

•	You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call Customer Service for assistance.
Your Request to Sell Your Shares and Receive Payment May Be Subject To:

•	The type of account you have and if there is more than one shareholder.

•	The dollar amount you are requesting; redemptions over $50,000 must be in writing, and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•	A written request or an original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Premier Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

•	Each Fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	Shares will normally be redeemed for cash, although each Fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.

•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged. These fees may be adjusted from time to time.
Please see additional information relating to signature guarantees later in this prospectus.
EXCHANGING SHARES

•	You may request an exchange in writing, by phone or by accessing your account through the internet.

•	You can exchange shares in one fund for shares of another fund offered in this prospectus.

•	The minimum exchange to a new fund account is $1,000, unless your account is a UGMA, UTMA, or IRA, in which event it is $250. If you want to exchange between existing fund accounts, the required minimum will be $50.

•	An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus carefully.

•	If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Premier Funds will also carry over to this new fund unless otherwise instructed.

•	Transamerica Premier Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

•	Transamerica Premier Funds reserves the right to deny any request involving transactions between classes of shares.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
REDEMPTION FEES
Redemption Fee Assessment
In an effort to protect the interests of shareholders, Transamerica Premier Funds has instituted a short-term redemption fee on the Funds referenced below. We believe that such a fee may discourage short-term traders (or “market timers”) of these Funds and is, therefore, in the best interests of the Funds.
Shares of the Transamerica Premier Diversified Equity Fund, Transamerica Premier Equity Fund, Transamerica Focus Fund, and Transamerica Premier Growth Opportunities Fund that are sold or exchanged within 90 days of purchase will be assessed a redemption fee of 2% of the value of the shares sold or exchanged. Exemptions to the redemption fee include: 1) shares purchased through reinvested distributions (dividends and/or capital gains); and 2) shares purchased within 401(k) and other employer-sponsored retirement plans. These Funds reserve the right to waive the redemption fee in special situations where we believe such a waiver is warranted.
For the purpose of determining whether the redemption fee applies, the shares held the longest will be redeemed first. Any applicable fee will be deducted from the redemption proceeds that result from the order to exchange or sell. These Funds will retain the redemption fees to help offset broker commissions, market impact and other costs associated with fluctuations in such Fund’s asset levels.
Redemptions through Financial Intermediaries
You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a savings plan or a 529 college savings plan that maintains a master account (an “Omnibus Account”) with each Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each Fund’s redemption fee on the Fund’s behalf from their customers’ accounts. As a result, the ability of each Fund to monitor trades that are placed by Omnibus Accounts or other nominee accounts and assess redemption fees is severely limited in those instances in which a broker, administrator or other intermediary maintain the record of each Fund’s underlying beneficial owners. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems’ requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a fund. Each Fund will continue to encourage all financial intermediaries to develop the capability to assess the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary for more information on any differences in how the redemption fee is applied to your investments in a Fund.
The assessment of redemption fees will be waived for accounts held in wrap programs at broker/dealer firms having applicable selling and wrap agreements with the Fund.
The minimum initial and minimum subsequent investment requirements, as well as assessment of redemption fees, will be waived (to the extent applicable) with respect to transactions in an account in the Transamerica Premier Equity Fund maintained by Fidelity Management Trust Company (“FMTC”) on behalf of one or more 401(k) or other retirement plans. Net purchase and/or redemption orders forwarded on behalf of plan participants by FMTC with respect to the account will not be considered to be market timing or disruptive trading for purposes of the Fund’s compliance policies, and FMTC’s market timing and disruptive trading policies (and not those of the Fund) will apply to transactions by plan participants.
The Statement of Additional Information contains additional information.
Involuntary Redemptions
Each Fund reserves the right to close your account if the account value falls below the Fund’s minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing or frequent small redemptions). Involuntary redemptions are subject to applicable redemption fees unless Transamerica Premier Funds provides a waiver.
FEATURES AND POLICIES
Market Timing/ Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are borne by all shareholders, including long-term investors who do not generate the costs.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
Transamerica Premier Funds’ Board of Directors has approved policies that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares and redemption fees, as described in this prospectus. If you intend to engage in such practices, we request that you do not purchase shares of any of the Funds.
Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The Funds generally will consider four or more exchanges between Funds, or frequent purchases and redemptions having a similar effect during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the Funds reserve the right to determine less active trading to be “excessive” or related to market timing.
While the Funds discourage market timing and excessive short-term trading, the Funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. The Funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the Funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Premier Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Premier Fund’s policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.
See the “Exchanging Shares” section of this prospectus for further details on exchange policies.
The Funds do not permit market timing. Do not
invest with us if you are a market timer.
Checkwriting Service (available for shareholders of Transamerica Premier Cash Reserve Fund only)
If you would like to use the checkwriting service, mark the appropriate box on the application or authorization form. Your Transamerica Premier Cash Reserve Fund account must have a minimum balance of $1,000 to establish checkwriting privileges. The Fund will send you checks when it receives these properly completed documents and your check has cleared the 15-day holding period. Checks must be written for at least $250, and investments made by check or ACH must have been in your account for at least 15 calendar days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in your account at that day’s net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for “insufficient funds,” and your account will incur a $20 service fee. Due to dividends accruing on your account, it is not possible to determine your account’s value in advance, so you should not write a check for the entire value of your account or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. The payment of funds is authorized by the signature(s) appearing on the Transamerica Premier Funds application or authorization form. Each signatory guarantees the genuineness of the other signature(s).
The use of checks is subject to the rules of the Transamerica Premier Funds designated bank for its check writing service. Transamerica Premier Funds has chosen UMB Bank, N.A. as its designated bank for this service. UMB Bank, N.A., or its bank affiliate (the “Bank”), is appointed agent by the person(s) signing the Transamerica Premier Funds application or authorization form (the Investor(s)) and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to Transamerica Premier Funds as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.
This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the State of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or Transamerica Premier Funds has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
The checkwriting service of Transamerica Premier Cash Reserve Fund is not available for IRAs or qualified retirement plans.
Customer Service
Occasionally, Transamerica Premier Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Premier Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using the Premier Quote (automated phone system).
Uncashed Checks Issued on Your Account
If any check Transamerica Premier Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the Fund that you held, for example, if the Fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Premier Fund, such as the Transamerica Premier Cash Reserve Fund.
Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.
Dividend Payment Schedules:

Fund	When It Pays

Transamerica Premier Focus Fund	Annually
Transamerica Premier Equity Fund	Annually
Transamerica Premier Growth Opportunities Fund	Annually
Transamerica Premier Diversified Equity Fund	Annually
Transamerica Premier Balanced Fund	Annually
Transamerica Premier High Yield Bond Fund	Monthly
Transamerica Premier Cash Reserve Fund	Monthly
Minimum Account Balance
Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Premier Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Premier Funds generally provides a 60-day notification to the address of record prior to assessing a minimum account fee, or closing any account. The following describes the fees assessed against fund accounts with balances below the stated minimum:

Account Balance	Fee Assessment
(per fund account)	(per fund account)

If your balance is below $1,000	$25 fee assessed every year, until balance reaches $1,000
No fees will be charged on:

•	Accounts opened within the preceding 24 months

•	Accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)

•	Accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more

•	Accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

•	UTMA/ UGMA accounts (held at Transamerica Premier Funds)

•	State Street Custodial accounts (held at Transamerica Premier Funds)

•	Omnibus and Network Level 3 accounts

•	Accounts for which Transamerica Premier Funds in its discretion has waived the minimum account balance requirement
Telephone Transactions
Transamerica Premier Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
Transamerica Premier Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where Transamerica Premier Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions and tape recording conversations. Transamerica Premier Funds reserves the right to modify the telephone redemption privilege at any time.
Retirement and ESA State Street Account Maintenance Fees
Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’s value per Social Security Number is more than $50,000.
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Premier Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker/dealers and member firms of a national securities exchange.
An original signature guarantee is required if any of the following is applicable:

•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

•	You would like a check made payable to anyone other than the shareholder(s) of record.

•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.

•	You would like a check mailed to an address other than the address of record.

•	You would like your redemption proceeds wired to a bank account other than a bank account of record.

•	You are adding or removing a shareholder from an account.

•	You are changing ownership of an account.

•	When establishing an electronic bank link, if the Transamerica Premier Funds account holder’s name does not appear on the check.
The Funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee may be refused if any of the following is applicable:

•	It does not appear valid or in good form.

•	The transaction amount exceeds the surety bond limit of an original signature guarantee.

•	The guarantee stamp has been reported as stolen, missing or counterfeit.
Employer-Sponsored Accounts
If you participate in an employer-sponsored plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Premier Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)
E-mail Communications
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.
Statements and Reports
Transamerica Premier Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Premier Funds in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.
Please retain your statements. If you require historical statements, Transamerica Premier Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.
PRICING OF SHARES
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by Transamerica Premier Funds or an authorized intermediary.
When Share Price Is Determined
The NAV of the Funds is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a Fund does not price its shares (therefore, the NAV of a Fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds).
Purchase orders received in good order and accepted and redemption orders received in good order before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day (less applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.
How NAV is Determined
The NAV per share of each Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares of the Fund that are then outstanding.
The Board of Directors has approved procedures to be used to value the Funds’ securities for the purposes of determining the Fund’s NAV. The valuation of securities of the Funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to TAM.
In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/ NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/ NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Funds’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.
When market quotations are not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), securities and other assets are valued at fair value. In that case, a valuation committee appointed by the Board of Directors may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board of Directors. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security; securities for which the closing value is deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the Funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determine its NAV.
DISTRIBUTION OF SHARES
Distribution Plans
Shares are available on a no-load basis directly to individuals, companies, retirement programs and other investors from Transamerica Capital, Inc. (“TCI”), the Distributor, 4600 Syracuse Street, Suite 1100, Denver, Colorado 80237.
Each Fund makes payments to TCI according to a plan adopted to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fees paid by each Fund’s shares are used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.25% of the average daily net assets of each Fund, except the Transamerica Premier Cash Reserve Fund. These fees accrue daily and are based on an annual percentage of the daily average net assets.
Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In case a Fund is closed to new investors or investments, distribution fees may still be paid under the 12b-1 Plan to compensate for past distribution efforts and ongoing services rendered to shareholders.
From time to time, and for one or more Funds, the Distributor may waive all or any portion of these fees at its discretion. The fee for the Transamerica Premier Cash Reserve Fund is currently being waived until at least April 30, 2009. The Distributor may terminate this waiver at any time after April 30, 2009.
UNDERWRITING AGREEMENT
Transamerica Premier Funds has an Underwriting Agreement with Transamerica Capital, Inc. (TCI). TCI is an affiliate of Transamerica Investment Management, LLC, TAM and Transamerica Premier Funds. Under this agreement, TCI underwrites and distributes all classes of Fund shares and bears the expenses of offering these shares to the public. The Funds pay TCI, or its agent, fees for its services. Of the distribution and service fees it receives for Investor Class shares, TCI, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares.
DISTRIBUTIONS AND TAXES
Taxes on Distributions in General
Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a Fund will not have to pay income tax on amounts it distributes to shareholders, shareholders that are not generally tax-exempt will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If a Fund declares a dividend in October, November, or December but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.
You normally will be taxed on distributions you receive from a Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.
Current U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on qualified dividend income. These rates do not apply to corporate taxpayers.
The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers under current federal income tax law:

•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•	Distributions designated by a Fund as “qualified dividend income” will also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition,

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

one year; otherwise it will be a short-term capital gain or loss. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as long-term capital gain that were received with respect to the shares.
Note that money market funds typically maintain a stable net asset value of $1.00 per share. Assuming that is the case during the period when you own shares of Transamerica Premier Cash Reserve Fund, then you will typically not recognize gain or loss upon the sale, redemption, or exchange of shares of this Fund.
Withholding Taxes
As with all mutual funds, the Funds may be required to apply backup withholding of U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) on all taxable distributions and (except for Transamerica Premier Cash Reserve Fund) redemption proceeds payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
Non-Resident Alien Withholding
If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless you have a broker/dealer firm that submits your account through the National Securities Clearing Corporation, in which your broker/dealer will be required to submit a Foreign Certification Form. Investors changing a mailing address to a non-U.S. address will be required to have a Foreign Certification Form completed and returned to us if they have a broker/dealer before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, you will need to provide the appropriate tax form (generally, Form W-8BEN) and documentary evidence if you are not a U.S. resident alien.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made, in shares of a Transamerica Premier Fund. More information is provided in the SAI. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in Transamerica Premier Funds.
Investment Policy Changes
Transamerica Premier Equity Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Diversified Equity Fund and Transamerica Premier High Yield Bond Fund, as part of each fund’s investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
SUMMARY OF BOND RATINGS
Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody’s Investors Service, Inc. and Standard & Poor’s Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as “junk bonds.”

Standard
Investment Grade	Moody’s	& Poor’s

Highest quality	Aaa	AAA
High quality	Aa	AA
Upper medium	A	A
Medium, speculative features	Baa	BBB

Lower Quality

Moderately speculative	Ba	BB
Speculative	B	B
Very speculative	Caa	CCC
Very high risk	Ca	CC
Highest risk, may not be paying interest	C	C
In arrears or default	C	D

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand a Fund’s performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Transamerica Premier Funds’ 2007 Annual Report which is available by request by calling 1-800-892-7587.
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Focus Fund

	Investor Class

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,	December 31,		December 31,		December 31,		December 31,
	2007	2006		2005		2004		2003

Net Asset Value
Beginning of year	$19.65	$18.59		$16.01		$13.87		$9.94

Operations
Net investment income (loss)(a)	(0.11)	(0.11)		(0.06)		(0.07)		(0.07)
Net realized and unrealized gain (loss) on investments	4.11	1.17		2.64		2.21		4.00

Total from investment operations	4.00	1.06		2.58		2.14		3.93

Dividends/ Distributions and Other to Shareholders
Net realized gains on investments	(0.01)	—		—		—		—

Total dividends/ distributions	(0.01)	—		—		—		—

Net Asset Value
End of year	$23.64	$19.65		$18.59		$16.01		$13.87

Total Return(c)	20.35%	5.70%		16.12%		15.43%		39.54%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.18%	1.20%		1.32%		1.36%		1.40%
Before reimbursement/fee waiver	1.18%	1.20%		1.32%		1.36%		1.54%
Net investment income (loss), after reimbursement/fee waiver	(0.50% )	(0.61%	)	(0.38%	)	(0.48%	)	(0.65%	)
Portfolio turnover rate	51%	46%		67%		64%		59%
Net assets end of the year (in thousands)	$95,372	$87,200		$111,705		$92,565		$87,075

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
FINANCIAL HIGHLIGHTS (Continued)
The following tables includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Equity Fund

	Investor Class

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2007	2006	2005	2004		2003

Net Asset Value
Beginning of year	$22.52	$22.05	$19.46	$16.90		$12.93

Operations
Net investment income (loss)(a)	(0.03)	(0.07)	(0.08)	(0.02)		(0.07)
Net realized and unrealized gain (loss) on investments	3.45	1.74	3.19	2.58		4.04

Total from investment operations	3.42	1.67	3.11	2.56		3.97

Dividends/Distributions and Other to Shareholders
Net realized gains on investments	(0.34)	(1.20)	(0.52)	—		—

Total dividends/distributions	(0.34)	(1.20)	(0.52)	—		—
Net Asset Value

End of year	$25.60	$22.52	$22.05	$19.46		$16.90

Total Return(c)	15.19%	7.54%	15.96%	15.15%		30.70%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.15%	1.15%	1.09%	1.29%		1.43%
Before reimbursement/fee waiver	1.15%	1.15%	1.09%	1.29%		1.43%
Net investment income (loss), after reimbursement/fee waiver	(0.14% )	(0.28% )	(0.38% )	(0.13%	)	(0.46%	)
Portfolio turnover rate	40%	37%	32%	34%		38%
Net assets end of the year (in thousands)	$1,046,412	$570,680	$423,181	$179,454		$146,833

	Transamerica Premier Growth Opportunities Fund

	Investor Class

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,	December 31,		December 31,		December 31,		December 31,
	2007	2006		2005		2004		2003

Net Asset Value
Beginning of year	$23.50	$22.56		$19.73		$16.99		$12.69

Operations
Net investment income (loss)(a)	(0.14)	(0.10)		(0.05)		(0.08)		(0.10)
Net realized and unrealized gain (loss) on investments	5.56	1.04		2.88		2.82		4.40

Total from investment operations	5.42	0.94		2.83		2.74		4.30

Dividends/Distributions and Other to Shareholders
Net realized gains on investments	(1.31)	—		—		—		—

Total dividends/ distributions	(1.31)	—		—		—		—

Net Asset Value
End of year	$27.61	$23.50		$22.56		$19.73		$16.99

Total Return(c)	23.01%	4.17%		14.36%		16.13%		33.88%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.17%	1.17%		1.31%		1.36%		1.40%
Before reimbursement/fee waiver	1.17%	1.17%		1.31%		1.36%		1.47%
Net investment income (loss), after reimbursement/fee waiver	(0.52% )	(0.43%	)	(0.24%	)	(0.44%	)	(0.70%	)
Portfolio turnover rate	77%	64%		52%		37%		29%
Net assets end of the year (in thousands)	$146,851	$131,991		$152,064		$118,442		$93,747

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
FINANCIAL HIGHLIGHTS (Continued)
The following tables includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Diversified Equity Fund

	Investor Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Net Asset Value
Beginning of year	$14.84	$13.69	$12.70	$11.17	$8.87

Operations
Net investment income (loss)(a)	0.01	0.01	0.02	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	2.77	1.28	0.99	1.51	2.31

Total from investment operations	2.78	1.29	1.01	1.54	2.30

Dividends/Distributions and Other to Shareholders
Net investment income	— (b)	—	(0.02)	(0.01)	—
Net realized gains on investments	(0.47)	(0.14)	—	—	—

Total dividends/distributions	(0.47)	(0.14)	(0.02)	(0.01)	—

Net Asset Value
End of year	$17.15	$14.84	$13.69	$12.70	$11.17

Total Return(c)	18.68%	9.42%	7.93%	13.81%	25.93%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.15%	1.15%	1.10%	1.20%	1.20%
Before reimbursement/fee waiver	1.15%	1.15%	1.31%	1.47%	1.80%
Net investment income (loss), after reimbursement/fee waiver	0.08%	0.04%	0.13%	0.28%	(0.07%	)
Portfolio turnover rate	29%	36%	35%	30%	24%
Net assets end of the year (in thousands)	$305,343	$207,607	$148,927	$71,487	$18,660

	Transamerica Premier Balanced Fund

	Investor Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Net Asset Value
Beginning of year	$25.24	$23.63	$22.60	$20.22	$16.60

Operations
Net investment income (loss)(a)	0.33	0.25	0.26	(0.22)	0.23
Net realized and unrealized gain (loss) on investments	2.97	1.69	1.04	2.83	3.62

Total from investment operations	3.30	1.94	1.30	2.61	3.85

Dividends/ Distributions and Other to Shareholders
Net investment income	(0.38)	(0.19)	(0.27)	(0.23)	(0.23)
Net realized gains on investments	(1.02)	(0.14)	—	—	—

Total dividends/distributions	(1.40)	(0.33)	(0.27)	(0.23)	(0.23)

Net Asset Value
End of year	$27.14	$25.24	$23.63	$22.60	$20.22

Total Return(c)	13.04%	8.20%	5.81%	12.92%	23.20%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.10%	1.10%	1.08%	1.29%	1.29%
Before reimbursement/fee waiver	1.10%	1.10%	1.14%	1.29%	1.29%
Net investment income (loss), after reimbursement/fee waiver	1.21%	1.02%	1.14%	(1.04% )	1.28%
Portfolio turnover rate	58%	45%	53%	47%	39%
Net assets end of the year (in thousands)	$475,238	$376,686	$305,892	$245,138	$183,331

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information
FINANCIAL HIGHLIGHTS (Continued)
The following tables includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier High Yield Bond Fund

	Investor Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Net Asset Value
Beginning of year	$7.86	$7.71	$8.00	$7.76	$7.05

Operations
Net investment income (loss)(a)	0.55	0.53	0.50	0.52	0.54
Net realized and unrealized gain (loss) on investments	(0.50)	0.14	(0.28)	0.25	0.74

Total from investment operations	0.05	0.67	0.22	0.77	1.28

Dividends / Distributions and Other to Shareholders
Net investment income	(0.55)	(0.52)	(0.51)	(0.53)	(0.57)

Total dividends/distributions	(0.55)	(0.52)	(0.51)	(0.53)	(0.57)

Net Asset Value
End of year	$7.36	$7.86	$7.71	$8.00	$7.76

Total Return(c)	0.59%	9.01%	2.93%	10.38%	18.76%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.90%	0.90%	0.90%	0.90%	0.90%
Before reimbursement/fee waiver	1.32%	1.19%	1.34%	1.43%	1.64%
Net investment income (loss), after reimbursement/fee waiver	7.04%	6.81%	6.46%	6.75%	7.26%
Portfolio turnover rate	89%	127%	93%	152%	171%
Net assets end of the year (in thousands)	$8,209	$16,418	$12,062	$8,227	$7,973

	Transamerica Premier Cash Reserve Fund

	Investor Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2005	2004	2003

Net Asset Value
Beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Operations
Net investment income (loss)(a)	0.05	0.05	0.03	0.01	0.01

Total from investment operations	0.05	0.05	0.03	0.01	0.01

Dividends / Distributions and Other to Shareholders
Net investment income	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)

Total dividends/distributions	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)

Net Asset Value
End of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(c)	5.12%	4.91%	3.06%	1.16%	0.92%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.60%	0.68%	0.74%	0.63%	0.88%
Net investment income (loss), after reimbursement/fee waiver	5.01%	4.87%	3.02%	1.13%	0.92%
Net assets end of the year (in thousands)	$89,417	$72,834	$39,405	$37,038	$43,847

(a)Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.
(b)Rounds to less than 0.01 per share.
(c)Total Return represents aggregate total return for each period.

Transamerica Premier Funds Prospectus – Investor Class Shares

Appendix A
More on Strategies and Risks
HOW TO USE THIS SECTION
Descriptions of the principal strategies and risks are provided earlier in this prospectus. Referrals are made to this Appendix for more complete information associated with investing in the Funds. For best understanding, first read the description of the Fund in which you are interested. Then refer to this section to read about the risks particular to that Fund. For additional discussions of strategies and risks, please refer to the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.
DIVERSIFICATION
The Investment Company Act of 1940 classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a Fund’s assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.
All of the Funds, except Transamerica Premier Focus Fund, qualify as diversified funds under the 1940 Act.
WHAT IS A NON-DIVERSIFIED FUND?
A “non-diversified” Fund has the ability to take larger positions in a smaller number of issuers. To the extent a Fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified Fund and may be subject to greater loss with respect to its portfolio securities.
Because a Fund may invest a relatively large percentage of its assets in a single issuer, a Fund’s performance may be particularly sensitive to change in the value of securities of these issuers.
WHAT IS “BOTTOM-UP” ANALYSIS?
When the investment adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.
INVESTING IN COMMON STOCKS
Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.
INVESTING IN BONDS
Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:
Changes in Interest Rates. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.
Length of Time to Maturity. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.
Defaults. All bond issuers make at least two promises: (1) to pay interest during the bond’s term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.
Declines in Ratings. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.
Low Rating. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid.
Lack of Rating. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They’re considered riskier because of the higher possibility of default or loss of liquidity.

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Transamerica Premier Funds Prospectus – Investor Class Shares

Loss of Liquidity. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash). Please see Appendix A of the SAI for a description of corporate bond ratings.
VOLATILITY
The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.
GROWTH INVESTING
Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may underperform other funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds typically will underperform when value investing is in favor.
INVESTING IN SMALL- AND MID-CAPITALIZATION COMPANIES
Investment in small- and mid-capitalization companies involves a substantial risk of loss. Small- and mid-cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.
TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a Fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases. Furthermore, when a Fund assumes a temporary defensive position it may not be able to achieve its investment objective.
INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.
INVESTING IN FOREIGN SECURITIES
Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:
Changes In Currency Values. Foreign securities may be sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The fund may incur costs when it converts other currencies into dollars, and vice-versa.
Currency Speculation. The foreign currency market is largely unregulated and subject to speculation. A fund’s investments in foreign currency-denominated securities may reduce the returns of the fund.
Practices. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.
Less Information Available To The Public. Foreign companies usually make far less information available to the public.
Less Regulation. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

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Transamerica Premier Funds Prospectus – Investor Class Shares

More Complex Negotiations. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.
Less Liquidity/ More Volatility. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.
Settlement Delays. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.
Higher Custodial Charges. Fees charged by the Fund’s custodian for holding shares are higher for foreign securities than those of domestic securities.
Vulnerability To Seizure And Taxes. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.
Political Instability And Small Markets. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.
Different Market Trading Days. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before your transaction occurs.
Hedging. A Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a Fund’s currency exposure from one currency to another removes the Fund’s opportunity to profit from the original currency and involves a risk of increased losses for the Fund if the investment adviser’s projection of future exchange rates is inaccurate.
Emerging Market Risk. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.
INVESTING IN DERIVATIVES
Certain of the Funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a Fund may incur substantial losses.
A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the Funds:
Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
Subordination Risk. Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities

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Transamerica Premier Funds Prospectus – Investor Class Shares

will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.
Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the investment adviser in accordance with procedures established by the Fund’s Board of Directors (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.
Lack Of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.
Market And Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a Fund’s interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.
Other risks in using derivatives include the risk of mis-pricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
INVESTING IN CONVERTIBLE SECURITIES
Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
SHORT SALES
A short sale may be effected by selling a security that the Fund does not own. In order to deliver the security to the purchaser, the Fund borrows the security, typically from a broker-dealer or an institutional investor. The Fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The Fund’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. The Fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transactions costs than typical long-only investing.
A short sale may also be effected “against the box” if, at all times when the short position is open, the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.

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Transamerica Premier Funds Prospectus – Investor Class Shares

PORTFOLIO TURNOVER
A Fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager’s ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a Fund. The Funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

A-5

NOTICE OF PRIVACY POLICY
At Transamerica Investors, Inc., protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address and account number;

•	Information we receive from you on applications or other forms, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain written, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our privacy policy, please call 1-800-892-7587, Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Note: This privacy policy applies only to customers that have a direct relationship with us or our wholly owned subsidiaries. If you own shares of Transamerica Investors, Inc. in the name of a third party such as a bank or broker/dealer, its privacy policy may apply to you instead of ours.
THIS PAGE IS NOT PART OF THIS PROSPECTUS

ADDITIONAL INFORMATION
AND ASSISTANCE
You may get more information, at no charge, about Transamerica Premier Funds by requesting the following:
Annual and Semi-Annual Report
These reports describe the Funds’ performance and list their portfolio holdings and financial condition. The Annual Report also discusses the market conditions and the portfolio managers’ strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (“SAI”)
This document gives additional information about the Funds. The SAI was filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference as part of the prospectus. You can obtain a copy of the SAI by requesting it from us.
To Obtain Information from
Transamerica Premier Funds

•	Call 1-800-89-ASK-US (1-800-892-7587).

•	Write to Transamerica Premier Funds, P.O. Box 219427, Kansas City, MO 64121-9427.

•	E-mail us at PremierFunds@Transamerica.com.

•	Visit our web site at www.transamericafunds.com.

To Obtain Information from the SEC

•	Visit the SEC, Public Reference Room, Washington, D.C. to review or copy the prospectus and SAI

•	Call 1-202-551-8090 for more information about the Public Reference Room

•	Visit the SEC’s Internet web site at http://www.sec.gov

•	Write to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549 or send an electronic request to publicinfo@sec.gov for copies of these documents (requires you to pay a duplicating fee)
SEC file number: 811-09010
Distributor: Transamerica Capital, Inc.
TPINV0508

Transamerica Premier Institutional Funds
Prospectus — May 1, 2008
Transamerica Premier Institutional Small Cap Value Fund
Transamerica Premier Institutional Diversified Equity Fund
Transamerica Premier Institutional Bond Fund
Transamerica Premier Institutional Equity Fund
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1

Pricing of Shares	27
How Share Price Is Determined	27
When Share Price is Determined	27
How NAV is Determined	27
Distributions and Taxes	28
Taxes on Distributions in General	28
Taxes on the Sale or Exchange of Shares	29
Withholding Taxes	29
Non-Resident Alien Withholding	29
Other Tax Information	29
Investment Policy Changes	29
Summary of Bond Ratings	29
Financial Highlights	30

APPENDIX A — MORE ON STRATEGIES AND RISKS	A-1

ADDITIONAL INFORMATION AND ASSISTANCE	Back Cover
EX-23.(D)(1) INVESTMENT ADVISORY AGREEMENT
EX-23.(D)(2) INVESTMENT SUBADVISORY AGREEMENT
EX-23.(E)(1) AMENDED AND RESTATED UNDERWRITING AGREEMENT
EX-23.(H)(5) AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT
EX-23.(H)(6) AMENDED AND RESTATED BOARD MEMBERS' DEFERRED COMPENSATION PLAN
EX-23.(H)(7) AMENDED SCHEDULE A AND SCHEDULE B
EX-23.(I) OPINION AND CONSENT OF COUNSEL
EX-23.(J) CONSENT OF INDEPENDENT AUDITORS
EX-23.(M)(1) AMENDED AND RESTATED PLAN OF DISTRIBUTION
EX-23.(P)(3) CODE OF ETHICS
EX-23.(P)(4) CODE OF ETHICS
EX-23.(Q) POWER OF ATTORNEY
Listed in this prospectus are the investment objectives and principal investment strategies for Transamerica Premier Institutional Small Cap Value Fund, Transamerica Premier Institutional Diversified Equity Fund, Transamerica Premier Institutional Bond Fund, and Transamerica Premier Institutional Equity Fund (each, a “Fund” and collectively, the “Funds”). The Funds offer Institutional Class shares in this prospectus. The Funds are managed by Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”) and sub-advised by Transamerica Investment Management, LLC (“TIM” or the “Sub-Adviser”). The Funds’ investment objectives and strategies are non-fundamental which means that the Board of Directors may change them without shareholder approval.
As with any investment, there can be no guarantee that the Funds will achieve their investment objectives. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; consequently, loss of money is a risk of investing in the Funds.
Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (“SAI”) (see back cover).
In addition, we suggest you contact your financial professional or a Transamerica Premier Customer Service Representative, who will assist you.

2

SECTION A — FUND DESCRIPTIONS
TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND
Objective
The Fund seeks to maximize total return.
Principal Strategies and Policies
The Fund’s Sub-Adviser, TIM, seeks to achieve this objective by investing, under normal conditions, at least 80% of the Fund’s assets in small-cap equity securities of domestic companies. The Fund defines small-cap equity securities as equity securities of companies whose market capitalization falls within the range of $100 million to $2.5 billion.
TIM generally will invest in small-cap value stocks with certain value characteristics, such as low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM’s security selection process favors companies with above-average, normalized net margins; returns on equity; returns on assets; free cash flow generation; and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables and payables are scrutinized as well. TIM also reviews the company’s products/services, market position, industry condition, financial and accounting policies, and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.
TIM may invest in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors.
The Fund’s policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds.
Cyclical stocks in which the Fund may invest tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets, and during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.
In addition, under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. When the Fund is so invested, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit of any upswing in the market.
Principal Risks
The Fund is subject to the following principal risks, as well as other risks described in Appendix A:
Your primary risk in investing in the Fund is that you could lose money. The value of equity securities can fall due to the issuing company’s poor financial condition or poor general economic or market conditions. To the extent this Fund limits its holdings, its performance will be affected by events affecting a particular Fund investment.
Small-Sized Companies
Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market and their securities may be less liquid than large companies.
Value Investing
The value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.
Market
The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
You may lose money if you invest in this Fund.
These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.
Disclosure of Portfolio Holdings
A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. In addition, investors should

3

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND
note that the Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
Investor Profile
The Fund may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small-sized company stocks.
PAST PERFORMANCE
The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year and how the Fund’s average annual total returns for different periods compare to the returns of broad measures of market performance. The Fund’s primary benchmark, the Russell® 2000 Value Index, and the Fund’s secondary benchmark, the Russell® 2500 Value Index, are each a widely recognized unmanaged index of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
Year-by-Year Total Return as of 12/31 (%)
Best calendar quarter: 16.14% for quarter ended 06/30/2007
Worst calendar quarter: (1.41)% for quarter ended 06/30/2006
Average Annual Total Returns Since Inception
(as of 12/31/07)*

Transamerica Institutional Small Cap Value Fund	1 Year	Life of Fund**
Return Before Taxes	33.12%	21.90%
Return After Taxes On Distributions***	32.14%	20.96%
Return After Taxes On Distributions And Sale Of Fund Shares***	22.23%	18.74%
Russell® 2000 Value Index Index ±	(9.78)%	6.86%
Russell 2500® Value Index ±±	(7.27)%	7.68%

*	Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

**	The Fund commenced operations February 1, 2005.

***	The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

±	The Russell® 2000 Value Index measures the performance of the of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

±±	The Russell 2500® Value Index measures the performance of those Russell 2500 companies with lower-price-to-book ratios and lower forecasted growth values.

Fees and Expenses
The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee	None
Annual Fund Operating Expenses
(expenses that are deducted from fund assets) 1

Advisory Fees	0.83%
Distribution and Service (12b-1) Fees	N/A
Other Expenses	5.54%
Total Annual Fund Operating Expenses	6.37%
Expense Reduction[2]	5.52%
Net Operating Expenses	0.85%

[1]	Annual Fund operating expenses are based upon the Fund’s expenses for the fiscal year ended December 31, 2007.

[2]	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2009, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.85%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction.

Example
The table below is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

4

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND

	INVESTMENT PERIOD
	1 Year	3 Years	5 Years	10 Years
Transamerica Premier Institutional Small Cap Value Fund	$87	$1,396	$2,669	$5,702
You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.
Additional Information
Management
Investment Adviser:
Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716
For additional information about TAM, see the section titled “Shareholder Information — Investment Adviser” of this prospectus.
Advisory Fee:*
TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

0.83% of average daily net assets

*       For more information, see “Shareholder Information — Advisory Fees.”
Sub-Adviser:
Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025
For additional information about TIM, see the section titled ''Shareholder Information — Sub-Adviser’’ of this prospectus.
Sub-Advisory Fee:
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
     0.83% of average daily net assets
Portfolio Manager
Michelle E. Stevens, CFA
Lead Portfolio Manager
Michelle E. Stevens is Principal, Portfolio Manager, and Value Equity CIO at Transamerica Investment Management, LLC. Ms. Stevens is the Lead Manager of the Transamerica Premier Institutional Small Cap Value Fund. She also manages institutional and retail Separately Managed Accounts in the value equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in Economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

5

Transamerica Premier Institutional Diversified Equity Fund
objective
The Fund seeks to maximize capital appreciation.
Principal Strategies and Policies
The Fund’s Sub-Adviser, TIM, generally invests at least 80% of the Fund’s assets in a diversified portfolio of domestic equity securities. TIM, uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing long-term, above-average rates of return. The Fund typically limits its holdings to fewer than 60 well-researched companies.
TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the Fund’s portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.
In projecting cash flows and determining earnings potential, it uses multiple factors such as:
•	The quality of the management team

•	The company’s ability to earn returns on capital in excess of the cost of capital

•	Competitive barriers to entry

•	The financial condition of the company
TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.
To achieve the Fund’s goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.
Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.
In addition, under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. When the Fund is so invested, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit of any upswing in the market.
Principal Risks
The Fund is subject to the following principal risks, as well as other risks described in Appendix A:
Your primary risk in investing in this Fund is that you could lose money. The value of equity securities can fall due to the issuing company’s poor financial condition or adverse general economic or market conditions. To the extent this Fund limits its holdings, its performance will be affected by events affecting a particular Fund investment.
Value Investing
The value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.
Growth Stocks
Growth securities can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater swings than the broader market.
Small-and Medium-Sized Companies
Because the Fund can invest in companies of all sizes it may be exposed to the risk of investing in small- and medium- sized companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market and their securities may be less liquid than large companies.
Derivatives
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities

6

Transamerica Premier Institutional Diversified Equity Fund
for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s Sub-Adviser may not make use of derivatives for a variety of reasons.
Foreign Securities
Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.
Market
The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
You may lose money if you invest in this Fund.
These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.
Disclosure of Portfolio Holdings
A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
Investor Profile
The Fund is intended for investors who are willing and financially able to take on significant market volatility and investment risk in pursuit of long-term capital growth.
PAST PERFORMANCE
The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year and how the Fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The Fund’s primary benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), is a widely recognized, unmanaged index of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
Year-by-Year Total Return as of 12/31 (%)
Best calendar quarter: 7.50% for quarter ended 09/30/2007
Worst calendar quarter: (1.53)% for quarter ended 06/30/2006
Average Annual Total Returns Since Inception
(as of 12/31/07)*

Transamerica Premier Institutional Diversified Equity Fund	1 Year	Life of Fund**
Return Before Taxes	20.34%	14.28%
Return After Taxes On Distributions***	19.56%	13.98%
Return After Taxes On Distributions And Sale Of Fund Shares***	14.27%	12.33%
Standard & Poor’s 500 Index ±	5.49%	9.81%

*	Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if

7

Transamerica Premier Institutional Diversified Equity Fund

the investment is made through a tax-exempt or tax-deferred account.

**	The Fund commenced operations February 1, 2005.

***	The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

±	The S&P 500 Index consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

Fees and Expenses
The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee	None
Annual Fund Operating Expenses
(expenses that are deducted from fund assets) 1

Advisory Fees	0.73%
Distribution and Service (12b-1) Fees	N/A
Other Expenses	8.29%
Total Annual Fund Operating Expenses	9.02%
Expense Reduction[2]	8.27%
Net Operating Expenses	0.75%

[1]	Annual Fund operating expenses are based upon the Fund’s expenses for the fiscal year ended December 31, 2007.

[2]	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2009, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.75%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction.

Example
The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.
The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

	INVESTMENT PERIOD
	1 Year	3 Years	5 Years	10 Years
Transamerica Premier Institutional Diversified Equity Fund	$77	$1,882	$3,546	$7,154
You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.
Additional Information
Management
Investment Adviser:
Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716
For additional information about TAM, see the section titled “Shareholder Information — Investment Adviser” of this prospectus.
Advisory Fee:*
TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
0.73% of average daily net assets

*       For more information, see “Shareholder Information — Advisory Fees.”
Sub-Adviser:
Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025
For additional information about TIM, see the section titled ''Shareholder Information —Sub-Adviser’’ of this prospectus.
Sub-Advisory Fee:
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
0.73% of average daily net assets

8

Transamerica Premier Institutional Diversified Equity Fund
Portfolio Managers
G Gary U. Rollé, CFA
Lead Portfolio Manager
Gary U. Rollé is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of Transamerica Investment Management, LLC (“TIM”). Mr. Rollé is the Lead Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Balanced Fund (Equity), the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, and the Transamerica Premier Institutional Diversified Equity Fund. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 41 years of investment experience.
Geoffrey I. Edelstein, CFA, CIC
Co-Portfolio Manager
Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Edelstein is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, the Transamerica Premier Institutional Diversified Equity Fund and the Transamerica Premier Balanced Fund (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein’s analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors’ of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.
Kirk R. Feldhus
Co-Portfolio Manager
Kirk R. Feldhus is a Securities Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Feldhus is a Co-Manager of the Transamerica Premier Diversified Equity Fund and the Transamerica Premier Institutional Diversified Equity Fund. Mr. Feldhus is a generalist covering various sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Feldhus served as Vice President at Crystal Cove Capital. He has worked as a Research Associate at Banc of America Securities and as a Management Consultant at Ernst & Young. He earned a B.S. from Colorado State University and an M.B.A. from The Marshall School at the University of Southern California. Mr. Feldhus has 9 years of investment experience.
Thomas E. Larkin, III
Co-Portfolio Manager
Thomas E. Larkin, III is a Securities Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Larkin is a Co-Manager of the Transamerica Premier Diversified Equity Fund and the Transamerica Premier Institutional Diversified Equity Fund. Mr. Larkin’s analyst responsibilities include covering the Producer Durables, Autos and Transportation, and the Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Larkin interned with Morgan Stanley in the Private Wealth Management Division and with Trust Company of the West as an Analyst with their World Wide Opportunities Emerging Markets Fund. He earned a B.A. in Economics from Duke University. Mr. Larkin is currently a CFA Level I candidate and has 7 years of investment experience.
John D. Lawrence, CFA
Co-Portfolio Manager
John D. Lawrence is a Senior Securities Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Lawrence is a Co-Manager of the Transamerica Premier Diversified Equity Fund and the Transamerica Premier Institutional Diversified Equity Fund. He also has portfolio management responsibilities on sub-advised funds and institutional separate accounts in the Growth Equity discipline. Mr. Lawrence’s analyst responsibilities include covering the Energy, Consumer Discretionary and the Utilities sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Lawrence was a Research Associate at Credit Suisse First Boston and an Assistant Vice President at Sanders Morris Harris. He earned a B.A. from Rice University and an M.B.A. from University of California, Los Angeles. Mr. Lawrence has earned the right to use the Chartered Financial Analyst designation and has 8 years of investment experience.
Peter O. Lopez
Co-Portfolio Manager
Peter O. Lopez is Principal and Director of Research at Transamerica Investment Management, LLC (“TIM”). Mr. Lopez is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, the

9

Transamerica Premier Institutional Diversified Equity Fund
Transamerica Premier Institutional Diversified Equity Fund, the Transamerica Premier Balanced Fund (Equity), the Transamerica Premier High Yield Bond Fund, and the Transamerica Premier Institutional High Yield Bond Fund. He also co-manages sub-advised funds and institutional accounts in the large growth equity and convertible securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

10

Transamerica Premier Institutional Bond Fund
Objective
The Fund seeks to achieve a high total return consistent with preservation of principal.
Principal Strategies and Policies
The Fund’s Sub-Adviser, TIM, generally invests at least 80% of its assets in a diversified selection of bonds, including investment-grade corporate and government bonds and mortgage-backed securities. Of this 80% investment, TIM will invest at least 65% of assets in bonds rated A or better. Investment-grade bonds are rated Baa or higher by Moody’s Investors Service (“Moody’s”) and BBB or higher by Standard & Poor’s Corporation (“S&P”) (see “Summary of Bond Ratings”). TIM looks for bonds with strong credit characteristics and additional returns as bond prices increase. Maturities of these bonds are primarily less than 30 years.
The Fund may also invest up to 20% of its assets in lower-rated securities, which are commonly referred to as “high- yield” or “junk” bonds. Those securities are rated Ba1 by Moody’s and BB+ or lower by S&P. It may also invest in unrated securities of similar quality, based on TIM’s analysis of those securities. The Fund’s investments may also include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, publicly traded corporate securities, municipal obligations and mortgage-backed securities.
TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching the issuers. The Fund’s portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.
TIM’s bond research team performs extensive, ongoing analysis of bond issues and the markets in which they are sold. Through its proprietary evaluation and credit research, the bond team:
▪	Seeks out bonds that have strong credit characteristics that may not be fully reflected in their market price.

▪	Seeks to accumulate additional return as the prices of such bonds increase.
The returns of the Fund are produced by income from longer-term securities and capital changes that may occur as the result of owning bonds whose credit strength was undervalued at the time of purchase.
In addition, under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. When the Fund is so invested, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit of any upswing in the market.
Principal Risks
The Fund is subject to the following principal risks, as well as other risks described in Appendix A:
Your primary risk in investing in the Fund is you could lose money. The value of the Fund can fall if interest rates go up, or if the issuer fails to pay the principal or interest payments when due. Because the Fund invests in bonds, there is less risk of loss over short periods of time than for other funds that invest in equities.
Fixed-Income Securities
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
High-Yield Bonds
High-yield securities, commonly referred to as “junk bonds,” range from those for which the prospect for repayment of

11

Transamerica Premier Institutional Bond Fund
principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. Lower quality securities tend to be issued by companies that are less secure financially. In the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Fund’s Sub-Adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield bonds are not generally meant for short-term investing.
Maturity
An increase in interest rates tends to cause bond prices to fall. The prices of bonds with longer-term maturities typically fluctuate more sharply when interest rates go up or down than the prices of bonds with shorter-term maturities. Since bonds with longer-term maturities may have a large presence in this Fund, the Fund may be affected more acutely by interest rate changes than if it invested more heavily in short-term bonds.
Mortgage-Related Securities
Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.
Inflation
The Fund’s investments are also subject to inflation risk, which is the uncertainty that dollars invested may not buy as much in the future as they do today. Longer-maturity bond funds are more subject to this risk than money market or stock funds.
Market
The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
You may lose money if you invest in this Fund.
These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.
Disclosure of Portfolio Holdings
A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
Investor Profile
The Fund may be appropriate for investors who have the perspective, patience, and financial ability to take on average bond price volatility in pursuit of a high total return.
past performance
The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year and how the Fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The Fund’s primary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

12

Transamerica Premier Institutional Bond Fund
Year-by-Year Total Return as of 12/31 (%)
Best calendar quarter: 3.79% for quarter ended 09/30/2006
Worst calendar quarter: (0.83)% for quarter ended 03/31/2006
Average Annual Total Returns Since Inception
(as of 12/31/07)*

Transamerica Premier Institutional Bond Fund	1 Year	Life of Fund**
Return Before Taxes	4.68%	3.45%
Return After Taxes On Distributions***	2.84%	1.71%
Return After Taxes On Distributions And Sale Of Fund Shares***	3.02%	1.92%
Lehman Brothers Aggregate Bond Index ±	6.97%	4.47%

*	Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

**	The Fund commenced operations February 1, 2005.

***	The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

±	The Lehman Brothers Aggregate Bond Index consists of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index’s total return consists of price appreciation/depreciation plus income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
Fees and Expenses
The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee	None
Annual Fund Operating Expenses
(expenses that are deducted from fund assets) 1

Advisory Fees	0.43%
Distribution and Service (12b-1) Fees	N/A
Other Expenses	5.82%
Total Annual Fund Operating Expenses	6.25%
Expense Reduction[2]	5.80%
Net Operating Expenses	0.45%

[1]	Annual Fund operating expenses are based upon the Fund’s expenses for the fiscal year ended December 31, 2007.

[2]	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2009, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.45%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction.

Example
The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.
The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

	INVESTMENT PERIOD
	1 Year	3 Years	5 Years	10 Years
Transamerica Premier Institutional Bond Fund	$46	$1,337	$2,595	$5,606
You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.

13

Transamerica Premier Institutional Bond Fund
Additional Information
Management
Investment Adviser
Transamerica Asset Management, LLC (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716
For additional information about TAM, see the section titled “Shareholder Information – Investment Adviser” of this prospectus.
Advisory Fee:*
TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
0.43% of average daily net assets

*	For more information, see “Shareholder Information – Advisory Fees.”

Sub-Adviser:
Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025
For additional information about TIM, see the section titled ‘‘Shareholder Information — Sub-Adviser’’ of this prospectus.
Sub-Advisory Fee:
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
0.43% of average daily net assets
Portfolio Managers
Heidi Y. Hu, CFA
Lead Portfolio Manager
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Ms. Hu is the Lead Manager of the Transamerica Premier Balanced Fund (Fixed Income) of the Transamerica Premier Institutional Bond Fund. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.
Derek S. Brown, CFA
Co-Portfolio Manager
Derek S. Brown is a Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Brown is a Co-Manager of the Transamerica Premier Institutional Bond Fund. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.
Greg D. Haendel, CFA
Co-Portfolio Manager
Greg D. Haendel is a Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Haendel is the Lead Manager of the Transamerica Premier Cash Reserve Fund and the Co-Manager of the Transamerica Premier Institutional Bond Fund. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

14

Transamerica Premier Institutional Equity Fund
Objective
The Fund seeks to maximize long-term growth.
Principal Strategies and Policies
The Fund generally invests at least 80% of assets in a diversified portfolio of domestic equity securities of companies of any size. The Sub-Adviser, TIM, looks for companies it considers to be premier companies that are under-valued in the stock market. The Sub-Adviser typically limits the Fund’s holdings in fewer than 50 well-researched companies.
TIM uses a “bottom-up” approach to investing. It focuses on identifying fundamental change in its early stages and investing in premier companies. TIM believes in long term-investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM’s rigorous research process and stands on its own merits as a viable company.
TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier growth companies have many or all of the following features:
▪	Shareholder-oriented management

▪	Dominance in market share

▪	Cost production advantages

▪	Self-financed growth

▪	Attractive reinvestment opportunities

▪	Leading brands
Consistent with the Fund’s objective and other policies, TIM may, but need not to, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.
In addition, under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. When the Fund is so invested, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit of any upswing in the market.
PRINCIPAL RISKS
The Fund is subject to the following principal risks, as well as other risks described in Appendix A:
Your primary risk of investing in the Fund is you could lose money. The value of equity securities can fall due to the issuing company’s poor financial condition or poor general economic or market conditions. To the extent the Fund limits its holdings, its performance will be affected by events affecting a particular Fund investment.
Value Investing
The value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.
Growth Stock
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in a sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.
Small- and Medium-Sized Companies
Because the Fund can invest in companies of all sizes, it may be exposed to the risk of investing in small- and medium-sized companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market and their securities may be less liquid than large companies.
Derivatives
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not

15

Transamerica Premier Institutional Equity Fund
anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s Sub-Adviser may not make use of derivatives for a variety of reasons.
Foreign Securities
Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.
Focused Investing
To the extent this Fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities. Changes in the value of one of the Fund’s holdings is likely to have a greater effect on the Fund’s overall performance than on the performance of a fund that invests in a larger number of companies.
Market
The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
You may lose money if you invest in this Fund.
These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.
Disclosure of Portfolio Holdings
A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
Investor Profile
The Fund is intended for investors who are willing and financially able to take on stock market volatility and investment risk in pursuit of long-term capital growth.
PAST PERFORMANCE
The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year and how the Fund’s average annual total returns for different periods compared to the returns of broad measures of market performance. The Fund’s primary benchmark, the Russell® 1000 Growth Index, and the Fund’s secondary benchmark, the S&P 500 Index, are each a widely recognized, unmanaged index of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
Year-By-Year Total Return as of 12/31 (%)
Best calendar quarter: 10.69% for quarter ended 09/30/2005
Worst calendar quarter: (4.41)% for quarter ended 03/31/2005
Average Annual Total Returns Since Inception
(as of 12/31/07)*

Transamerica Premier Institutional Equity Fund	1 Year	Life of Fund**
Return Before Taxes	14.96%	14.47%
Return After Taxes On Distributions***	14.24%	12.78%
Return After Taxes On Distributions And Sale Of Fund Shares***	10.70%	11.65%
Russell® 1000 Growth Index ±	11.81%	8.61%
S&P500 Index ±±	5.49%	9.85%

16

Transamerica Premier Institutional Equity Fund

*	Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

**	The Fund commenced operations June 1, 2004.

***	The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

±	The Russell® 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell® 1000 Growth Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

±±	The S&P 500 Index consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
FEES AND EXPENSES
The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee	None
Annual Fund Operating Expenses
(expenses that are deducted from fund assets)1

Advisory Fees	0.73%
Distribution and Service (12b-1) Fees	N/A
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.90%
Expense Reduction[2]	0.15%
Net Operating Expenses	0.75%

[1]	Annual Fund operating expenses are based on the Fund’s expenses for the fiscal year ended December 31, 2007.

[2]	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2009, to waive part of its advisory fee and/or reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.75%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction.

Example
The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.
The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

	INVESTMENT PERIOD
	1 Year	3 Years	5 Years	10 Years
Transamerica Premier Institutional Equity Fund	$77	$272	$484	$1,094
You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.
ADDITIONAL INFORMATION
Management
Investment Adviser:
Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716
For additional information about TAM, see the section titled “Shareholder Information – Investment Adviser” of this prospectus.
Advisory Fee:*
TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
0.73% of average daily net assets

*	For more information, see “Shareholder Information – Advisory Fees.”

Sub-Adviser:
Transamerica Investment Management, LLC
(“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025
For additional information about TIM, see the section titled ‘‘Shareholder Information — Investment Sub-Adviser’’ of this prospectus.

17

Transamerica Premier Institutional Equity Fund
Sub-Advisory Fee:
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
0.73% of average daily net assets
Portfolio Managers:
Gary U. Rollé, CFA
Lead Portfolio Manager
Gary U. Rollé is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of Transamerica Investment Management, LLC (“TIM”). Mr. Rollé is the Lead Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Balanced Fund (Equity), the Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, and the Transamerica Premier Institutional Diversified Equity Fund. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer.  Throughout his 23 year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 41 years of investment experience.
Geoffrey I. Edelstein, CFA, CIC
Co-Portfolio Manager
Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Edelstein is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, the Transamerica Premier Institutional Diversified Equity Fund and the Transamerica Premier Balanced Fund (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein’s analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also a member of the Board of Governors’ of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.
Edward S. Han
Co-Portfolio Manager
Edward S. Han is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Han is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, and the Transamerica Premier Balanced Fund (Equity), and Co-lead Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.
John J. Huber, CFA
Co-Portfolio Manager
John J. Huber is Principal and Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Huber is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, and the Transamerica Premier Balanced Fund (Equity), and Co-lead Manager of the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber’s analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.
Peter O. Lopez
Co-Portfolio Manager
Peter O. Lopez is Principal and Director of Research at Transamerica Investment Management, LLC (“TIM”). Mr. Lopez is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, the Premier Institutional Diversified Equity Fund, the Transamerica Premier Balanced Fund (Equity), the Transamerica Premier High Yield Bond Fund, and the Transamerica Premier Institutional High Yield Bond Fund. He also co-manages sub-advised funds and institutional accounts in the large growth equity and convertible securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.BA. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

18

Transamerica Premier Institutional Equity Fund
Erik U. Rollé
Co-Portfolio Manager
Erik U. Rollé is a Securities Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Rollé is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, and the Transamerica Premier Balanced Fund (Equity). Prior to joining TIM in 2005, Mr. Rollé worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in Finance and a B.S. in Journalism from the University of Colorado at Boulder. Mr. Rollé has six years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

19

Section b — shareholder information
INVESTMENT ADVISER
On February 25, 2008, shareholders approved TAM as the Investment Adviser to the Funds. TAM is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Investment Adviser hires the Sub-Adviser to furnish investment advice and recommendations and has entered into a sub-advisory agreement with TIM. The Investment Adviser also monitors the Sub-Adviser’s buying and selling of securities and administration of the Funds.
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group. AEGON USA Investment Management, LLC and TIM are affiliates of TAM.
The Funds may rely on an Order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Funds and its Investment Adviser, TAM, subject to certain conditions, and without approval of shareholders to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.
ADVISORY FEES
For its services to each of the Funds, the Investment Adviser is entitled to receive an advisory fee based on an annual percentage of the Fund’s average daily net assets as indicated below. It is accrued daily and paid monthly. The fees may be higher than the average advisory fee paid to the investment advisers of other similar funds. The Investment Adviser may waive some or all of its fees from time to time at its discretion.

As a % of
Average
Daily Net
Fund	Assets
Transamerica Premier Institutional Small Cap Value Fund	0.83%
Transamerica Premier Institutional Diversified Equity Fund	0.73%
Transamerica Premier Institutional Bond Fund	0.43%
Transamerica Premier Institutional Equity Fund	0.73%
Advisory Fees Paid in 2007
For the fiscal year ended December 31, 2007, each Fund paid the following advisory fee as a percentage of the Fund’s average daily net assets, after reimbursement and/or fee waivers (if applicable).

Fund	Percentage
Transamerica Premier Institutional Small Cap Value Fund	0.00%
Transamerica Premier Institutional Diversified Equity Fund	0.00%
Transamerica Premier Institutional Bond Fund	0.00%
Transamerica Premier Institutional Equity Fund	0.58%
Each Fund pays all the costs of its operations that are not assumed by the Investment Adviser, including:

•	Custodian

•	Legal

•	Auditing

•	Administration

•	Registration fees and expenses

•	Fees and expenses of directors unaffiliated with the Investment Adviser

The Investment Adviser allocates the expenses that are not Fund-specific among the Funds based on the net assets of each Fund.
Out of its past profits and other available sources, the Investment Adviser (or its affiliates) may pay for distribution and for shareholder services with respect to the Funds provided by broker/dealers and other financial intermediaries. These payments are sometimes referred to as “revenue sharing” arrangements. Revenue sharing is not an expense of the Funds, and thus, does not result in increased Fund expenses.

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Section b — shareholder information
A discussion regarding the basis of the Funds’ Board of Directors approval of the Funds’ advisory arrangements is available in the Funds’ annual report dated as of December 31, 2007.
SUB-ADVISER
On February 25, 2008, shareholders approved TIM as the Sub-Adviser to the Funds. TIM is located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025. TIM is controlled by Transamerica Investment Services, Inc. (“TISI”). TISI is a subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, CA 94111. Transamerica Corporation is a subsidiary of AEGON N.V., an international insurance group.
SUB-ADVISORY FEES
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM, at the following annual rates:

As a % of
Average Daily
Fund	Net Assets
Transamerica Premier Institutional Small Cap Value Fund	0.83%
Transamerica Premier Institutional Diversified Equity Fund	0.73%
Transamerica Premier Institutional Bond Fund	0.43%
Transamerica Premier Institutional Equity Fund	0.73%
TO CONTACT TRANSAMERICA PREMIER FUNDS

•	Customer Service:	1-800-892-7587

•	Internet:	www.transamericafunds.com

•	Fax:	1-866-476-0578

Mailing Address:		Transamerica Premier Funds
P.O. Box 219427
Kansas City, MO 64121-9427

Overnight Address:		Transamerica Premier Funds
330 W. 9th Street
Kansas City, MO 64105

OPENING AN ACCOUNT
Transamerica Premier Funds makes opening an account, investing and account management as easy and efficient as possible. For your convenience, the Funds also provide a complete range of services to meet your investment and financial transaction needs.
Note: To help the U.S. government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If Transamerica Premier Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated Net Asset Value (“NAV”) per share.
Minimum Investment
The minimum investment is $250,000. The minimum initial investment may be waived from time to time by Transamerica Premier Funds at its discretion.
The minimum initial and minimum subsequent investment requirements have been waived for wrap programs at broker-dealer firms having applicable selling and wrap agreements with the Funds and certain qualified retirement plans, excluding IRAs.
The Statement of Additional Information contains additional information.
By Mail
•	Send your completed application and check made payable to Transamerica Fund Services, Inc
Through an Authorized Dealer
•	The dealer is responsible for opening your account and providing Transamerica Premier Funds with your taxpayer identification number.
BUYING SHARES
Purchase requests initiated through an automated service that exceeds $50,000 per day are not permitted and must be submitted in writing.
By Check
•	Make your check payable and mail to Transamerica Fund Services, Inc.

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Section b — shareholder information
•	If you are opening a new account, send your completed application along with your check.

•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica Premier fund(s) you wish to invest in. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	Transamerica Premier Funds does not accept money orders, traveler’s checks, credit card convenience checks or cash. Cashier’s checks, starter checks, and third-party checks may be accepted, subject to approval by Transamerica Premier Funds.
By Automatic Investment Plan
•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.
By Telephone

•	You may request an electronic transfer of funds from your bank account to your Transamerica Premier Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through Authorized Dealers
•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Premier Funds must receive your payment within three business days after your order is accepted.
By the Internet
•	You may request an electronic transfer of funds from your bank account to your Transamerica Premier Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link.
By Payroll Deduction

•	You may have money transferred regularly from your payroll to your Transamerica Premier Funds account. Call Customer Service to establish this deduction.

By Wire Transfer
•	You may request that your bank wire funds to your Transamerica Premier Funds account (your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA, Charlotte, NC, ABA# 0260-0959-3, DDA# 5486005475. Provide shareholder name, fund and account numbers.

•	Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.
Other Information
If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.
Transamerica Premier Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.
Transamerica Premier Funds or its agents may reject a request for a purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. To the extent authorized by law, Transamerica Premier Funds and each of the Funds reserves the right to discontinue offering shares at any time, to reorganize, or to cease operating entirely.
SELLING SHARES
Selling shares is also referred to as “redeeming” shares. You can redeem your shares at any time.
Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below).

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Section b — shareholder information
However, Transamerica Premier Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased by personal checks (or other circumstances where the purchase money has not yet been collected), redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and not subject to the 15 day holding period.
Please note that redemption requests greater than $50,000 per day must be submitted in writing and requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only).
The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.
To Request Your Redemption and Receive Payment By:
Direct Deposit — ACH
•	You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Premier Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.
Direct Deposit — Wire

•	You may request an expedited wire redemption in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Premier Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record

•	Written Request: Send a letter requesting a withdrawal to Transamerica Premier Funds. Specify the Fund, account number and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

•	Telephone or Internet Request: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.
Check to Another Party/Address
•	This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.
Systematic Withdrawal Plan (by Direct Deposit ACH or Check)

•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain the appropriate form to complete.

Through an Authorized Dealer
•	You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call Customer Service for assistance.
Your Request to Sell Your Shares and Receive Payment May Be Subject To:

•	The type of account you have and if there is more than one shareholder.

•	The dollar amount you are requesting. Redemptions over $50,000 must be in writing, and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•	A written request or an original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Premier Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

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Section b — shareholder information

•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

•	Each Fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	Shares will normally be redeemed for cash, although each Fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.

•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged. These fees may be adjusted from time to time.
Please see additional information relating to signature guarantees later in this prospectus.
EXCHANGING SHARES
•	You may request an exchange in writing, by phone or by accessing your account through the internet.

•	You can exchange shares in one Fund for shares in the same class of another Fund offered in this prospectus.

•	The minimum exchange to a new Fund account is $250,000.

•	An exchange is treated as a redemption of a Fund’s shares, followed by a purchase of the shares of the Fund into which you exchanged. Prior to making exchanges into a Fund that you do not own, please read the prospectus carefully.

•	If you exchange all your shares to a new Fund, any active systematic plan that you maintain with Transamerica Premier Funds will also carry over to this new Fund unless otherwise instructed.

•	Transamerica Premier Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

•	Transamerica Premier Funds reserves the right to deny any request involving transactions between classes of shares.
INVOLUNTARY REDEMPTIONS
Each Fund reserves the right to close your account if the account value falls below the Fund’s minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing or frequent small redemptions to the fullest extent permitted by law.)
FEATURES AND POLICIES
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are borne by all shareholders, including long-term investors who do not generate the costs.
Transamerica Premier Funds’ Board of Directors has approved policies that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares, as described in this prospectus. If you intend to engage in such practices, we request that you do not purchase shares of any of the Funds.
Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The Funds generally will consider four or more exchanges between Funds, or frequent purchases and redemptions having a similar effect during any rolling three-month period to be evidence of

24

Section b — shareholder information
market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the Funds reserve the right to determine less active trading to be “excessive” or related to market timing.
While the Funds discourage market timing and excessive short-term trading, the Funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. The Funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the Funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Premier Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Premier Funds policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.
See the “Exchange Shares” section of this prospectus for further details on the exchange policies.
The Funds do not permit market timing. Do not invest with us if you are a market timer.
Customer Service
Occasionally, Transamerica Premier Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Premier Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax or by using the Premier Quote (automated phone system).
Uncashed Checks Issued on Your Account
If any check Transamerica Premier Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in a Fund, for example, if the Fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Premier Fund, such as the Transamerica Premier Cash Reserve Fund.
Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.
Dividend Payment Schedules:

Transamerica Premier Institutional Small Cap Value Fund	Annually in December
Transamerica Premier Institutional Diversified Equity Fund	Annually in December
Transamerica Premier Institutional Bond Fund	Monthly
Transamerica Premier Institutional Equity Fund	Annually in December
Minimum Account Balance
It is relatively costly to maintain small accounts. Therefore, Transamerica Premier Funds reserves the right to redeem all shares in any account for its net asset value if at any time the total value of the account is less than $100,000. Transamerica Premier Funds will notify you if the value of the account is less than the required minimum. You will have at least 60 days to bring the value of the account up to the required minimum before the redemption is processed.
Telephone Transactions
Transamerica Premier Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”), are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Premier Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where Transamerica

25

Section b — shareholder information
Premier Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions and tape recording conversations. Transamerica Premier Funds reserves the right to modify the telephone redemption privilege at any time.
Retirement and ESA State Street Account Maintenance Fees
Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’s value per Social Security Number is more than $50,000.
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Premier Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.
An original signature guarantee is required if any of the following is applicable:
•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

•	You would like a check made payable to anyone other than the shareholder(s) of record.

•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.

•	You would like a check mailed to an address other than the address of record.

•	You would like your redemption proceeds wired to a bank account other than a bank account of record.

•	You are adding or removing a shareholder from an account.

•	You are changing ownership of an account.

•	When establishing an electronic bank link, if the Transamerica Premier Funds account holder’s name does not appear on the check.

The Funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee may be refused if any of the following is applicable:
•	It does not appear valid or in good form.

•	The transaction amount exceeds the surety bond limit of an original signature guarantee.

•	The guarantee stamp has been reported as stolen, missing or counterfeit.
Employer-Sponsored Accounts
If you participate in an employer sponsored plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Premier Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)
E-mail Communications
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.
Statements and Reports
Transamerica Premier Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic

26

Section b — shareholder information
transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees are disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Premier Funds in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.
Please retain your statements. If you require historical statements, Transamerica Premier Funds may charge $10 per statement per year up to a maximum of $50 per Social Security Number. Financial reports for the Funds, which include a list of the holdings, will be mailed twice a year to all shareholders.
PRICING OF SHARES
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by Transamerica Premier Funds or an authorized intermediary.
When Share Price Is Determined
The NAV of the Funds is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a Fund does not price its shares (therefore, the NAV of a Fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds).
Purchase orders received in good order and accepted and redemption orders received in good order before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day (less applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.
How NAV is Determined
The NAV per share of each Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares of the Fund that are then outstanding.
The Board of Directors has approved procedures to be used to value the Funds’ securities for the purposes of determining the Funds’ NAV. The valuation of securities of the Funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to TAM.
In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Funds’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.
When market quotations are not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), securities and other assets are valued at fair value. In that case, a valuation committee appointed by the Board of Directors may, in good faith,

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Section b — shareholder information
establish a fair value for the security in accordance with valuation procedures adopted by the Board of Directors. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security; securities for which the closing value is deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the Funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.
DISTRIBUTIONS AND TAXES
Taxes on Distributions in General
Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a Fund will not have to pay income tax on amounts it distributes to shareholders, shareholders that are not generally tax-exempt will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If a Fund declares a dividend in October, November, or December but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.
You normally will be taxed on distributions you receive from a Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.
Current U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on qualified dividend income. These rates do not apply to corporate taxpayers.
The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers under current federal income tax law:
•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•	Distributions designated by a Fund as “qualified dividend income” will also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, certain dividends that a Fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Note that a shareholder (and the Fund in which the shareholder invests) will have to meet certain holding period requirements in order to obtain the benefit of the lower tax rate applicable to qualified dividend income.

•	Other distributions generally will be taxed at the ordinary tax rate applicable to the shareholder.
A portion of the dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.
Each Fund in which you invest will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.
If you buy shares of a Fund shortly before the Fund in which you invest makes a distribution, the distribution may be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”
Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and all tax-deferred account investors

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Section b — shareholder information
should consult their tax advisers regarding their investments in a tax-deferred account.
You must provide your taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service upon your investment in Fund shares.
Taxes on the Sale or Exchange of Shares
If you sell shares of a Fund or exchange them for shares of another Fund, you generally will have a capital gain or loss, which will be long-term capital gain or loss if you held the shares for more than one year; otherwise it will be a short-term capital gain or loss.
Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distribution of long-term capital gain that were received with respect to the shares.
Withholding Taxes
As with all mutual funds, the Funds may be required to apply backup withholding of U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) on all taxable distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
Non-Resident Alien Withholding
If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless you have a broker/dealer firm that submits your account through the National Securities Clearing Corporation, in which your broker/dealer will be required to submit a Foreign Certification Form. Investors changing a mailing address to a non-U.S. address will be required to have a Foreign Certification Form completed and returned to us if they have a broker/dealer before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, you will need to provide the appropriate tax form (generally, Form W-8BEN) and documentary evidence is required if you are not a U.S. resident alien.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made, in shares of a Transamerica Premier Fund. More information is provided in the SAI of the Funds. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in Transamerica Premier Funds.
Investment Policy Changes
The Funds, as part of their investment policies, invest at least 80% of their assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policies. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
SUMMARY OF BOND RATINGS
Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody’s Investors Service, Inc. and Standard & Poor’s Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as “junk bonds.”

Standard
Investment Grade	Moody’s	& Poor’s
Highest quality	Aaa	AAA
High quality	Aa	AA
Upper medium	A	A
Medium, speculative features	Baa	BBB

Lower Quality
Moderately speculative	Ba	BB
Speculative	B	B
Very speculative	Caa	CCC
Very high risk	Ca	CC
Highest risk, may not be paying interest	C	C
In arrears or default	C	D

29

Appendix a
More on strategies and risks
FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand a Fund’s performance since its inception. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Transamerica Premier Funds’ 2007 Annual Report which is available by request by calling 1-800-892-7587.
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
Transamerica Premier Institutional Small Cap Value Fund

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2007	2006	2005(c)

Net Asset Value	$12.32	$10.73	$10.00
Beginning of year

Operations
Net investment income (loss)(a)	0.22	0.14	0.10
Net realized and unrealized gain (loss) on investments	3.87	1.88	1.17

Total from investment operations	4.09	2.02	1.27

Dividends/Distributions and Other to Shareholders
Net investment income	(0.29)	(0.12)	(0.08)
Net realized gains on investments	(0.31)	(0.31)	(0.46)

Total dividends/distributions	(0.60)	(0.43)	(0.54)

Net Asset Value
End of year	$15.81	$12.32	$10.73

Total Return(b)	33.12%	18.74%	12.67	%(e)

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.85%	0.85%	0.85	%(d)
Before reimbursement/fee waiver	6.37%	8.68%	9.32	%(d)
Net investment income (loss), after reimbursement/fee waiver	1.49%	1.15%	1.00	%(d)
Portfolio turnover rate	31%	53%	53	%(e)
Net assets end of the period (in thousands)	$2,897	$674	$563

30

Section b — shareholder information
FINANCIAL HIGHLIGHTS
Transamerica Premier Institutional Diversified Equity Fund

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2007	2006	2005(c)

Net Asset Value
Beginning of year	$12.21	$11.14	$10.00
Operations
Net investment income (loss)(a)	0.06	0.05	0.05
Net realized and unrealized gain (loss) on investments	2.43	1.02	1.14

Total from investment operations	2.49	1.07	1.19

Dividends/Distributions and Other to Shareholders
Net investment income	(0.06)	—	(0.05)
Net realized gains on investments	(0.58)	—	—

Total dividends/distributions	(0.64)	—	(0.05)

Net Asset Value
End of year	$14.06	$12.21	$11.14

Total Return(b)	20.34%	9.61%	11.88	%(e)

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.75%	0.75%	0.75	%(d)
Before reimbursement/fee waiver	9.02%	8.90%	9.27	%(d)
Net investment income (loss), after reimbursement/fee waiver	0.44%	0.40%	0.52	%(d)
Portfolio turnover rate	31%	40%	38	%(e)
Net assets end of the period (in thousands)	$738	$613	$559

31

Section b — shareholder information
FINANCIAL HIGHLIGHTS
Transamerica Premier Institutional Bond Fund

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2007	2006	2005(c)

Net Asset Value
Beginning of year	$9.41	$9.75	$10.00
Operations
Net investment income (loss)(a)	0.47	0.46	0.38
Net realized and unrealized gain (loss) on investments	(0.04)	(0.10)	(0.23)

Total from investment operations	0.43	0.36	0.15

Dividends/Distributions and Other to Shareholders
Net investment income	(0.48)	(0.48)	(0.40)
Return of Capital	—	(0.22)	—

Total dividends/distributions	(0.48)	(0.70)	(0.40)

Net Asset Value
End of year	$9.36	$9.41	$9.75

Total Return(b)	4.68%	3.88%	1.53	%(e)

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.45%	0.45%	0.45	%(d)
Before reimbursement/fee waiver	6.25%	5.74%	7.97	%(d)
Net investment income (loss), after reimbursement/fee waiver	5.00%	4.80%	4.18	%(d)
Portfolio turnover rate	88%	151%	269	%(e)
Net assets end of the period (in thousands)	$1,108	$1,067	$1,027

32

Section b — shareholder information
FINANCIAL HIGHLIGHTS
Transamerica Premier Institutional Equity Fund

	Year Ended	Year Ended	Year Ended	Period Ended
	December	December 31,	December 31,	December 31,
	31, 2007	2006	2005	2004(f)

Net Asset Value
Beginning of year	$12.21	$11.41	$11.11	$10.00
Operations
Net investment income (loss)(a)	0.04	0.01	(0.01)	0.08
Net realized and unrealized gain (loss) on investments	1.79	0.93	1.91	1.40

Total from investment operations	1.83	0.94	1.90	1.48

Dividends/Distributions and Other to Shareholders
Net investment income	(0.01)	(0.01)	—	(0.36)
Net realized gains on investments	(0.58)	(0.13)	(1.60)	(0.01)

Total dividends/distributions	(0.59)	(0.14)	(1.60)	(0.37)

Net Asset Value
End of year	$13.45	$12.21	$11.41	$11.11

Total Return(b)	14.96%	8.22%	17.03%	11.51	%(e)

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.75%	0.75%	0.75%	0.75	%(d)
Before reimbursement/fee waiver	0.90%	0.93%	1.05%	0.90	%(d)
Net investment income (loss), after reimbursement/fee waiver	0.28%	0.09%	(0.06)%	1.31	%(d)
Portfolio turnover rate	47%	31%	122%	18	%(e)
Net assets end of the period (in thousands)	$98,169	$58,448	$44,106	$62,110

(a)	Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

(b)	Total Return represents aggregate total return for each period.

(c)	Institutional Class commenced operations on February 1, 2005.

(d)	Annualized.

(e)	Not annualized.

(f)	Institutional Class commenced operations on June 1, 2004.

33

Appendix a
More on strategies and risks
HOW TO USE THIS SECTION
Descriptions of the principal strategies and risks are provided in each individual Fund section of this prospectus. Referrals are made to this Appendix for a more complete description of the risks associated with investing in the Funds. For best understanding, first read the description of the Fund in which you are interested. Then refer to this section to read about the risks particular to that Fund. For additional discussions of strategies and risks, please refer to the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.
DIVERSIFICATION
The Investment Company Act of 1940 (“1940 Act”) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund’s assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.
Each Fund qualifies as a diversified fund under the 1940 Act.
WHAT IS “BOTTOM-UP” ANALYSIS?
When the Investment Adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.
INVESTING IN COMMON STOCKS
Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your Fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell Fund shares, causing you to lose money. This is called market risk.
INVESTING IN BONDS
Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:
Changes in Interest Rates. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.
Length of Time to Maturity. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.
Defaults. All bond issuers make at least two promises: (1) to pay interest during the bond’s term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.
Declines in Ratings. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.
Low Rating. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.
Lack of Rating. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They’re considered riskier because of the higher possibility of default or loss of liquidity.
Loss of Liquidity. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash). Please see Appendix A of the SAI for a description of corporate bond ratings.
VOLATILITY
The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your Fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile Fund is down, you could lose more. Price changes may be temporary and for extended periods.

Appendix a
More on strategies and risks
INVESTING IN FOREIGN SECURITIES
Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:
•	CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency’s value drops, the value of Fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and any currency manipulation by banks.

•	CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

•	CURRENCY TRADING COSTS. A Fund may also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A Fund may incur costs when it converts other currencies into dollars, and vice-versa.

•	DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

•	LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

•	LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

•	MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a Fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

•	LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

•	SETTLEMENT DELAYS. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

•	HIGHER CUSTODIAL CHARGES. Fees charged by a Funds’ custodian for holding shares are higher for foreign securities than those of domestic securities.

•	VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

•	POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

•	DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

•	HEDGING. A Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a Fund’s currency exposure from one currency to another removes the Fund’s opportunity to profit from the original currency and involves a risk of increased losses for the Fund if the adviser’s projection of future exchange rates is inaccurate.

•	EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a Fund that invests in emerging market countries may be required to establish special custody or other arrangements before investing.

Appendix a
More on strategies and risks
INVESTING IN DERIVATIVES
A Fund may use derivative instruments as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a Fund may incur substantial losses.
A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the Fund:
•	MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

•	CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

•	LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A Fund’s investment in illiquid securities may reduce the returns of the Fund because it may be unable to sell the securities at an advantageous time or price.

•	LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a Fund will segregate assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board of Directors (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

•	LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

•	MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a Fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.
Other risks in using derivatives include the risk of mis-pricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at

Appendix a
More on strategies and risks
ordinary income tax rates) than if the Fund had not used such instruments.
INVESTING IN FIXED-INCOME INSTRUMENTS
A Fund may invest in “Fixed-Income Instruments,” which include, among others:
•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

•	Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	Mortgage-backed and other asset-backed securities;

•	Inflation-indexed bonds issued both by governments and corporations;

•	Structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•	Delayed funding loans and revolving credit facilities;

•	Bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	Repurchase agreements and reverse repurchase agreements;

•	Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•	Obligations of international agencies or supranational entities.
A Fund may invest in derivatives based on Fixed-Income Instruments.
Fixed-Income Securities
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
SUBORDINATION RISK
Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.
GROWTH INVESTING
Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

Appendix a
More on strategies and risks
INVESTING IN SMALL- AND MID-CAPITALIZATION COMPANIES
Investment in small- and mid-capitalization companies involves a substantial risk of loss. Small- and mid-cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.
TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a Fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases. Furthermore, when a Fund assumes a temporary defensive position it may not be able to achieve its investment objective.
INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically under-perform when value investing is in favor.
INVESTING IN CONVERTIBLE SECURITIES
Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
PORTFOLIO TURNOVER
A Fund may engage in a significant number of short-term transactions, which may lower Fund performance. High turnover rate will not limit a manager’s ability to buy or sell securities for these Funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a Fund. The Funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

NOTICE OF PRIVACY POLICY
At Transamerica Investors, Inc., protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address and account number;

•	Information we receive from you on applications or other forms, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain written, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our Privacy Policy, please call 1-800-892-7587, Monday through Friday from 8 a.m. to 7 p.m. Eastern Time.
Note: This Privacy Policy applies only to customers that have a direct relationship with us or our wholly owned subsidiaries. If you own shares of Transamerica Investors, Inc. in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.
THIS PAGE IS NOT PART OF THIS PROSPECTUS

Additional information and assistance
You may get more information, at no charge, about Transamerica Premier Funds by requesting the following:
Annual and Semi-Annual Report
These reports describe the Funds’ performance and list their portfolio holdings and financial condition. The Annual Report also discusses the market conditions and the portfolio managers’ strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (“SAI”)
This document gives additional information about the Funds. The SAI was filed with the Securities and Exchange Commission (“SEC”) and incorporated by reference as part of the prospectus. You can obtain a copy of the SAI by requesting it from us.
To Obtain Information from Transamerica Premier Funds
•	Call 1-800-89-ASK-US (1-800-892-7587).

•	Write to Transamerica Premier Funds, P.O. Box 219427, Kansas City, MO 64121-9427.

•	E-mail us at PremierFunds@Transamerica.com.

•	Visit our web site at www.transamericafunds.com.

To Obtain Information from the SEC
•	Visit the SEC, Public Reference Room, Washington, D.C. to review or copy the prospectus and SAI

•	Call 1-202-551-8090 for more information about the Public Reference Room

•	Visit the SEC’s Internet web site at http://www.sec.gov

•	Write to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009 or send an electronic request to publicinfo@sec.gov for copies of these documents (requires you to pay a duplicating fee)
SEC file number: 811-09010

Distributor: Transamerica Capital, Inc.

Transamerica Premier Funds — Institutional Class Shares
Prospectus: May 1, 2008
Transamerica Premier High Yield Bond Fund
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1

Other Tax Information	15
Investment Policy Changes	15
Summary of Bond Ratings	15
Financial Highlights	16

APPENDIX A — MORE ON STRATEGIES AND RISKS	A-1

ADDITIONAL INFORMATION AND ASSISTANCE	Back Cover
Listed in this prospectus is the investment objective and principal investment strategies for Transamerica Premier High Yield Bond Fund (the “Fund”). The Fund offers Institutional Class shares in this prospectus. The Fund is managed by Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”) and sub-advised by Transamerica Investment Management, LLC (“TIM” or the “Sub-Adviser”). The Fund’s investment objective and strategies are non-fundamental, which means that the Board of Directors may change them without shareholder approval.
As with any investment, there can be no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; consequently, loss of money is a risk of investing in the Fund.
Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (“SAI”) (see back cover).
In addition, we suggest you contact your financial professional or a Transamerica Premier Customer Service Representative, who will assist you.

2

FUND DESCRIPTION
TRANSAMERICA PREMIER HIGH YIELD BOND FUND

OBJECTIVE
The Fund seeks to achieve a high total return (income plus capital appreciation) by investing primarily in debt instruments and convertible securities, with an emphasis on lower-quality securities.
PRINCIPAL STRATEGIES AND POLICIES
The Fund generally invests at least 80% of its assets in a diversified selection of lower-rated bonds (below investment grade), commonly known as “junk bonds.” These are bonds rated below Baa by Moody’s or below BBB by Standard & Poor’s (see Summary of Bond Ratings). The Fund’s Sub-Adviser, TIM, selects bonds that it believes are likely to be upgraded, return high current income, rise in value, and are unlikely to default on payments.
TIM uses a “bottom-up” approach to investing. TIM studies industry and economic trends, but focuses on researching individual issuers. The Fund’s portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.
To achieve the Fund’s goal, TIM’s fixed-income management team:
•	Seeks to achieve price appreciation and minimize price volatility by identifying bonds that are likely to be upgraded by qualified rating organizations

•	Employs research and credit analysts seeking to minimize purchasing bonds that default by assessing the likelihood of timely payment of interest and principal

•	Invests Fund assets in convertible and other securities consistent with the objective of high total return
The interest rates on short-term obligations held in the Fund’s portfolio will vary, rising or falling with short-term interest rates generally. The Fund’s yield will tend to lag behind general changes in interest rates.
The ability of the Fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.
Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards options and swaps and also in foreign securities.
In addition, under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. When the Fund is so invested, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit of any upswing in the market.
PRINCIPAL RISKS
The Fund is subject to the following principal risks, as well as other risks described in Appendix A:
Your primary risk in investing in the Fund is you could lose money. The value of the Fund can fall if interest rates go up, or if the issuer fails to pay the principal or interest payments when due. Since the Fund invests in lower-rated bonds, it is subject to a greater risk of loss of principal due to an issuer’s non-payment of principal or interest, and its performance is subject to more variance due to market conditions than a fund investing in higher-rated bonds. You should carefully assess the risks associated with an investment in this Fund.
Fixed-Income Securities
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not

3

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
Convertible Securities
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
High-Yield Bonds
High-yield securities, commonly referred to as “junk bonds,” range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. Lower quality securities tend to be issued by companies that are less secure financially. In the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Fund’s Sub-Adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield bonds are not generally meant for short-term investing.
Derivatives
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s Sub-Adviser may not make use of derivatives for a variety of reasons.
Foreign Securities
Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.
Market
The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
You may lose money if you invest in this Fund.
These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.
DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
INVESTOR PROFILE
The Fund is intended for investors who are willing to take substantial risks in pursuit of potentially higher rewards. The risks associated with investments in speculative securities

4

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

make this Fund suitable only for long-term investment.
PAST PERFORMANCE
The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year, and how the Fund’s average annual total returns for different periods compared to the returns of broad measures of market performance. The Fund’s primary benchmark, the Merrill Lynch High Yield, Cash Pay, BB-B Rated Index, and the Fund’s secondary benchmark, the Merrill Lynch U.S. High Yield Cash Pay Index, are widely recognized unmanaged indexes of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
Year-by-Year Total Return as of 12/31 (%)
Best calendar quarter: 6.60% for quarter ended 06/30/2003
Worst calendar quarter: (5.62)% for quarter ended 12/31/2000
Average Annual Total Returns Since Inception
(as of 12/31/07)*

Transamerica Premier High Yield Bond Fund	1 Year	5 Years	Life of Fund**
Return Before Taxes	0.86%	8.40%	5.04%
Return After Taxes on Distributions***	(1.72)%	5.68%	1.87%
Return After Taxes on Distributions and Sale of Fund Shares***	0.61%	5.62%	2.29%
Merrill Lynch High Yield, Cash Pay, BB-B Rated Index†	2.69%	9.67%	5.55%
Merrill Lynch U.S. High Yield Cash Pay Index††	2.17%	10.57%	5.62%

*	Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

**	Commencement of operations for the Institutional Class was 07/01/1998. Prior to February 25, 2008, TIM was the Investment Adviser for the Fund. Effective February 25, 2008, TAM is the Investment Adviser for the Fund and TIM is the Sub-Adviser for the Fund.

***	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

†	Merrill Lynch High Yield, Cash Pay, BB-B Rated Index is an unmanaged index comprised of the value-weighted measure of approximately 1,500 BB and B rated bonds.

††	Merrill Lynch U.S. High Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.

These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
FEES AND EXPENSES
The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases	None
Maximum Deferred Sales Charge (load)	None
Redemption Fee on shares held 90 calendar days or less (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)1

Advisory Fees	0.53%
Distribution and Service (12b-1) Fees	N/A
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.66%
Expense Reduction[2]	0.01%
Net Operating Expenses	0.65%

[1]	Annual Fund operating expenses are based on the Fund’s expenses for the fiscal year ended December 31, 2007.

[2]	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2009, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.65%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction.

Example
The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.
The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses

5

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

	Investment Period
	1 Year	3 Years	5 Years	10 Years
Transamerica Premier High Yield Bond Fund	$66	$210	$367	$822

You should not consider the information contained in the above examples a representation of future expenses. The actual expenses may be more or less than those shown.
ADDITIONAL INFORMATION
Management
Investment Adviser:
Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716
For additional information about TAM, see the section titled “Shareholder Information — Investment Adviser” of this prospectus.
Advisory Fee:
0.53% of average daily net assets
Sub-Adviser::
Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025
For additional information about TIM, see the section titled “Shareholder Information — Sub-Adviser’’ of this prospectus.
Sub-Advisory Fee:
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
0.53% of average daily net assets
Portfolio Managers
Brian W. Westhoff, CFA
Lead Portfolio Manager
Brian W. Westhoff is a Portfolio Manager at Transamerica Investment Management, LLC (“TIM”). Mr. Westhoff is the Lead Manager of the Transamerica Premier High Yield Bond Fund and the Transamerica Premier Institutional High Yield Bond Fund. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in Business Administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.
Scott L. Dinsdale, CFA
Co-Portfolio Manager
Scott L. Dinsdale is a Senior Securities Analyst at Transamerica Investment Management, LLC (“TIM”). Mr. Dinsdale is a Co-Manager of the Transamerica Premier High Yield Bond Fund and the Transamerica Premier Institutional High Yield Bond Fund. He re-joined TIM in 2005 after previously serving as a Fixed Income Analyst from 1999-2000. Mr. Dinsdale was a Portfolio Manager and Analyst in the High Yield and Convertible Securities group at Pacific Life Insurance Co as well as previously working as a Director at Standard and Poor’s Ratings Group. He holds an M.B.A. in Finance and International Business from the Stern School of Business at New York University and received a B.A. in Business Administration from San Diego State University. Mr. Dinsdale has earned the right to use the Chartered Financial Analyst designation and has 20 years of investment experience.
Peter O. Lopez
Co-Portfolio Manager
Peter O. Lopez is Principal and Director of Research at Transamerica Investment Management, LLC (“TIM”). Mr. Lopez is a Co-Manager of the Transamerica Premier Equity Fund, the Transamerica Premier Institutional Equity Fund, the Transamerica Premier Diversified Equity Fund, the Transamerica Premier Institutional Diversified Equity Fund, the Transamerica Premier Balanced Fund (Equity), the Transamerica Premier High Yield Bond Fund, and the Transamerica Premier Institutional High Yield Bond Fund. He also co-manages sub-advised funds and institutional accounts in the large growth equity and convertible securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.BA. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.

6

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

7

SECTION B — SHAREHOLDER INFORMATION

INVESTMENT ADVISER
On February 25, 2008, shareholders approved TAM as the Investment Adviser to the Fund. TAM is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Investment Adviser hires the Sub-Adviser to furnish investment advice and recommendations and has entered into a sub-advisory agreement with TIM. The Investment Adviser also monitors the Sub-Adviser’s buying and selling of securities and administration of the Fund.
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group. AEGON USA Investment Management, LLC and TIM are affiliates of TAM and Transamerica Premier Funds.
The Fund may rely on an Order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Fund and its Investment Adviser, TAM, subject to certain conditions, and without approval of shareholders to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.
ADVISORY FEES
For its services to the Fund, the Investment Adviser is entitled to receive an advisory fee based on an annual percentage of the Fund’s average daily net assets as indicated below. It is accrued daily and paid monthly. The fees may be higher than the average advisory fee paid to the investment advisers of other similar funds. The Investment Adviser may waive some or all of its fees from time to time at its discretion.

Fund	As a % of Average Daily Net Assets
Transamerica Premier High Yield Bond Fund	0.53%

Advisory Fees Paid in 2007
For the fiscal period ended December 31, 2007, the Fund paid the following advisory fee as a percentage of the Fund’s average daily net assets, after reimbursement and/or fee waivers (if applicable).

Fund	Percentage
Transamerica Premier High Yield Bond Fund	0.52%

The Fund pays all the costs of its operations that are not assumed by the Investment Adviser, including:

•	Custodian

•	Legal

•	Auditing

•	Administration

•	Registration fees and expenses

•	Fees and expenses of directors unaffiliated with the Investment Adviser

The Investment Adviser allocates the expenses that are not Fund-specific among the Transamerica Premier Funds based on the net assets of each Fund.
Out of its past profits and other available sources, the Investment Adviser (or its affiliates) may pay for distribution and for shareholder services with respect to the Fund provided by broker/dealers and other financial intermediaries. These payments are sometimes referred to as “revenue sharing” arrangements. Revenue sharing is not an expense of the Fund, and thus, does not result in increased Fund expenses.
A discussion regarding the basis of the Fund’s Board of Directors approval of the Fund’s advisory arrangements is available in the Fund’s annual report dated as of December 31, 2007.
SUB-ADVISER
On February 25, 2008, shareholders approved TIM as the Sub-Adviser to the Fund. TIM is located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025. TIM is controlled by Transamerica Investment Services, Inc. (“TISI”). TISI is a subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, CA 94111. Transamerica Corporation is a subsidiary of AEGON N.V., an international insurance group.
SUB-ADVISORY FEES
The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM, at the following annual rate:

8

SECTION B — SHAREHOLDER INFORMATION

As a % of
Average Daily
Fund	Net Assets

Transamerica Premier High Yield Bond Fund	0.53%
TO CONTACT TRANSAMERICA PREMIER FUNDS

•	Customer Service:	1-800-892-7587

•	Internet:	www.transamericafunds.com

•	Fax:	1-866-476-0578
	Mailing Address:	Transamerica Premier Funds
P.O. Box 219427
Kansas City, MO 64121-9427

	Overnight Address:	Transamerica Premier Funds

330 West 9th Street

Kansas City, MO 64105
OPENING AN ACCOUNT
Transamerica Premier Funds makes opening an account, investing and account management as easy and efficient as possible. For your convenience, it also provides a complete range of services to meet your investment and financial transaction needs.
Note: To help the U.S. government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If Transamerica Premier Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated Net Asset Value (“NAV”) per share.
Minimum Investment
The minimum initial investment is $1,000,000. The minimum initial investment may be waived from time to time by Transamerica Premier Funds at its discretion.
The minimum initial and minimum subsequent investment requirements have been waived for wrap programs at broker/ dealer firms having applicable selling and wrap agreements with the Fund and certain qualified retirement plans, excluding IRAs.
The SAI contains additional information.
By Mail
•	Send your completed application and check made payable to Transamerica Fund Services, Inc.
Through an Authorized Dealer
•	The dealer is responsible for opening your account and providing Transamerica Premier Funds with your taxpayer identification number.
BUYING SHARES
Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing.
By Check
•	Make your check payable and mail to Transamerica Fund Services, Inc.

•	If you are opening a new account, send your completed application along with your check.

•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica Premier fund(s) you wish to invest in. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	Transamerica Premier Funds does not accept money orders, traveler’s checks, credit card convenience checks or cash. Cashier’s checks, starter checks, and third-party checks may be accepted, subject to approval by Transamerica Premier Funds.
By Automatic Investment Plan
•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.
By Telephone

•	You may request an electronic transfer of funds from your bank account to your Transamerica Premier Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through Authorized Dealers
•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Premier Funds must receive your payment within three business days after your order is accepted.
By the Internet
•	You may request an electronic transfer of funds from your

9

SECTION B — SHAREHOLDER INFORMATION

bank account to your Transamerica Premier Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link.

By Wire Transfer
•	You may request that your bank wire funds to your Transamerica Premier Funds account (your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA, Charlotte, NC, ABA# 0260-0959-3, DDA# 5486005475. Provide shareholder name, fund and account numbers.

•	Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.
Other Information
If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.
Transamerica Premier Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.
Transamerica Premier Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. To the extent authorized by law, Transamerica Premier Funds reserves the right to discontinue offering shares at any time, to reorganize, or to cease operating entirely.
SELLING SHARES
Selling shares is also referred to as “redeeming” shares. You can redeem your shares at any time.
Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). Transamerica Premier Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased by personal checks (or other circumstances where the purchase money has not yet been collected), redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and not subject to the 15 day holding period.
Please note that redemption requests greater than $50,000 per day must be submitted in writing and requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only).
The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.
To Request Your Redemption and Receive Your Payment By:
Direct Deposit — ACH
•	You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Premier Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.
Direct Deposit — Wire

•	You may request an expedited wire redemption in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Premier Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record

•	Written Request: Send a letter requesting a withdrawal to Transamerica Premier Funds. Specify the fund, account number and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

•	Telephone or Internet Request: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.
Check to Another Party/Address

•	This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit ACH or Check)

•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain the appropriate form to complete.

10

SECTION B — SHAREHOLDER INFORMATION

Through an Authorized Dealer
•	You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call Customer Service for assistance.
Your Request to Sell Your Shares and Receive Payment May Be Subject To:
•	The type of account you have, and if there is more than one shareholder.

•	The dollar amount you are requesting. Redemptions over $50,000 must be in writing, and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•	A written request or an original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Premier Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

•	The Fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•	Shares will normally be redeemed for cash, although the Fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.

•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged. These fees may be adjusted from to time.
Please see additional information relating to signature guarantees later in this prospectus.
INVOLUNTARY REDEMPTIONS
The Fund reserves the right to close your account if the account value falls below the Fund’s minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing or frequent small redemptions) to the fullest extent permitted by law. Involuntary redemptions are subject to applicable redemption fees unless Transamerica Premier Funds provides a waiver.
FEATURES AND POLICIES
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are borne by all shareholders, including long-term investors who do not generate the costs.
Transamerica Premier Funds’ Board of Directors has approved policies that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares and redemption fees, as described in this prospectus. If you intend to engage in such practices, we request that you do not purchase shares of the Fund.
The Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The Fund generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the Fund reserves the right to determine less active trading to be “excessive” or related to market timing.
While the Fund discourages market timing and excessive short-term trading, the Fund cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. The Fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid

11

SECTION B — SHAREHOLDER INFORMATION

detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the Fund and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.
Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Premier will not be considered to be market timing or excessive trading for purposes of Transamerica Premier policies. However, the market timing and excessive trading policies of these omnibus accounts or plans may apply to transactions by the underlying shareholders.
The Fund does not permit market timing. Do not invest with us if you are a market timer.
Customer Service
Occasionally, Transamerica Premier Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Premier Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using the Premier Quote line (automated phone system).
Uncashed Checks Issued on Your Account
If any check Transamerica Premier Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, Transamerica Premier Funds reserves the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, Transamerica Premier Funds will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the Fund that you held, for example, if the Fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Premier Fund, such as the Transamerica Premier Cash Reserve Fund.
Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, Transamerica Premier Funds reserves the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.
Dividend Payment Schedule:

Transamerica Premier High Yield Bond Fund	Monthly

Minimum Account Balance
Transamerica Premier Funds reserves the right to redeem all shares in any account for its net asset value if at any time the total value of the account is less than $100,000. Transamerica Premier Funds will notify you if the value of the account is less than the required minimum. Your will have at least 60 days to bring the value of the account up to the required minimum before the redemption is processed.
Telephone Transactions
Transamerica Premier Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”), are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Premier Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where Transamerica Premier Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions and tape recording conversations. Transamerica Premier Funds reserves the right to modify the telephone redemption privilege at any time.
Retirement and ESA State Street Account Maintenance Fees
Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’s value per Social Security Number is more than $50,000.
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Premier Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.
An original signature guarantee is required if any of the following is applicable:
•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

•	You would like a check made payable to anyone other than the shareholder(s) of record.

12

SECTION B — SHAREHOLDER INFORMATION

•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.

•	You would like a check mailed to an address other than the address of record.

•	You would like your redemption proceeds wired to a bank account other than a bank account of record.

•	You are adding or removing a shareholder from an account.

•	You are changing ownership of an account.

•	When establishing an electronic bank link, if the Transamerica Funds account holder’s name does not appear on the check.

To the extent permitted by law, the Fund reserves the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee may be refused if any of the following is applicable:
•	It does not appear valid or in good form.

•	The transaction amount exceeds the surety bond limit of an original signature guarantee.

•	The guarantee stamp has been reported as stolen, missing or counterfeit.
Employer-Sponsored Accounts
If you participate in an employer sponsored plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Premier Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)
E-mail Communications
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.
Statements and Reports
Transamerica Premier Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Premier Funds in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.
Please retain your statements. If you require historical statements, Transamerica Premier Funds may charge $10 per statement per year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.
PRICING OF SHARES
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by Transamerica Premier Funds or an authorized intermediary.
When Share Price Is Determined
The NAV of the Fund is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).
Purchase orders received in good order and accepted and redemption orders received in good order before the close of business on the NYSE, usually 4:00 p.m. Eastern time, receive the share price determined at the close of the NYSE that day (less applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.
How NAV is Determined
The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares of the Fund that are then outstanding.
The Board of Directors has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to TAM.
In general, securities and other investments are based on market prices at the close of regular trading on the NYSE. Fund

13

SECTION B — SHAREHOLDER INFORMATION

securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.
When market quotations are not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), securities and other assets are valued at fair value. In that case, a valuation committee appointed by the Board of Directors may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board of Directors. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security; securities for which the closing value is deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the Fund’s valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.
DISTRIBUTIONS AND TAXES
Taxes on Distributions in General
The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not have to pay income tax on amounts it distributes to shareholders, shareholders that are not generally tax-exempt will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If the Fund declares a dividend in October, November, or December but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.
You normally will be taxed on distributions you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.
The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers under current federal income tax law:
•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•	Distributions designated by the Fund as “qualified dividend income” will also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations. Since the Fund’s income is derived primarily from sources that do not pay qualified dividend income, dividends from the Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

•	Other distributions generally will be taxed at the ordinary tax rate applicable to the shareholder.
A portion of the dividends received from the Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.
The Fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions. If you buy shares of the Fund shortly before it makes a distribution, the distribution may be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

14

SECTION B — SHAREHOLDER INFORMATION

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and all tax-deferred account investors should consult their tax advisers regarding their investments in a tax-deferred account.
You must provide your taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service upon your investment in Fund shares.
Taxes on the Sale or Exchange of Shares
If you sell shares of the Fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain or loss if you held the shares for more than one year; otherwise it will be a short-term capital gain or loss.
Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distribution of long-term capital gain that were received with respect to the shares.
Withholding Taxes
As with all mutual funds, the Fund may be required to apply backup withholding of U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) on all taxable distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
Non-Resident Alien Withholding
If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless you have a broker/dealer firm that submits your account through the National Securities Clearing Corporation, in which your broker/dealer will be required to submit a Foreign Certification Form. Investors changing a mailing address to a non-U.S. address will be required to have a Foreign Certification Form completed and returned to us if they have a broker/dealer before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, you will need to provide the appropriate tax form (generally, Form W-8BEN) and documentary evidence if you are not a U.S. resident alien.
Other Tax Information
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made, in shares of a Transamerica Premier Fund. More information is provided in the SAI of the Fund. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in Transamerica Premier Funds.
Investment Policy Changes
Transamerica Premier High Yield Bond Fund, as part of its investment policy, invests at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
SUMMARY OF BOND RATINGS
Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody’s Investors Service, Inc. and Standard & Poor’s Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as “junk bonds.”

Standard
Investment Grade	Moody’s	& Poor’s

Highest quality	Aaa	AAA
High quality	Aa	AA
Upper medium	A	A
Medium, speculative features	Baa	BBB

Lower Quality

Moderately speculative	Ba	BB
Speculative	B	B
Very speculative	Caa	CCC
Very high risk	Ca	CC
Highest risk, may not be paying interest	C	C
In arrears or default	C	D

16

SECTION B — SHAREHOLDER INFORMATION

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Transamerica Premier Funds’ 2007 Annual Report which is available by request by calling 1-800-892-7587.
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Year Ended	Year Ended	Year Ended December	Year Ended December	Year Ended December
	December 31, 2007	December 31, 2006	31, 2005	31, 2004	31, 2003
Net Asset Value
Beginning of year	$7.79	$7.65	$7.95	$7.70	$7.01
Operations
Net investment income (loss)(a)	0.57	0.55	0.52	0.54	0.56
Net realized and unrealized gain (loss) on investments	(0.49)	0.13	(0.29)	0.26	0.71

Total from investment operations	0.08	0.68	0.23	0.80	1.27

Dividends/Distributions and Other to Shareholders
Net investment income	(0.58)	(0.54)	(0.53)	(0.55)	(0.58)

Total dividends/distributions	(0.58)	(0.54)	(0.53)	(0.55)	(0.58)

Net Asset Value
End of year	$7.29	$7.79	$7.65	$7.95	$7.70

Total Return(b)	0.86%	9.23%	3.08%	10.88%	18.87%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.65%	0.64%	0.65%	0.63%	0.65%
Before reimbursement/fee waiver	0.66%	0.64%	0.70%	0.63%	0.72%
Net investment income (loss), after reimbursement/fee waiver	7.30%	7.09%	6.65%	7.06%	7.56%
Portfolio turnover rate	89%	127%	93%	152%	171%
Net assets end of the period (in thousands)	$48,509	$105,597	$97,480	$135,161	$118,982

(a)	Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

(b)	Total Return represents aggregate total return for each period.

16

APPENDIX A
MORE ON STRATEGIES AND RISKS

HOW TO USE THIS SECTION
Descriptions of the principal strategies and risks are provided earlier in this prospectus. Referrals are made to this Appendix for more complete information associated with investing in the Fund. For best understanding, first read the description of the Fund. Then refer to this section to read about the risks particular to the Fund. For additional discussions of strategies and risks, please refer to the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.
DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund’s assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.
The Fund qualifies as a diversified fund under the 1940 Act.
WHAT IS “BOTTOM-UP” ANALYSIS?
When the investment adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.
INVESTING IN BONDS
Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:
Changes in Interest Rates. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.
Length of Time to Maturity. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.
Defaults. All bond issuers make at least two promises: (1) to pay interest during the bond’s term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.
Declines in Ratings. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.
Low Rating. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.
Lack of Rating. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They’re considered riskier because of the higher possibility of default or loss of liquidity.
Loss of Liquidity. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash). Please see Appendix A of the SAI for a description of corporate bond ratings.
VOLATILITY
The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though the Fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.
INVESTING IN FOREIGN SECURITIES
Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:
•	CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency’s value drops, the value of Fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and any currency manipulation by banks.

•	CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

•	CURRENCY TRADING COSTS. The Fund may also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The Fund may incur costs when it converts other currencies into dollars, and vice-versa.

A-1

APPENDIX A
MORE ON STRATEGIES AND RISKS

•	DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

•	LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

•	LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

•	MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, the Fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

•	LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

•	SETTLEMENT DELAYS. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

•	HIGHER CUSTODIAL CHARGES. Fees charged by the Fund’s custodian for holding shares are higher for foreign securities than those of domestic securities.

•	VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

•	POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

•	DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

•	HEDGING. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the Fund’s currency exposure from one currency to another removes the Fund’s opportunity to profit from the original currency and involves a risk of increased losses for the Fund if the adviser’s projection of future exchange rates is inaccurate.

•	EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, the Fund that invests in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN DERIVATIVES
The Fund may use derivative instruments as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, so the benefits of the transaction might be diminished and the Fund may incur substantial losses.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the Fund:
•	MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

•	CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

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APPENDIX A
MORE ON STRATEGIES AND RISKS

•	LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. The Fund’s investment in illiquid securities may reduce the returns of the Fund because it may be unable to sell the securities at an advantageous time or price.

•	LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the sub-investment adviser in accordance with procedures established by the Board of Directors (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

•	LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

•	MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the Fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mis-pricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
INVESTING IN FIXED-INCOME INSTRUMENTS
The Fund may invest in “Fixed-Income Instruments,” which include, among others:
•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

•	Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	Mortgage-backed and other asset-backed securities;

•	Inflation-indexed bonds issued both by governments and corporations;

•	Structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•	Delayed funding loans and revolving credit facilities;

•	Bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	Repurchase agreements and reverse repurchase agreements;

•	Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•	Obligations of international agencies or supranational entities.
The Fund may invest in derivatives based on Fixed-Income Instruments.
FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

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APPENDIX A
MORE ON STRATEGIES AND RISKS

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
The Fund may invest in derivatives based on Fixed-Income Instruments.
SUBORDINATION RISK
Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.
TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, the Fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases. Furthermore, if the Fund assumes a temporary defensive position it may not be able to achieve its investment objective.
INVESTING IN CONVERTIBLE SECURITIES
Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
PORTFOLIO TURNOVER
The Fund may engage in a significant number of short-term transactions, which may lower Fund performance. High turnover rate will not limit a manager’s ability to buy or sell securities for the Fund. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for the Fund. A fund ultimately passes these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

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NOTICE OF PRIVACY POLICY
At Transamerica Investors, Inc., protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address and account number;

•	Information we receive from you on applications or other forms, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain written, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our Privacy Policy, please call 1-800-892-7587, Monday through Friday from 8 a.m. to 7 p.m. Eastern Time.
Note: This Privacy Policy applies only to customers that have a direct relationship with us or our wholly owned subsidiaries. If you own shares of Transamerica Investors, Inc. in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.
THIS PAGE IS NOT PART OF THIS PROSPECTUS

ADDITIONAL INFORMATION AND ASSISTANCE

You may get more information, at no charge, about Transamerica Premier Funds by requesting the following:
Annual and Semi-Annual Report
These reports describe the Fund’s performance and list their portfolio holdings and financial condition. The Annual Report also discusses the market conditions and the portfolio managers’ strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information (“SAI”)
This document gives additional information about the Fund. The SAI was filed with the Securities and Exchange Commission (“SEC”) and incorporated by reference as part of the prospectus. You can obtain a copy of the SAI by requesting it from us.
To Obtain Information from Transamerica Premier Funds
•	Call 1-800-89-ASK-US (1-800-892-7587).

•	Write to Transamerica Premier Funds, P.O. Box 219427, Kansas City, MO 64121-9427.

•	E-mail us at PremierFunds@Transamerica.com.

•	Visit our web site at www.transamericafunds.com.

To Obtain Information from the SEC
•	Visit the SEC, Public Reference Room, Washington, D.C. to review or copy the prospectus and SAI

•	Call 1-202-551-8090 for more information about the Public Reference Room

•	Visit the SEC’s Internet web site at http://www.sec.gov

•	Write to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009 or send an electronic request to publicinfo@sec.gov for copies of these documents (requires you to pay a duplicating fee)
SEC file number: 811-09010

Distributor: Transamerica Capital, Inc.

Statement of Additional Information – May 1, 2008
Transamerica Premier Funds
Equity Funds
Transamerica Premier Focus Fund – Investor Class Shares
Transamerica Premier Equity Fund – Investor Class Shares
Transamerica Premier Growth Opportunities Fund – Investor Class Shares
Transamerica Premier Diversified Equity Fund – Investor Class Shares
Combined Equity & Fixed Income Fund
Transamerica Premier Balanced Fund – Investor Class Shares
Fixed Income Funds
Transamerica Premier High Yield Bond Fund – Investor and Institutional Class Shares
Transamerica Premier Cash Reserve Fund – Investor Class Shares
Institutional Funds
Transamerica Premier Institutional Small Cap Value Fund
Transamerica Premier Institutional Diversified Equity Fund
Transamerica Premier Institutional Bond Fund
Transamerica Premier Institutional Equity Fund
About the Statement of Additional Information
Transamerica Investors, Inc. (the “Company”) is an open-end, management investment company of the series type offering a number of portfolios, known collectively as the Transamerica Premier Funds. This Statement of Additional Information (the “SAI”) pertains to each series of the Transamerica Premier Funds (the “Fund” or the “Funds”) listed above. Each Fund is managed separately and has its own investment objective, strategies and policies. Each class of each Fund has its own levels of expenses and charges. This SAI is not a prospectus. It contains information additional to that available in the prospectuses. Please refer to the prospectus first, then to this document. Please read it carefully. Save it for future reference.
About the Prospectuses
This SAI should be read in connection with the current prospectuses dated May 1, 2008, as they` may be supplemented from time to time. The prospectuses are available without charge from your sales representative, by writing to the Company at 570 Carillon Parkway, St. Petersburg, FL 33716, or by calling, toll free 1-800-89-ASK-US (1-800-892-7587).
Terms used in the prospectuses are incorporated by reference in this SAI. The Funds’ audited financial statements in the Annual Report to shareholders are incorporated by reference in this SAI. We have not authorized any person to give you any other information.

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INVESTMENT RESTRICTIONS
The Investment restrictions below have been adopted as fundamental policies of the Funds. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Fund will operate as a diversified company within the meaning of the 1940 Act, except Transamerica Premier Focus Fund, which will operate as a non-diversified Fund. Transamerica Premier Focus Fund reserves the right to become a diversified Fund as defined in the 1940 Act. Non-fundamental policies may be changed by a vote of the Board of Directors (the “Board”) of the Company at any time.
FUNDAMENTAL RESTRICTIONS
1. Borrowing
Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
2. Senior Securities
Each Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
3. Underwriting
Each Fund may not act as an underwriter of securities, within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) except as permitted under the Securities Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, each Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
4. Real Estate
Each Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things, (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.
5. Lending
Each Fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
6. Concentration
(all Funds except Transamerica Premier Cash Reserve Fund)
Each Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.
(Transamerica Premier Cash Reserve Fund only)
The Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or

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guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities, except that the Fund may invest without limitation in obligations issued by banks.
7. Commodities
Each Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or otherwise permitted by regulatory authority having jurisdiction, from time to time.
NON-FUNDAMENTAL RESTRICTIONS
(A) Securities of Other Investment Companies
No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the Fund’s total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the Fund’s total assets would be invested in the securities of any one investment company; or (c) the Fund would own more than 3% of the total outstanding voting securities of any investment company.
(B) Invest for Control
No Fund may invest in companies for the purposes of exercising control or management.
(C) Restricted and Illiquid Securities
No Fund will invest more than 15% (10% for Transamerica Premier Cash Reserve Fund) of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable, and restricted securities, unless Transamerica Investment Management, LLC (“TIM” or the “Sub-Adviser”) determines, based upon a continuing review of the trading markets and available reliable price information for the specific security, that such restricted securities are eligible to be deemed liquid under Rule 144A. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. In no event will any Fund’s investment in illiquid securities, in the aggregate, exceed 15% (10% for Transamerica Premier Cash Reserve Fund) of its assets. If through a change in values, net assets, or other circumstances, any Fund were in a position where more than 15% of its assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.
The Board has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain oversight over any illiquid holdings by the Funds. When no market, dealer, or matrix quotations are available for a security, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.
The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.
INVESTMENT OBJECTIVES AND POLICIES
The investment objectives stated in the prospectuses for each Fund are non-fundamental, which means that the Board may change the investment objectives of the Funds without shareholder approval. The strategies and policies described in the prospectuses are non-fundamental. There can be no assurance that a Fund will, in fact, achieve its objective. Strategies and policies can be changed by the Board without your approval. If any investment goals of a Fund change, you should decide

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if the Fund still meets your financial needs. Each Fund’s compliance with its investment restrictions and limitations is usually determined at the time of investment.
INVESTMENT POLICIES AND PRACTICES
The following discussion of investment policies and practices supplements the discussion of those policies and practices found in the prospectuses. These investment strategies and risks of the Funds are not considered “principal,” in light of their limited importance in achieving a Fund’s investment objectives and how they affect a Fund’s potential risks and returns. This section of the SAI may also provide additional details about certain principal strategies and risks.
BUYING AND SELLING SECURITIES
In general, the Funds purchase and hold securities for capital growth, current income, or a combination of the two, depending on the Fund’s investment objective. Portfolio changes can result from liquidity needs, securities reaching a price objective, anticipated changes in interest rates, a change in the creditworthiness of an issuer, or from general financial or market developments. Because portfolio changes usually are not tied to the length of time a security has been held, a significant number of short-term transactions may occur.
A Fund may sell one security and simultaneously purchase another of comparable quality. A Fund may simultaneously purchase and sell the same security to take advantage of short-term differentials and bond yields. In addition, a Fund may purchase individual securities in anticipation of relatively short-term price gains.
Portfolio turnover has not been and will not be a consideration in the investment process. The Sub-Adviser buys and sells securities for each Fund whenever it believes it is appropriate to do so. Increased turnover results in higher costs. These costs result from brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Increased turnover may also result in additional short-term gains. Short-term gains are taxable to shareholders as ordinary income, except for tax-qualified accounts (such as IRAs and employer sponsored pension plans).
At times, a substantial portion of a Fund’s assets may be invested in securities of which the Fund, by itself or together with other Funds and accounts managed by the Sub-Adviser, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Sub-Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.
HIGH YIELD (“JUNK”) BONDS AND CERTAIN OTHER FIXED-INCOME SECURITIES
Transamerica Premier High Yield Bond Fund purchases high yield bonds (commonly called “junk bonds”). These are lower-rated bonds that involve higher current income but are predominantly speculative because they present a higher degree of credit risk than investment-grade bonds. The other Funds, except Transamerica Premier Cash Reserve Fund, may purchase these securities to a limited extent. The Sub-Adviser needs to carefully analyze the financial condition of companies issuing junk bonds. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, the issuers’ unique financial situations, and the bonds’ coupon than to small changes in the level of interest rates. But during an economic downturn or a period of rising interest rates, highly leveraged companies can have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing.
Certain Funds may invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for debt securities to be issued, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of an issuer, as well as any financial institution or other party responsible for payments on the issuer’s security, will be analyzed to determine whether to purchase unrated bonds.
Changes by recognized rating services in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the owning Fund’s net asset value.

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The market prices of lower-grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower-rated securities may also be harder to sell than higher-rated securities because of negative publicity and investor perceptions of this market, as well as new or proposed laws dealing with high yield securities. For many junk bonds, there is no established retail secondary market. As a result, it may be difficult for the Sub-Adviser to accurately value the bonds because they cannot rely on available objective data.
Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.
If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a Fund, or if the maturity of a security is extended after purchase by a Fund, the Sub-Adviser will decide whether the security should be held or sold. However, the Sub-Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objectives.
In order to enforce its rights in the event of a default of these securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on the securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value.
Certain investment grade securities in which a Fund may invest share some of the risk factors discussed above with respect to lower-rated securities.
Recent market events. The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Funds.
Please see Appendix B for more information about fixed-income securities.
CREDIT RATINGS
Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. Ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.
Although securities ratings are considered when making investment decisions, the Sub-Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. This analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects are also considered.
In the event that a security is rated by different agencies and receives different ratings from these agencies, the Fund will treat the security as being rated in the highest rating category received from an agency. Credit rating criteria is applied at the time the Fund purchases a security and the Fund may choose not to sell securities that are downgraded below investment grade after their purchases. The Fund’s credit standards also apply to counterparties to over-the-counter derivatives contracts. The Sub-Adviser in its reasonable judgment will determine what rating to assign to unrated securities.

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For more detailed information on bond ratings, including gradations within each category of quality, see Appendix A.
RESTRICTED AND ILLIQUID SECURITIES
The Funds may purchase certain restricted securities of U.S. issuers (securities that are not registered under the 1933 Act but can be offered and sold to qualified institutional buyers pursuant to Rule 144A under that Act) and limited amounts of illiquid investments, including illiquid restricted securities.
Up to 15% of a Fund’s net assets may be invested in securities that are illiquid, except that Transamerica Premier Cash Reserve Fund may only invest 10% of its net assets in such securities. Securities are considered illiquid when there is no readily available market or when they have legal or contractual restrictions on transferability.
Illiquid investments include restricted securities, repurchase agreements that mature in more than seven days, fixed time deposits that mature in more than seven days and participation interests in loans. These investments may be difficult to sell quickly for their fair market value. Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”) determines whether a security is liquid or not pursuant to procedures adopted by the Board.
DERIVATIVES
Each Fund, except for Transamerica Premier Cash Reserve Fund, may engage in a variety of transactions using derivatives such as options, futures, forward contracts, and swap transactions. The Funds may purchase, or write, call or put options on securities or on indexes (options) and may enter into interest rate or index futures contracts for the purchase or sale of instruments based on financial indices (futures contracts), options on futures contracts, forward contracts, and interest rate swaps and swap-related products.
By investing in derivatives, the Sub-Adviser may seek to protect a Fund against potentially unfavorable movements in interest rates, currencies or securities prices, or attempt to adjust a Fund’s exposure to changing securities prices, currency rates, interest rates, or other factors that affect securities values. This is done in an attempt to reduce a Fund’s overall investment risk. Although it will not generally be a significant part of a Fund’s strategies, the Sub-Adviser may also use derivatives to enhance returns. Opportunities to enhance returns arise when the derivative does not reflect the fair value of the underlying securities. None of the Funds will use derivatives for leverage (although leverage may result).
Risks in the use of derivatives include: (1) the risk that interest rates and securities prices do not move in the directions being hedged against, in which case the Fund has incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; (2) imperfect correlation between the price of derivatives and the movements of the securities’ prices or interest rates being hedged; (3) the possible absence of a liquid secondary market for any particular derivative at any time (some derivatives are not actively traded but are custom designed to meet the investment needs of a narrow group of institutional investors and can become illiquid if the needs of that group of investors change); (4) the potential loss if the counterparty to the transaction does not perform as promised; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.
Transamerica Premier Balanced Fund may invest in derivatives with respect to no more than 20% of its assets.
OPTIONS ON SECURITIES AND SECURITIES INDEXES
The Funds may write (i.e., sell) covered call and put options on any securities in which they may invest. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A Fund would normally write a call option in anticipation of a decrease in the market value of securities of the type in which it may invest. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on securities transactions alone. However, by writing the call option a Fund might forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by a Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be

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covered, which means that such Fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, a Fund accepts the risk that it might be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
In addition, a Fund may cover a written call option or put option by maintaining liquid securities in a segregated account with its custodian or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.
A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in the Fund. A Fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian.
A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as closing purchase transactions.
A Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize a loss on the purchase of the call option.
A Fund would normally purchase put options in anticipation of a decline in the market value of its securities (protective puts) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize a loss on the purchase of the put option.
A Fund would purchase put and call options on securities indexes for the same purposes as it would purchase options on individual securities.
RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS
There is no assurance that a liquid secondary market will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing

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transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The Funds may purchase and sell both options that are traded on U.S., United Kingdom, and other exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the “SEC”) changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser of the Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary securities transactions. The successful use of protective puts for hedging purposes depends in part on an ability to anticipate future price fluctuations and the degree of correlation between the options and securities markets.
FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The Funds may purchase and sell futures contracts and may also purchase and write options on futures contracts. A Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities), securities indexes, and other financial instruments and indexes. A Fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC.
Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy or sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current securities through the sale of futures contracts. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.
Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund’s futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible in the effective price or rate of return on securities that a Fund owns or proposes to acquire. A Fund may, for example, take a short position in the futures market by selling futures contracts in order to hedge against an anticipated rise

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in interest rates or a decline in market prices that would adversely affect the value of the Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s securities.
If, in the opinion of the Sub-Adviser, there is a sufficient degree of correlation between price trends for a Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances, prices of a Fund’s securities may be more or less volatile than prices of such futures contracts, the Sub-Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities. When hedging of this character is successful, any depreciation in the value of the Fund’s securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s securities would be substantially offset by a decline in the value of the futures position.
On other occasions, a Fund may take a long position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or interest rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the option premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will increase transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other Considerations. Where permitted, a Fund will engage in futures transactions and in related options transactions only for bona fide hedging, yield enhancement and risk management purposes to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund’s futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, a Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), that Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Sub-Adviser, the Funds and the Sub-Adviser are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. As permitted, each Fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for maintaining its qualification as a regulated investment company for federal income tax purposes.

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Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian liquid securities in an amount equal to the underlying value of such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and the position which the Fund intends to protect, the desired protection may not be obtained and a Fund may be exposed to risk of loss.
Perfect correlation between a Fund’s futures positions and current positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to these Funds for hedging purposes are various futures on U.S. government securities and securities indexes.
SWAP TRANSACTIONS
The Funds may enter into privately negotiated swap transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve swapping a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indexes.
By entering into swap transactions, a Fund may be able to protect the value of a portion of its securities against declines in market value. A Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time.
A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.
While a Fund will only enter into swap transactions with counterparties it considers creditworthy, a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. Each Fund will monitor the creditworthiness of parties with which it has swap transactions. If the other party to the swap transaction defaults on its obligations, a Fund would be limited to contractual remedies under the swap agreement. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, the Funds will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts.”
Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments. See “Restricted and Illiquid Securities.”
To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. Therefore, a Fund will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Funds to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in a Fund, or to facilitate the implementation of strategies of purchasing and selling assets for a Fund.
INTEREST RATE SWAPS
The Funds may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Sub-Adviser believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with

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respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. A Fund will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the swap is considered to be investment grade by the Sub-Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.
FOREIGN SECURITIES
The Funds may invest in foreign securities. Foreign securities, other than American Depositary Receipts (“ADRs”), will be held in custody by an approved selected sub-custodian.
Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign securities transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Because most foreign securities markets close prior to the time as of which the Funds determine their net asset values per share, events subsequent to the close of foreign securities markets may make the closing prices reported on such markets unreliable and require that foreign securities be fair valued in good faith. Fair valuation necessarily entails subjective judgments, and may result in a valuation that is different from the price at which a Fund could sell the security at that time.
Changes in foreign currency exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.
SHORT SALES
The Funds may sell securities which they do not own or own but do not intend to deliver to the buyer (sell short) if, at the time of the short sale, the Fund making the short sale owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the Funds to hedge against price fluctuations by locking in a sale price for securities they do not wish to sell immediately.
A Fund may make a short sale when it decides to sell a security it owns at a currently attractive price. This allows the Fund to postpone a gain or loss for federal income tax purposes and to satisfy certain tests applicable to regulated investment companies under the Code. The Funds will only make short sales if the total amount of all short sales does not exceed 10% of the total assets of the Fund. This limitation can be changed at any time.
When a short sale is effected by selling a security that the Fund does not own, the Fund, in order to deliver the security to the purchaser, borrows the security, typically from a broker-dealer or an institutional investor. The Fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The Fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.
A short sale is effected “against the box” if, at all times when the short position is open, the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the Fund were to sell

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securities short “against the box” and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.
Transamerica Premier Growth Opportunities Fund and Transamerica Premier Focus Fund may also sell securities short if no more than 2% of a Fund’s total assets is invested in a single short sale position and no more than 10% of the Fund’s total assets is invested in short sale positions.
PURCHASE OF WHEN-ISSUED SECURITIES
The Funds may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of the Fund’s net assets would be so invested. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Funds’ risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.
When a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to the Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such security it will be required to segregate assets. See “Segregated Assets.”
SEGREGATED ASSETS
In connection with when-issued securities, firm commitment agreements, futures, the writing of options, and certain other transactions in which a Fund incurs an obligation to make payments in the future, such Fund may be required to segregate assets with its custodian in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid securities or other liquid assets.
LENDING OF SECURITIES
Consistent with applicable regulatory requirements, as a means to earn additional income a Fund may lend its securities to brokers and dealers that are not affiliated with the Sub-Adviser, are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions subject to certain investment restrictions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the United States government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by applicable law, as reviewed daily. A Fund lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Sub-Adviser. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. A Fund must have the right to call the loan and obtain the securities loaned at any time on three days notice. This includes the right to call the loan to enable the Fund to execute shareholder voting rights. Such loans cannot exceed one-third of the Fund’s net assets taken at market value. Interest on loaned securities cannot exceed 10% of the annual gross income of the Fund (without offset for realized capital gains). A Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy.
A Fund lending securities will incur credit risks as with any extension of credit. The Fund risks delay in recovering the loaned securities should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. Lending securities to broker-dealers and institutions could result in a loss

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or a delay in recovering the Fund’s securities. There is also investment risk where a Fund invests any part of the collateral it receives as part of the securities lending program.
INDEBTEDNESS
From time to time, the Funds may purchase the direct indebtedness of various companies (“Indebtedness”) or participation in such Indebtedness. Transamerica Premier Diversified Equity Fund is more likely to invest in such securities than the other Funds. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company (“Bank Claims”). The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Bank Claims, a Fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Such Bank Claims purchased by a Fund may be in the form of loans, notes or bonds.
The Funds normally invest in the Indebtedness which has the highest priority of repayment by the company. However, on occasion, lower priority Indebtedness also may be acquired.
Indebtedness of companies may also include Trade Claims. Trade Claims generally represent money due to a supplier of goods or services to the companies issuing indebtedness. Company Indebtedness, including Bank Claims and Trade Claims, may be illiquid (as defined below).
BORROWING POLICIES
The Funds will not issue senior securities, except as permitted under the 1940 Act. Subject to the Funds’ investment restrictions on borrowing, as discussed in this SAI, a Fund may borrow up to one-third of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in an amount up to one-third of its total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.
VARIABLE RATE, FLOATING RATE, OR VARIABLE AMOUNT SECURITIES
The Funds may invest in variable rate, floating rate, or variable amount securities. These are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. They are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.
Short-term corporate obligations may also include variable amount master demand notes. Variable amount master notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Typically these notes provide that the interest rate is set daily by the borrower. The rate is usually the same or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow, and other liquidity ratios of the issuer. The Funds will only invest in master demand notes of U.S. issuers. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Funds may invest in them only if at the time of an investment the issuer meets the criteria set forth in the prospectuses for all other commercial paper issuers. A Fund will not invest more than 25% of its assets in master demand notes.
REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements. Repurchase agreements have the characteristics of loans by a Fund, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of a repurchase agreement the Fund retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the

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repurchase agreement. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser and which have, therefore, been determined to present minimal credit risk.
Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the United States government or its agencies or instrumentalities, in which the Fund may otherwise invest. A Fund will not invest in repurchase agreements maturing in more than seven days if that would result in more than 10% of the Fund’s net assets (5% of net assets for Transamerica Premier Institutional Small Cap Value Fund, Transamerica Premier Institutional Diversified Equity Fund, Transamerica Premier Institutional Bond Fund and Transamerica Premier Institutional Equity Fund) being so invested when taking into account the remaining days to maturity of its existing repurchase agreements.
If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. If the seller is unable to make a timely repurchase, the expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Funds have established procedures to evaluate the creditworthiness of parties making repurchase agreements.
REVERSE REPURCHASE AGREEMENTS AND LEVERAGE
The Funds may enter into reverse repurchase agreements with Federal Reserve member banks and U.S. securities dealers from time to time. In a reverse repurchase transaction the Fund sells securities and simultaneously agrees to repurchase them at a price which reflects an agreed-upon rate of interest. The Fund will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with, or prior to, the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.
Reverse repurchase agreements may be a form of leverage which increases the opportunity for gain and the risk of loss for a given change in market value. In addition, the gains or losses will cause the net asset value of a Fund’s shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities if the opposite party has financial difficulties. A Fund’s obligations under all borrowings, including reverse repurchase agreements, will not exceed one-third of the Fund’s net assets.
The use of reverse repurchase agreements is included in the Fund’s borrowing policy. During the time a reverse repurchase agreement is outstanding, each Fund that has entered into such an agreement maintains a segregated account with its Custodian containing cash or other liquid securities having a value at least equal to the repurchase price under the reverse repurchase agreement.
MUNICIPAL OBLIGATIONS
The Funds may invest in municipal obligations. The equity Funds may invest in such obligations as part of their cash management techniques. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features which enable the Fund to demand payment from the issuer or a financial intermediary on short notice.

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SMALL CAPITALIZATION STOCKS
Except for Transamerica Premier Cash Reserve Fund, the Funds may invest in small capitalization stocks. The securities of small companies are usually less actively followed by analysts and may be under-valued by the market, which can provide significant opportunities for capital appreciation; however, the securities of such small companies may also involve greater risks and may be subject to more volatile market movements than securities of larger, more established companies. The securities of small companies are often traded in the over-the counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small companies are likely to be subject to more abrupt or erratic market movements than securities of larger, more established companies.
OVER-THE-COUNTER MARKET
The Funds may invest in over-the-counter stocks. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. Low trading volumes may make it difficult to find a buyer or seller for the securities of some companies. This will have an effect on the purchase or selling price of a stock.
U.S. GOVERNMENT OBLIGATIONS
Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less; Treasury Notes have maturities of one to ten years; and Treasury Bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are generally securities evidencing ownership or interest in pools of many individual mortgages or other loans. Part of the cash flow of these securities is from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments is difficult to predict, creating prepayment risk. For example, prepayments on Government National Mortgage Association certificates (“GNMA”s) are more likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, the Funds may be required to invest these proceeds at a lower interest rate, causing them to earn less than if the prepayments had not occurred. Prepayments are more likely to decrease during periods of rising interest rates, causing the expected average life of the underlying mortgages to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Unlike mortgage-backed securities issued or guaranteed by the U. S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in

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multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Certain mortgage-or asset backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case the Fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.
ZERO COUPON BONDS
The Funds may invest in zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and may pay interest either only at maturity, or subsequent to the issue date prior to maturity, rather than at regular intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Funds may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

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In addition, investing in the securities of other investment companies involves certain other risks, costs, and expenses for that Fund. If the Fund invests in another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value of the issuers’ portfolio securities.
The 1940 Act provides that the Fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. Certain exceptions may be available from these limits such as when the Fund invests in an exchange-traded fund or a money market fund.
The Fund will invest in the securities of other investment companies, including private investment companies, when, in the Sub-Adviser’s judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.
SPECIAL SITUATIONS
The Funds may invest in “special situations” from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a merger proposal or buyout, a leveraged recapitalization, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. It is not the policy of any of the Funds to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.
Each of the Funds may invest in cash or cash equivalents for temporary or defensive purposes. The following may be considered as such cash or cash equivalents:
CERTIFICATES OF DEPOSIT
Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks, savings and loan associations or savings banks against funds deposited in the issuing institution.
TIME DEPOSITS
Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.
BANKERS’ ACCEPTANCE
A bankers’ acceptance is a draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.
COMMERCIAL PAPER
Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

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TEMPORARY INVESTMENTS
Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objective.
OTHER INVESTMENTS
In addition to the foregoing, the Funds may inves in instruments that exist or that may develop in the future if the manager or the Sub-Adviser, as applicable, believe such instruments to be commensurate with appropriate risk assumption and pursuit of the Funds’ investment objective.
MANAGEMENT OF THE COMPANY
Transamerica Investors, Inc. was organized as a Maryland corporation on February 22, 1995. The Company is registered with the SEC under the 1940 Act as an open-end management investment company of the series type. Each Fund constitutes a separate series of the Company. All series, except Transamerica Premier Focus Fund, are diversified investment companies. Transamerica Premier Focus Fund, Transamerica Premier Equity Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Diversified Equity Fund, Transamerica Premier Balanced Fund and Transamerica Premier Cash Reserve Fund each have one class of shares, Investor Class Shares. Transamerica Premier High Yield Bond Fund has two classes of shares, Investor Class and Institutional Class Shares. Transamerica Premier Institutional Small Cap Value Fund, Transamerica Premier Institutional Diversified Equity Fund, Transamerica Premier Institutional Bond Fund and Transamerica Premier Institutional Equity Fund are separate institutional series of the Company. For more information about the series of the Company call 1-800-892-7587. The Company reserves the right to issue additional classes of shares in the future without the consent of shareholders, and can allocate any remaining unclassified shares or reallocate any unissued classified shares. The fiscal year-end of the Company is December 31.
Except for the differences noted, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued, is fully paid and nonassessable. Each share of each class of a Fund represents an identical legal interest in the investments of the Fund. Each class has certain expenses related solely to that class. Each class will have exclusive voting rights under any 12b-1 distribution plan related to that class. In the event that a special meeting of shareholders is called, separate votes are taken by each class only if a matter affects, or requires the vote of, that class. Although the legal rights of holders of each class of shares are identical, it is likely that the difference in expenses will result in different net asset values and dividends. The classes may have different exchange privileges.
As a Maryland corporation, the Company is not required to hold regular annual meetings of shareholders. Ordinarily there will be no shareholder meetings, unless requested by shareholders holding 10% or more of the outstanding shares of the Company, or unless required by the 1940 Act or Maryland law. You are entitled to cast one vote for each share you own of each Fund. At a special shareholders meeting, if one is called, issues that affect all the Funds in substantially the same way will be voted on by all shareholders, without regard to the Funds. Issues that do not affect a Fund will not be voted on by the shareholders of that Fund. Issues that affect all Funds, but in which their interests are not substantially the same, will be voted on separately by each Fund.
DIRECTORS AND OFFICERS
The Directors and executive officers of the Company are listed below. The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of the Company by its officers. The Board also reviews the management of each Fund’s assets by the Investment Adviser and its respective Sub-Adviser. The Funds are among the Funds advised and sponsored by TAM (collectively, the “Transamerica Asset Management Group”). The Transamerica Asset Management Group consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Income Shares, Inc. (“TIS”), The Transamerica Partners Fund Group (“TPFG”), The Transamerica Partners Fund Group II (“TPFGII”), The Transamerica Partners Portfolios (“TPP”), Transamerica Asset Allocation Variable Fund (“TAAVF”) and consists of 173 funds/portfolios as of the date of this SAI.
At a special meeting of shareholders of the Company held on February 25, 2008, shareholders elected a new Board of Directors. The members of the new Board are listed below.

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The mailing address of each Director is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Directors, their ages and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Fund Complex the Directors oversee, and other board memberships they hold are set forth in the table below.

Number of
		Length of	Principal Occupation(s) During	Funds in
		Time	Past 5 Years and Other	Complex	Other
Name and Age	Position	Served*	Directorships Held	Overseen	Directorship
INTERESTED DIRECTOR**

John K. Carter (DOB: 4/24/61)	Chairman, Director, Chief Executive Officer and President	Since 2008	Chairman and Director (2008 – present); Chief Executive Officer and President; (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 - 2006), TII; Chairman and Trustee (2007 – present); President and Chief Executive Officer, (2007- present); TPG, TPFG, TPFGII and TAAVG; Chairman (2007 – present); Trustee (2006 – present), President and Chief Executive Officer (2006 — present), Senior Vice President (1999 - 2006), Chief Compliance Officer, General Counsel and Secretary (1999 - 2006),Transamerica Funds and TST; Chairman (2007 – present); Director (2006 – present); President and Chief Executive Officer (2006 - present), Senior Vice President (2002 — 2006), General Counsel, Secretary and Chief Compliance Officer (2002 to 2006), TIS; President and Chief Executive Officer (2006 – present); Senior Vice President (1999 – 2006), Director (2000 – present); General Counsel and Secretary (2000 — 2006), Chief Compliance Officer (2004 — 2006), TAM; President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Director (2001 — present), General Counsel and Secretary (2001 — 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 - present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIFI”) (2002 — 2004); Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 — 2005) and TIM (2001 — 2005).	173	N/A

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				Number of
		Length of	Principal Occupation(s) During	Funds in
		Time	Past 5 Years and Other	Complex	Other
Name and Age	Position	Served*	Directorships Held	Overseen	Directorship
INDEPENDENT DIRECTORS***

Sandra N. Bane (DOB: 6/15/52)	Director	Since 2003	Retired KPMG (1999 – present); Trustee, TST, Transamerica Funds, TPP, TPFG, TPFGII and TAAVF (February 2008 – present); Director, TIS (February 2008 – present).	173	Big 5 Sporting Goods (2002 – present); Director, AGL Resources, Inc. (an energy services holding company) (2008 – present).

Leo J. Hill (DOB: 3/27/56)	Director	Since 2008	Principal, Advisor Network Solutions, LLC (business consulting) (2006 — present); Trustee, TPP, TPFG, TPFGII and TAAVF (2007 — present); Director, Transamerica Funds and TIS (2002 — present); Trustee, TST (2001 - present); Owner and President, Prestige Automotive Group (2001- 2005); President, L. J. Hill & Company (1999 — present); Market President, Nations Bank of Sun Coast Florida (1988 – 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).	173	N/A

Neal M. Jewell (DOB: 2/12/35)	Director	Since 2008	Retired (2004 — present); Trustee and Lead Independent Trustee, Transamerica Funds and TST (2007 – present); Director and Lead Independent Director, TIS (2007 - present); Trustee and Lead Independent Trustee, TPP, TPFG, TPFGII, and TAAVF (1993- present); Independent Trustee, EAI Select Managers Equity Fund (a mutual Fund) (1996 — 2004).	173	N/A

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				Number of
		Length of	Principal Occupation(s) During	Funds in
		Time	Past 5 Years and Other	Complex	Other
Name and Age	Position	Served*	Directorships Held	Overseen	Directorship
Russell A. Kimball, Jr. (DOB: 8/17/44)	Director	Since 2008	General Manager, Sheraton Sand Key Resort (1975-present); Trustee, TPP, TPFG, TPFGII and TAAVF (2007 -present); Director, Transamerica Funds and TIS (2002 — present); Trustee, TST (1986 — present).	173	N/A

Eugene M. Mannella (DOB: 2/1/54)	Director	Since 2008	Self-employed consultant (2006 — present); President, Arapain Partners LLC (limited purpose broker-dealer) (1998 - present); Trustee, Transamerica Funds and TST (2007 — present); Director, TIS (2007 -present); Trustee, TPP, TPFG, TPFGII and TAAVF (1994 — present); President, International Fund Services (alternative asset administration) (1993 - 2005).	173	N/A

Norm R. Nielsen (DOB: 5/11/39)	Director	Since 2008	Retired (2005 — present); Trustee, TPP, TPFG, TPFGII and TAAVF (2007 — present); Director, TIS (2006 - present); Trustee, Transamerica Funds and TST (2006 — present); Director, Iowa City Area Development (1996 — 2004); Director, Iowa Health Systems (1994 — 2003); Director, U.S. Bank (1987 – 1988); President, Kirkwood Community College (1979 – 2005).	173	Buena Vista University Board of Trustees (2004 - present).

Joyce Galpern Norden (DOB: 6/1/39)	Director	Since 2008	Retired (2004 — present); Trustee, Transamerica Funds and TST (2007 — present); Director, TIS (2007 - present); Trustee, TPP (2002 - present); Trustee, TPFG, TPFGII and TAAVF (1993 -present) Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 — 2004).	173	Board of Governors, Reconstructionist College (2007-present).

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				Number of
		Length of	Principal Occupation(s) During	Funds in
		Time	Past 5 Years and Other	Complex	Other
Name and Age	Position	Served*	Directorships Held	Overseen	Directorship
Patricia L. Sawyer (DOB: 7/1/50)	Director	Since 2008	President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 - present); Trustee, Transamerica Funds and TST (2007 — present); Director, TIS (2007 — present); Trustee, TPP, TPFG, TPFGII and TAAVF (1993 — present).	173	N/A

John W. Waechter (DOB: 2/25/52)	Director	Since 2008	Attorney, Englander & Fischer, P.A. (2008 – present); Retired (2004 - present); Trustee, TPP, TPFG, TPFGII and TAAVF (2007 - present); Director, TIS (2004 - present); Trustee, Transamerica Funds and TST (2004 — present); Executive Vice President, Chief Financial officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 -2004); Treasurer, The Hough Group of Funds (1993 — 2004).	173	N/A

*	Each Director shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Director is terminated in accordance with the Company’s By-Laws.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***	Independent director (“Independent Director”) means a director who is not an “interested person” (as defined under the 1940 Act) of the Company.

OFFICERS
The mailing address of each officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Company and their principal occupations during the past five years (their titles may have varied during that period). Each officer is elected and serves at the pleasure of the Board of Directors of the Company. Additionally, each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

		Length of	Principal Occupation(s)
Name and Age	Position	Time Served	During Past 5 Years
John K. Carter (DOB: 4/24/61)	Chief Executive Officer and President	Since 2003	See the table above.

Dennis P. Gallagher (DOB: 12/19/70)	Vice President, General Counsel and Secretary	Since 2006	Vice President, General Counsel & Secretary, Transamerica Funds, TST and TIS (2006 – present); Vice President, General Counsel and Secretary , TPP, TPFG, TPFGII and TAAVF (2007 – present); Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (2006 – present); Assistant Vice President, TCI (2007 – present); Director, Deutsche Asset Management (1998–2006).

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		Length of	Principal Occupation(s)
Name and Age	Position	Time Served	During Past 5 Years
Elizabeth L. Belanger (DOB: 1/7/72)	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer	Since 2007	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, Transamerica Funds, TST and TIS (2007 – present); Deputy General Counsel and Conflicts of Interest Officer (2007 – present); Assistant Secretary (2005 – present), TPP, TPFG, TPFGII and TAAVF; Vice President and Senior Counsel, Diversified Investment Adviser, Inc. (“Diversified”) (2005 – present) ; Director, TFLIC (2006 - present); Director of Compliance, Domini Social Investments LLC (2003 — 2005); Associate, Bingham McCutchen LLP (1997 - 2003).

Joseph P. Carusone (DOB: 9/8/65)	Vice President, Treasurer and Principal Financial Officer	Since 2007	Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST and TIS (2007 – present); Vice President (2007 – present): Treasurer and Principal Financial Officer (2001 – present); TPP, TPFG, TPFGII and TAAVF; Senior Vice President, TAM and TFS (2007 – present); Vice President Diversified (1999 – present); President, Diversified Investors Securities Corp. (“DISC”) (2007 - present); Director, TFLIC (2004 - present); Treasurer, Diversified Actuarial Services, Inc. (2002 – present).

Christopher A. Staples (DOB: 8/14/70)	Vice President and Chief Investment Officer	Since 2004	Vice President, Investment Administration (2004 – 2007); TII; Vice President (2007 – present), Chief Investment Officer (2007 — present), Senior Vice President (2007 — 2007), Senior Vice President - Investment Management (2006 — 2007), Vice President — Investment Management (2004 - 2006), Transamerica Funds, TST and TIS; Vice President and Chief Investment Officer, TPP, TPFG, TPFGII and TAAVF (2007 - present); Director, Senior Vice President – Investment Management and Chief Investment Officer, TAM (2007 – present); Director, TFS (2005 - present); Assistant Vice President, Raymond James & Associates (1999 - 2004).

Rick Resnik (DOB: 1/24/67)	Vice President and Chief Compliance Officer	Since 2008	Vice President and Chief Compliance Officer (January 2008 – present), Transamerica Funds, TST and TIS; Vice President and Chief Compliance Officer, TPP, TPFG, TPFGII and TAAVF (1998 – present); Senior Vice President and Chief Compliance Officer, TAM (January 2008 – present); Senior Vice President, TFS (January 2008 – present); Vice President and Chief Compliance Officer, Diversified (1994 – present); Director, Vice President and Chief Compliance Officer, Diversified Investors Securities Corp. (1999 – present).

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		Length of	Principal Occupation(s)
Name and Age	Position	Time Served	During Past 5 Years
Michael A. Masson (DOB: 1/21/71)	Assistant Treasurer	Since 2007	Assistant Vice President (2005 – 2007), TII; Assistant Treasurer, (2007 – present); Assistant Vice President (2005 – 2007), Transamerica Funds, TST and TIS; Assistant Treasurer, TPP, TPFG, TPFGII and TAAVF (July 2007 - present); Director of Financial Reporting, TFS and TAM (2005 – present); Assistant Vice President, JPMorgan Chase & Co. (1999 -2005).

Suzanne Valerio-Montemurro (DOB: 8/13/64)	Assistant Treasurer	Since 2007	Assistant Treasurer, Transamerica Funds, ATST and TIS (July 2007 – present); Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (July 2007 - present); Vice President, Diversified (1998 — present).
If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown. No officer of the Company, except for the Chief Compliance Officer, receives any compensation from the Company.
Committees of the Board
The Board has the following standing committees that each performs specialized functions: an Audit Committee and a Nominating Committee.

			Number of
			Meetings
			Held During
			Last Fiscal
			Year
Committee	Functions	Members	12/31/2007
AUDIT	The Audit Committee (1) oversees the accounting and reporting policies and practices of the Trust; (2) oversees the quality and integrity of the financial statements of the Trust; (3) approves, prior to appointment, the engagement of the Trust’s independent auditors; and (4) reviews and evaluates the independent auditors’ qualifications, independence and performance. The independent auditors for the Trust report directly to the Audit Committee.	John W. Waechter, Chairperson; Leo J. Hill; Neal M. Jewell; Russell A. Kimball, Jr.; Eugene M. Mannella; Norm R. Nielsen; Joyce Galpern Norden; Patricia L. Sawyer	2

NOMINATING	The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter or resolutions of the Board, (iii) select and nominate, or recommend for nomination by the Board, candidates for election as Trustees and (iv) set any necessary standards or qualifications for service on the Board.	Patricia L. Sawyer, Chairperson; Leo J. Hill; John W. Waechter; Russell A. Kimball, Jr.; Neal M. Jewell; Eugene M. Mannella; Norm R. Nielsen; Joyce Galpern Norden	1

23

Compensation Table
The following table provides compensation amounts paid to the then Independent Directors of the Funds for the fiscal year ended December 31, 2007. As noted, at a special meeting of shareholders of the Transamerica Premier Funds held on February 25, 2008, shareholders elected a new Board of Directors. Among the new Directors, only Ms. Bane received compensation from the Transamerica Premier Funds during the fiscal year ended December 31, 2007.

		Aggregate Compensation	Aggregate Compensation
	Aggregate Compensation	from Transamerica	from Transamerica
	from Transamerica	Premier Cash Reserve	Premier Diversified
Name of Director	Premier Balanced Fund	Fund	Equity Fund
Sandra N. Bane	$5,946	$1,148	$3,538
David R. Carpenter	$5,617	$1,085	$3,342
Richard R. Crowell	$2,551	$493	$1,518
Charles C. Reed	$6,165	$1,191	$3,668
Carl R. Terzian	$5,398	$1,043	$3,212

			Aggregate Compensation
	Aggregate Compensation	Aggregate Compensation	from Transamerica
	from Transamerica Premier	from Transamerica	Premier Growth
Name of Director	Equity Fund	Premier Focus Fund	Opportunities Fund
Sandra N. Bane	$10,958	$1,243	$1,928
David R. Carpenter	$10,352	$1,175	$1,821
Richard R. Crowell	$4,702	$534	$827
Charles C. Reed	$11,361	$1,289	$1,999
Carl R. Terzian	$9,949	$1,129	$1,750

		Aggregate Compensation	Aggregate Compensation
	Aggregate Compensation	from Transamerica	from Transamerica
	from Transamerica Premier	Premier Institutional	Premier Institutional
Name of Director	High Yield Bond Fund	Bond Fund	Diversified Equity Fund
Sandra N. Bane	$1,396	$16	$8
David R. Carpenter	$1,318	$15	$8
Richard R. Crowell	$599	$7	$3
Charles C. Reed	$1,447	$17	$8
Carl R. Terzian	$1,267	$15	$7

		Aggregate Compensation
	Aggregate Compensation	from Transamerica	Pension or Retirement
	from Transamerica Premier	Premier Institutional	Benefits Accrued as Part
Name of Director	Institutional Equity Fund	Small Cap Value Fund	of Fund Expenses
Sandra N. Bane	$958	$11	$0
David R. Carpenter	$905	$10	$0
Richard R. Crowell	$411	$5	$0
Charles C. Reed	$994	$11	$0
Carl R. Terzian	$870	$10	$0

Total Compensation Paid
From Funds and
Transamerica Asset
Management Group to
Name of Director	Directors
Sandra N. Bane	$27,150
David R. Carpenter	$25,650
Richard R. Crowell	$11,650
Charles C. Reed	$28,150
Carl R. Terzian	$24,650

24

Director Ownership of Equity Securities
The tables below give the dollar range of shares of Transamerica Premier Funds as well as the aggregate dollar range of shares of all Funds advised and sponsored by TIM, owned by the then Directors as of December 31, 2007.

Dollar Range of
	Dollar Range of	Dollar Range of	Transamerica Premier
	Transamerica Premier	Transamerica Premier	Diversified Equity
Name of Director	Balanced Fund	Cash Reserve Fund	Fund
Sandra N Bane	None	None	None
David R. Carpenter	None	None	None
Richard R. Crowell	None	None	None
Charles C. Reed	None	None	None
Carl R. Terzian	None	None	None
Gary U. Rollé	Over $100,000	Over $100,000	Over $100,000

Dollar Range of
	Dollar Range of	Dollar Range of	Transamerica Premier
	Transamerica Premier	Transamerica Premier	Growth Opportunities
Name of Director	Equity Fund	Focus Fund	Fund
Sandra N Bane	None	None	None
David R. Carpenter	None	None	None
Richard R. Crowell	None	None	None
Charles C. Reed	None	None	None
Carl R. Terzian	None	None	None
Gary U. Rollé	$10,001-$50,000	None	None

Dollar Range of
	Dollar Range of		Transamerica Premier
	Transamerica	Dollar Range of	Institutional
	Premier High	Transamerica Premier	Diversified
Name of Director	Yield Bond Fund	Institutional Bond Fund	Equity Fund
Sandra N Bane	None	None	None
David R. Carpenter	None	None	None
Richard R. Crowell	None	None	None
Charles C. Reed	None	None	None
Carl R. Terzian	None	None	None
Gary U. Rollé	None	None	None

Aggregate Dollar
		Dollar Range of	Range of Equity
	Dollar Range of	Transamerica Premier	Securities in
	Transamerica Premier	Institutional Small Cap	Transamerica Asset
Name of Director	Institutional Equity Fund	Value Fund	Management Group
Sandra N Bane	None	None	None
David R. Carpenter	None	None	None
Richard R. Crowell	None	None	None
Charles C. Reed	None	None	None
Carl R. Terzian	None	None	None
Gary U. Rollé	None	None	Over $100,000
The officers and directors of Transamerica Investors, Inc. together owned less than 1% of the shares of each of the Funds.

25

As of April 1, 2008, the following shareholders owned 5% or more of shares of the indicated Funds:

		% of Shares of
Name/Address	Fund	Beneficial Interest
NATIONAL FINANCIAL SERVICES 1 WORLD FINANCIAL CTR 200 LIBERTY ST FL 5 NEW YORK NY 10281-5503	TRANSAMERICA PREMIER BALANCED FUND	49.20%

PRUDENTIAL INVESTMENT MGMTSVCS FOR THE BENEFIT OF MUTUALFD CLIENT 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STP NJ 05-11-20 NEWARK NJ 07102	TRANSAMERICA PREMIER BALANCED FUND	19.06%

CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	TRANSAMERICA PREMIER BALANCED FUND	10.16%

TRANSAMERICA INVESTMENT SERVICES ATTN TRAVIS WEIMER 109 N MAIN ST STE 700 DAYTON OH 45402-1127	TRANSAMERICA PREMIER CASH RESERVE FUND	8.82%

NATIONAL FINANCIAL SERVICES 1 WORLD FINANCIAL CTR 200 LIBERTY ST 5TH FL NEW YORK NY 10281-5598	TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND	55.18%

KANSAS POSTSECONDARY EDUCATION SAVINGS PLAN-695 MODERATEAGG PO BOX 419200 KANSAS CITY MO 64141-6200	TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND	12.78%

KANSAS POSTSECONDARY EDUCATION SAVINGS PLAN-694 AGGRESSIVE PO BOX 419200 KANSAS CITY MO 64141-6200	TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND	12.28%

CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	TRANSAMERICA PREMIER EQUITY FUND	52.67%

NATIONAL FINANCIAL SERVICES 1 WORLD FINANCIAL CTR 200 LIBERTY ST FL 5 NEW YORK NY 10281-5503	TRANSAMERICA PREMIER EQUITY FUND	26.30%

NATIONAL FINANCIAL SERVICES 1 WORLD FINANCIAL CTR 200 LIBERTY ST FL 5 NEW YORK NY 10281-5503	TRANSAMERICA PREMIER FOCUS FUND	26.62%

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		% of Shares of
Name/Address	Fund	Beneficial Interest
ARC REINSURANCE CORPORATION AEGON MANAGEMENT ATTN EILEEN LYNCH 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	TRANSAMERICA PREMIER FOCUS FUND	19.59%

CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	TRANSAMERICA PREMIER FOCUS FUND	10.54%

NATIONAL FINANCIAL SERVICES 1 WORLD FINANCIAL CTR 200 LIBERTY ST FL 5 NEW YORK NY 10281-5503	TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND	47.10%

ARC REINSURANCE CORPORATION AEGON MANAGEMENT ATTN EILEEN LYNCH 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND	16.33%

CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND	8.42%

NATIONAL FINANCIAL SERVICES 1 WORLD FINANCIAL CTR 200 LIBERTY ST 5TH FL NEW YORK NY 10281-5598	TRANSAMERICA PREMIER HIGH YIELD BOND FUND	16.10%

CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	TRANSAMERICA PREMIER HIGH YIELD BOND FUND	10.90%

TRANSAMERICA INVESTMENT MANAGEMENT SEED MONEY ACCOUNT ATTN: TRAVIS WEIMER 109 N MAIN ST STE 700 DAYTON OH 45402-1127	TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND	100.00%

TRANSAMERICA INVESTMENT MANAGEMENT SEED MONEY ACCOUNT ATTN: TRAVIS WEIMER 109 N MAIN ST STE 700 DAYTON OH 45402-1127	TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND	100.00%

CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND	32.47%

RELIANCE TRUST COMPANY TTEE FBO LIFESTYLES R/R PO BOX 48529 ATLANTA GA 30362-1529	TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND	20.80%

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		% of Shares of
Name/Address	Fund	Beneficial Interest
SEI PRIVATE TRUST COMPANY C/O ID835 CITIZENS FLINT ONE FREEDOM VALLEY DR OAKS PA 19456	TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND	15.67%

SEI PRIVATE TRUST COMPANY C/O CITIZENS BANK ID 835 ONE FREEDOM VALLEY DR OAKS PA 19456	TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND	10.96%

TRANSAMERICA INVESTMENT MANAGEMENT SEED MONEY ACCOUNT ATTN: TRAVIS WEIMER 109 N MAIN ST STE 700 DAYTON OH 45402-1127	TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND	53.26%

NATIONAL FINANCIAL SERVICES 1 WORLD FINANCIAL CTR 200 LIBERTY ST FL 5 NEW YORK NY 10281-5503	TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND	44.47%
INVESTMENT ADVISER AND SUB-ADVISER
Transamerica Premier Funds has entered into an Investment Advisory Agreement (the “Advisory Agreement”) on behalf of each Fund with TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716. TAM supervises each respective Fund’s investments and conducts its investment program. TAM has hired TIM, at 11111 Santa Monica Blvd, Suite 820, Los Angeles, CA 90025 to furnish investment advice and recommendations and has entered into a sub-advisory agreement with TIM. On February 25, 2008, shareholders approved TAM as the Investment Adviser and TIM as the Sub-Adviser to the Funds. Prior to that date, TIM served as the Investment Adviser to the Funds.
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group. AEGON USA Investment Management, LLC and TIM are affiliates of TAM.
TIM is owned by Transamerica Investment Services, Inc. (“TISI”), at the same address, which is a wholly owned subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, CA 94111. Transamerica Corporation is owned by AEGON N.V., one of the world’s largest financial services and insurance groups.
ADVISORY FEES
Following are the amounts of advisory fees earned1, amounts waived or reimbursed, and net amounts received by the Sub-Adviser, the then investment adviser to the Funds, with regard to each Fund over the last three fiscal years.

		Advisory Fee
Transamerica Premier Funds[1]	Advisory Fee	Waived or Expense	Advisory Fee
Fiscal Year	Earned	Reimbursed[2]	Net Received
Transamerica Premier Balanced Fund
2005	$1,408,292	$169,432	$1,238,861
2006	$1,928,934	$0	$1,928,934
2007	$2,488,549	$0	$2,488,549
Transamerica Premier Cash Reserve Fund
2005	$128,634	$187,561	$(58,927)
2006	$164,047	$216,203	$(52,156)
2007	$276,132	$289,088	$(12,956)
Transamerica Premier Diversified Equity Fund
2005	$561,135	$248,268	$312,867
2006	$953,671	$0	$953,671
2007	$1,503,398	$0	$1,503,398
Transamerica Premier Equity Fund

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		Advisory Fee
Transamerica Premier Funds[1]	Advisory Fee	Waived or Expense	Advisory Fee
Fiscal Year	Earned	Reimbursed[2]	Net Received
2005	$1,251,688	$0	$1,251,688
2006	$3,148,486	$0	$3,148,486
2007	$5,622,209	$0	$5,622,209
Transamerica Premier Focus Fund
2005	$656,625	$12,721	$643,904
2006	$574,467	$0	$574,467
2007	$532,840	$0	$532,840
Transamerica Premier Growth Opportunities Fund
2005	$876,084	$28,730	$847,354
2006	$887,550	$0	$887,550
2007	$824,561	$0	$824,560
Transamerica Premier High Yield Bond Fund
2005	$721,198	$96,406	$624,792
2006	$599,406	$35,863	$563,543
2007	$515,145	$51,576	$463,569

Transamerica Premier Institutional Bond Fund

2005	$2,421	$42,600	$(40,179)
2006	$4,450	$54,808	$(50,358)
2007	$4,647	$62,632	$(57,985)

Transamerica Premier Institutional Diversified Equity Fund

2005	$3,432	$38,683	$(35,251)
2006	$4,262	$47,608	$(43,346)
2007	$4,923	$55,786	$(50,863)

Transamerica Premier Institutional Equity Fund

2005	$490,732	$198,197	$292,534
2006	$359,509	$86,523	$272,986
2007	$517,430	$105,611	$411,819

Transamerica Premier Institutional Small Cap Value Fund

2005	$4,028	$41,084	$(37,057)
2006	$5,171	$48,783	$(43,612)
2007	$8,346	$55,462	$(47,116)

[1]	Presentation is on a Fund level, not a class level.

[2]	Assumes order of reimbursement/waiver is for class-specific expenses first, then waiver of advisory fees.
For its services to the Funds, the Investment Adviser is entitled to receive advisory fees based on an annual percentage of the Funds’ average daily net assets. Fees are accrued daily and paid monthly. The advisory fees, payable under the investment advisory agreement, are shown below.

Fund	As a % of Average Daily Net Assets
Transamerica Premier Balanced Fund – Investor Class Shares	0.75% for the first $1 billion of assets in the Fund
0.72% of the next $1 billion
0.70% of assets in excess of $2 billion

Transamerica Premier Cash Reserve Fund – Investor Class Shares	0.33%

Transamerica Premier Diversified Equity Fund – Investor Class Shares	0.75% for the first $1 billion of assets in the Fund
0.72% of the next $1 billion
0.70% of assets in excess of $2 billion

Transamerica Premier Equity Fund – Investor Class Shares	0.85% for the first $1 billion of assets in the Fund
0.82% of the next $1 billion
0.80% of assets in excess of $2 billion

Transamerica Premier Focus Fund — Investor Class Shares	0.85% for the first $1 billion of assets in the Fund
0.82% of the next $1 billion
0.80% of assets in excess of $2 billion

Transamerica Premier Growth Opportunities Fund – Investor Class Shares	0.85% for the first $1 billion of assets in the Fund
0.82% of the next $1 billion
0.80% of assets in excess of $2 billion

29

Fund	As a % of Average Daily Net Assets
Transamerica Premier High Yield Bond – Investor Class Shares and Institutional Class Shares	0.53%

Transamerica Premier Institutional Bond Fund	0.43%

Transamerica Premier Institutional Diversified Equity Fund	0.73%

Transamerica Premier Institutional Equity Fund	0.73%

Transamerica Premier Institutional Small Cap Value Fund	0.83%
Pursuant to the Advisory Agreement for each Fund, TAM, subject to the supervision of the Board of Directors and in conformity with the stated policies of the Funds, manages the operations of each Fund. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of each Fund. TAM continues to have responsibility for all investment advisory services furnished pursuant to all sub-advisory agreements.
The Sub-Adviser will: (1) supervise and manage the investments of each Fund and direct the purchase and sale of its investment securities; and (2) see that investments follow the investment objectives and comply with government regulations. The Sub-Adviser is also responsible for the selection of brokers and dealers to execute transactions for each Fund. Some of these brokers or dealers may be affiliated persons of the Company, the Sub-Adviser, Administrator, or the Distributor. Although it is the Company’s policy to seek the best price and execution for each transaction, the Sub-Adviser may give consideration to brokers and dealers who provide the Funds with statistical information and other services in addition to transaction services. See “Brokerage Allocation” below.
EXPENSE LIMITATION
Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2009, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the expense limits below. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver ore reduction.

	Maximum Operating	Date on Which
	Expense Limit (As a	Operating
	Percentage of Average	Expense Limit
Name of Fund	Net Assets)	Terminates
Transamerica Premier Balanced Fund	1.10%	April 30, 2009
Transamerica Premier Diversified Equity Fund	1.15%	April 30, 2009
Transamerica Premier Cash Reserve Fund	0.25%	April 30, 2009
Transamerica Premier Focus Fund	1.40%	April 30, 2009
Transamerica Premier Equity Fund	1.15%	April 30, 2009
Transamerica Premier Growth Opportunities Fund	1.40%	April 30, 2009
Transamerica Premier High Yield Bond Fund (Investor Class)	0.90%	April 30, 2009
Transamerica Premier High Yield Bond Fund (Institutional Class)	0.65%	April 30, 2009
Transamerica Premier Institutional Bond Fund	0.45%	April 30, 2009
Transamerica Premier Institutional Diversified Equity Fund	0.75%	April 30, 2009
Transamerica Premier Institutional Equity Fund	0.75%	April 30, 2009
Transamerica Premier Institutional Small Cap Value Fund	0.85%	April 30, 2009
ADMINISTRATOR
The Funds’ Administrator is TFS (“Administrator”), 570 Carillon Parkway, St. Petersburg, FL 33716. TFS is an affiliate of the Investment Adviser and the Funds’ principal underwriter. The Administrator will: (1) provide the Funds with administrative and clerical services, including the maintenance of the Funds’ books and records; (2) arrange periodic updating of the Funds’ prospectuses and any supplements; (3) provide proxy materials and reports to Fund shareholders and the SEC; and (4) provide the Funds with adequate office space and all necessary office equipment and services. The

30

Administrator also provides services for the registration of Fund shares with those states and other jurisdictions where its shares are offered or sold. The Administrator has contracted with State Street Bank and Trust Company to perform certain administrative functions.
Each Fund pays all of its expenses not assumed by the Investment Adviser/Administrator. This includes transfer agent and custodian fees and expenses, legal and auditing fees, printing costs of reports to shareholders, registration fees and expenses, 12b-1 fees, and fees and expenses of directors unaffiliated with Transamerica Corporation.
The Investment Adviser/Administrator may from time to time reimburse the Funds for some or all of their operating expenses. Such reimbursements will increase a Fund’s return. This is intended to make the Funds more competitive. This practice may be terminated at any time.
On May 1, 2005, the Funds entered into an agreement wherein the Funds would pay 0.02% of their daily net assets to TFS for administrative services.
The Funds paid the following administrative expenses for the last three fiscal years:

	2007	2006	2005
Transamerica Premier Balanced Fund	$38,616	$42,016	$38,397
Transamerica Premier Cash Reserve Fund	$35,000	$28,302	$5,183
Transamerica Premier Diversified Equity Fund	$35,000	$34,838	$16,245
Transamerica Premier Equity Fund	$38,616	$49,519	$33,045
Transamerica Premier Focus Fund	$35,000	$31,789	$13,204
Transamerica Premier Growth Opportunities	$35,000	$34,414	$17,843
Transamerica Premier High Yield Bond Fund	$35,000	$31,886	$17,558
Transamerica Premier Institutional Bond Fund	$35,000	$26,420	$113
Transamerica Premier Institutional Diversified Equity Fund	$38,616	$26,397	$94
Transamerica Premier Institutional Equity Fund	$35,000	$28,565	$7,032
Transamerica Premier Institutional Small Cap Value Fund	$35,000	$26,400	$97
CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, MA 02110, is the custodian for the Transamerica Premier Funds. The custodian is not responsible for any of the investment policies or decisions of a Fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the Funds.
Under a Transfer Agency Agreement, TFS serves as the Funds’ transfer agent. The transfer agent is responsible for: a) opening and maintaining your account; b) reporting information to you about your account; c) paying you dividends and capital gains; and d) handling your requests for exchanges, transfers and redemptions. For these services TFS is paid $19.60 per year per open direct account; $8.00 per year per open NSCC account; $1.50 per year per closed account; an annual distributor fee of $25,000; and applicable out-of-pocket expenses, including the cost of sub-transfer agent expenses.
DISTRIBUTOR
TCI, 4600 Syracuse Street, Suite 1100, Denver, CO 80237, serves as the principal underwriter of shares of the Funds, which are continuously distributed. TCI is a wholly owned subsidiary of AUSA Holding Company, which is a wholly owned subsidiary of AEGON USA, Inc. TCI is registered with the SEC as a broker-dealer, and is a member of the FINRA. TCI may also enter into arrangements whereby Fund shares may be sold by other broker/dealers, which may or may not be affiliated with TCI. TCI is an affiliate of the Investment Adviser and TFS.
DISTRIBUTION OF SHARES OF THE FUNDS
The amended and restated Rule 12b-1 distribution and service plan (the “Plan”) and related amended and restated underwriting agreement require the Investor Class of each applicable Fund to pay distribution and service fees to TCI as compensation for its activities, not as reimbursement for specific expenses. If TCI’s expenses are more than its fees for any Fund, the Fund will not have to pay more than those fees. If TCI’s expenses are less than the fees, it will keep the excess. The Company will pay the distribution and service fees to TCI until the 12b-1 distribution and service plan is terminated or not renewed. In that event, TCI’s expenses over and above any fees through the termination date will be TCI’s sole responsibility and not the obligation of the Company or any of the Funds. The Board will review the distribution and service plan, contracts and TCI’s expenses periodically.

31

The fees payable under the Plan may be used for both distribution and servicing of accounts, including: costs of printing and distributing the Fund’s prospectuses, statements of additional information and reports to prospective investors in the Fund; costs involved in preparing, printing and distributing sales literature pertaining to the Fund and reports for persons other than existing holders; an allocation of overhead and other branch office distribution-related expenses of a servicing party; payments made to, and expenses of, a servicing party and other persons who provide support or personal services to Fund holders in connection with the distribution of interests in the Fund; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. The Plan is a compensation plan pursuant to which each Fund is obligated to pay fees to one or more servicing parties as compensation for their services and not as reimbursement for specific expenses incurred. This means that the Funds will not be obligated to pay more than the fees provided for in the Plan even if expenses exceed those fees, and if the expenses of the servicing party(ies) are less than the fees paid to them, the servicing party or parties will realize a profit. The Plan provides that a servicing party may retain any portions of the fees in excess of its expenses incurred. The Plan recognizes that a Fund’s Investment Adviser, principal underwriter, servicing party, or an affiliate of the foregoing may use its management or advisory fee revenues, past profits or its resources from any other source, to make payment to a servicing party or any other entity with respect to any expenses incurred in connection with the distribution or marketing and sales of interests in the Fund. The Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of interests in a Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.
Total distribution expenses incurred by TCI for the costs of promotion and distribution for the Funds for the fiscal year ended December 31, 2007 were as follows:
Transamerica Premier Balanced Fund – Investor Class Shares

Commissions paid to broker-dealers	$935,769

SALES & MARKETING(1)

Interactive Marketing	9,054
Marketing Acquisition	7,913
Shareholder Marketing & Regulatory	777
Wholesaling Compensation	46,056
Overhead	25,788

TOTAL SALES & MARKETING	$89,588

TOTAL EXPENSES	$1,025,357

Transamerica Premier Cash Reserve Fund

Commissions paid to broker-dealers	$0

SALES & MARKETING(1)

Interactive Marketing	4,301
Marketing Acquisition	3,385
Shareholder Marketing & Regulatory	308
Wholesaling Compensation	19,369
Overhead	10,858

TOTAL SALES & MARKETING	$38,221

TOTAL EXPENSES	$38,221

Transamerica Premier Diversified Equity Fund – Investor Class Shares

Commissions paid to broker-dealers	$602,351

SALES & MARKETING(1)

Interactive Marketing	6,877

32

Marketing Acquisition	5,847
Shareholder Marketing & Regulatory	492
Wholesaling Compensation	33,392
Overhead	18,580

TOTAL SALES & MARKETING	$65,188

TOTAL EXPENSES	$667,539

Transamerica Premier Equity Fund – Investor Class Shares

Commissions paid to broker-dealers	$1,852,884

SALES & MARKETING(1)

Interactive Marketing	35,326
Marketing Acquisition	29,890
Shareholder Marketing & Regulatory	2,736
Wholesaling Compensation	172,549
Overhead	96,324

TOTAL SALES & MARKETING	$336,825

TOTAL EXPENSES	$2,189,709

Transamerica Premier Focus Fund – Investor Class Shares

Commissions paid to broker-dealers	$104,958

SALES & MARKETING(1)

Interactive Marketing	1,659
Marketing Acquisition	1,228
Shareholder Marketing & Regulatory	110
Wholesaling Compensation	7,045
Overhead	3,941

TOTAL SALES & MARKETING	$13,983

TOTAL EXPENSES	$118,941

Transamerica Premier Growth Opportunities Fund – Investor Class Shares

Commissions paid to broker-dealers	$221,728

SALES & MARKETING(1)

Interactive Marketing	2,617
Marketing Acquisition	2,018
Shareholder Marketing & Regulatory	191
Wholesaling Compensation	11,714
Overhead	6,552

TOTAL SALES & MARKETING	$23,092

TOTAL EXPENSES	$244,820

Transamerica Premier High Yield Bond Fund – Investor Class Shares

Commissions paid to broker-dealers	$20,705

SALES & MARKETING(1)

Interactive Marketing	1,074

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Marketing Acquisition	647
Shareholder Marketing & Regulatory	59
Wholesaling Compensation	3,698
Overhead	2,082

TOTAL SALES & MARKETING	$7,560

TOTAL EXPENSES	$28,265

Transamerica Premier High Yield Bond Fund – Institutional Class Shares

Commissions paid to broker-dealers	$0

SALES & MARKETING(1)

Interactive Marketing	965
Marketing Acquisition	1,106
Shareholder Marketing & Regulatory	119
Wholesaling Compensation	6,532
Overhead	3,660

TOTAL SALES & MARKETING	$12,382

TOTAL EXPENSES	$12,382

Transamerica Premier Institutional Bond Fund

Commissions paid to broker-dealers	$0

SALES & MARKETING(1)

Interactive Marketing	36
Marketing Acquisition	27
Shareholder Marketing & Regulatory	1
Wholesaling Compensation	155
Overhead	84

TOTAL SALES & MARKETING	$303

TOTAL EXPENSES	$303

Transamerica Premier Institutional Diversified Equity Fund

Commissions paid to broker-dealers	$0

SALES & MARKETING(1)

Interactive Marketing	7
Marketing Acquisition	6
Shareholder Marketing & Regulatory	1
Wholesaling Compensation	36
Overhead	20

TOTAL SALES & MARKETING	$70

TOTAL EXPENSES	$70

Transamerica Premier Institutional Equity Fund

Commissions paid to broker-dealers	$0

SALES & MARKETING(1)

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Interactive Marketing	3,526
Marketing Acquisition	2,487
Shareholder Marketing & Regulatory	175
Wholesaling Compensation	14,000
Overhead	7,744

TOTAL SALES & MARKETING	$27,932

TOTAL EXPENSES	$27,932

Transamerica Premier Institutional Small Cap Value Fund

Commissions paid to broker-dealers	$0

SALES & MARKETING(1)

Interactive Marketing	92
Marketing Acquisition	64
Shareholder Marketing & Regulatory	2
Wholesaling Compensation	363
Overhead	192

TOTAL SALES & MARKETING	$713

TOTAL EXPENSES	$713

(1)	Sales and Marketing expenses are incurred by TIM and reimbursed by TCI to the extent that Sales and Marketing expenses do not exceed the net 12b-1 fees.

From time to time, and for one or more Funds, the Distributor may waive any or all of these fees at its discretion.
PORTFOLIO MANAGER INFORMATION
Information regarding other accounts managed by each Fund’s portfolio manager(s), the methods by which each Fund’s portfolio manager(s) are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each Fund portfolio manager are provided in Appendix D of this SAI.
PROXY VOTING
The Board has adopted proxy voting procedures pursuant to which the Company delegates to the Investment Adviser the authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings. A summary of the Investment Adviser’s proxy voting policies and procedures is provided in Appendix C of this SAI.
The Funds are required to file Form N-PX with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-800-89-ASK-US (1-800-892-7587); and (2) on the SEC’s website at www.sec.gov.
PURCHASE, REDEMPTION AND EXCHANGE OF SHARES
Detailed information on how to purchase, redeem and exchange shares of a Fund is included in the prospectuses.
Except as otherwise set forth in the prospectuses or in this section, by calling Transamerica Premier Funds investors may exchange shares between accounts with identical registrations. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Transamerica Premier Funds by telephone to exercise exchanges.
Transamerica Premier Funds makes exchanges promptly after receiving instructions in good order. If the shareholder is a corporation, partnership, agent, or surviving joint owner, additional documentation of a customary nature will be required. Because an exchange of shares involves the redemption of Fund shares and reinvestment of the proceeds in shares of another Fund, completion of an exchange may be delayed under unusual circumstances if the Fund were to suspend redemptions or postpone payment for the Fund shares being exchanged, in accordance with federal securities laws. All Transamerica Premier Funds’ prospectuses are available from Transamerica Premier Funds or investment dealers having sales contracts with Transamerica Capital, Inc. The prospectus of each Fund describes its investment objective(s) and

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policies, and shareholders should obtain a Prospectus and consider these objectives and policies carefully before requesting an exchange. The Funds reserve the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Transamerica Premier Funds.
IRA ACCOUNTS
You can establish an Individual Retirement Account (“IRA”), either Traditional or Roth IRA. Contributions to an IRA may be deductible from your taxable income or earnings may be tax-free, depending on your personal tax situation and the type of IRA. Please call 1-800-89-ASK-US (1-800-892-7587) for your IRA application kit, or for additional information. The kit has information on who qualifies for which type of IRA.
If you are receiving a distribution from your pension plan, or you would like to transfer your IRA account from another financial institution, you can continue to get tax-deferred growth by transferring these proceeds to a Transamerica Premier Fund IRA. If you want to rollover distributions from your pension plan to an IRA in one or more of the Funds, the money must be paid directly by your pension plan administrator to Transamerica Premier Funds to avoid a 20% federal withholding tax.
Retirement accounts are subject to an annual fee of $15.00 on each such fund account, with a maximum fee of $30 per Social Security Number. The fee is generally waived if the value of the total of the retirement account(s), by Social Security Number, is more than $50,000.
UNIFORM GIFTS TO MINORS
A Uniform Gifts/Transfers to Minors Act (“UGMA/UTMA”) account allows an adult to put assets in the name of a minor child. The adult maintains control over these assets until the child reaches the age of majority, which is generally 18 or 21. State laws dictate which type of account can be used and the age of majority. An adult must be appointed as custodian for the account and will be legally responsible for administering the account, but the child’s Social Security Number must be used. Generally, the person selected as custodian is one of the parents or grandparents, but may be some other adult relative or friend. By shifting assets to a custodial account, you may benefit if the child’s tax rate is lower.
INVESTOR SHARE REDEMPTIONS IN EXCESS OF $250,000
If you request a redemption of up to $250,000, the amount will be paid in cash. If you redeem more than $250,000 from any one account in any one Fund in a 90-day period, we reserve the right to pay you in securities in lieu of cash.
The securities delivered will be selected at the sole discretion of the Fund. They will be readily marketable with an active and substantial secondary market given the type of companies involved and the characteristics of the markets in which they trade, but will not necessarily be representative of the entire Fund. They may be securities that the Fund regards as least desirable. You may incur brokerage costs in converting the securities to cash.
The method of valuing securities used to make the redemptions will be the same as the method of valuing securities described under “Determination of Net Asset Value” later in this document. Such valuation will be made as of the same time the redemption price is determined.
This right is designed to give the Funds the option to lessen the adverse effect of large redemptions on the Fund and its non-redeeming shareholders. For example, assume that a shareholder redeems $1 million on a given day and that the Fund pays him $250,000 in cash and is required to sell securities for $750,000 to raise the remainder of the cash to pay him. The securities valued at $750,000 on the day of the redemption may bring a lower price when sold thereafter, so that more securities may be sold to realize $750,000. In that case, the redeeming shareholder’s proceeds would be fixed at $750,000 and the market risk would be imposed on the Fund and its remaining shareholders, who would suffer the loss. By delivering securities instead of cash, the market risk is imposed on the redeeming shareholder. The redeeming shareholder (not the Fund) bears the brokerage cost of selling the securities.
ARRANGEMENT WITH FIDELITY MANAGEMENT TRUST COMPANY
The Funds have entered into an arrangement (“Arrangement”) with Fidelity Management Trust Company (“FMTC”) pursuant to which the minimum initial and minimum subsequent investment requirements, as well as assessment of

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redemption fees, will be waived (to the extent applicable) with respect to transactions in an account in the Transamerica Premier Equity Fund maintained by FMTC on behalf of the Mohawk Industries 401(k) retirement plan. Net purchase and/or redemption orders forwarded on behalf of plan participants by FMTC with respect to the account pursuant to the Arrangement will not be considered to be market timing or disruptive trading for purposes of the Funds’ compliance policies, and FMTC’s market timing and disruptive trading policies (and not those of the Funds) will apply to transactions by plan participants. All purchase and redemption transactions must comply with FMTC’s market timing and disruptive trading policies. The Arrangement does not permit FMTC or any plan participant to engage in frequent purchase or redemption transactions; rather, it is an exemption from the Funds’ market timing and disruptive trading policies solely to the extent that such policies could be deemed to apply to routine transactions in the account maintained by FMTC or to the extent FMTC’s market timing and disruptive trading policies are applied instead of the Funds’ policies. Neither the Funds, the Investment Adviser, nor any other party to the Arrangement will receive any compensation or consideration with respect to the Arrangement.
GENERAL INFORMATION
For information about how to purchase shares of a Fund at net asset value through an employer’s defined contribution plan, please consult your employer. See “Distribution of Shares” in the prospectuses.
The Funds continuously offer their shares. The Funds receive the entire net asset value of shares sold. The Funds will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. No sales charge is included in the public offering price of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the New York Stock Exchange (“NYSE”). If the dealer receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Transamerica Premier Funds, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the Funds must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.
Initial and subsequent purchases must satisfy the minimums stated in the prospectuses, except that (i) individual investments under certain employee benefit plans or tax qualified retirement plans may be lower.
The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund’s investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders. A shareholder who pays for Fund shares by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 calendar days. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with federal funds or bank wire or by a certified or cashier’s check.
BROKERAGE ALLOCATION
Subject to the direction of the Board, the Investment Adviser/Sub-Adviser has responsibility for making a Fund’s investment decisions, for effecting the execution of trades for a Fund and for negotiating any brokerage commissions thereon. It is the Investment Adviser’s/Sub-Adviser’s policy to obtain the best price and execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm’s capital position), and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.
The Investment Adviser/Sub-Adviser receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades in a Fund’s securities and advice as to the valuation of securities. The research services provided by brokers through which the Funds effect securities transactions can be used by the Investment Adviser/Sub-Adviser in servicing all of its accounts and not all of these services may be used by the Investment Adviser/Sub-Adviser in connection with the Funds. The Investment Adviser/Sub-Adviser considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in

37

a Fund’s securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction.
Consistent with federal legislation, the Investment Adviser/Sub-Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The Investment Adviser’s/Sub-Adviser’s judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Investment Adviser’s/Sub-Adviser’s opinion as to which services and which means of payment are in the long-term best interests of the Funds. The Investment Adviser/Sub-Adviser will not effect any brokerage transactions in the Funds’ securities with any affiliate of the Company, the Investment Adviser/Sub-Adviser, or the Administrator except in accordance with applicable SEC rules.
Subject to the foregoing, in certain circumstances, in selecting brokerage firms to effect the execution of trades for a Fund, the Investment Adviser/Sub-Adviser may also consider the ability for a broker/dealer to provide client referrals and to provide rebates of commissions by a broker to a Fund, or other account managed by the Investment Adviser/Sub-Adviser, or to a third party service provider of a Fund, or other account managed by the Investment Adviser/Sub-Adviser or to pay a Fund or other account expense. In recognition of the value of the foregoing factors, and in the possible research or other services provided, the Investment Adviser/Sub-Adviser may place Fund transactions with a broker or dealer with whom it has negotiated commission that is in excess of commission another broker/dealer would have charged for effecting that transaction if the Investment Adviser/Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research and/or other service provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Investment Adviser/Sub-Adviser.
Certain executive officers of the Investment Adviser/Sub-Adviser also have supervisory responsibility with respect to the securities of the Investment Adviser’s/Sub-Adviser own accounts. In placing orders for the purchase and sale of debt securities for a Fund, the Investment Adviser/Sub-Adviser will normally use its own facilities. A Fund and another fund or another advisory client of the Investment Adviser/Sub-Adviser, or the Investment Adviser/Sub-Adviser itself, may desire to buy or sell the same publicly traded security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund and the other funds, the relative size of holdings of the same or comparable securities, availability of cash for investment by a Fund and the other funds, and the size of their respective investment commitments.
Over the last three fiscal years, the Funds have paid the following brokerage commissions:

Transamerica Premier Funds	2007	2006	2005
Transamerica Premier Balanced Fund	$179,386	$85,539	$123,304
Transamerica Premier Cash Reserve Fund	—	—	—
Transamerica Premier Diversified Equity Fund	$152,548	$137,739	$138,540
Transamerica Premier Equity Fund	$670,809	$350,055	$242,630
Transamerica Premier Focus Fund	$92,122	$109,149	$208,992
Transamerica Premier Growth Opportunities Fund	$184,684	$214,206	$232,775
Transamerica Premier High Yield Bond Fund	$2,890	$200	$182
Transamerica Premier Institutional Bond Fund	—	—	—
Transamerica Premier Institutional Diversified Equity Fund	$330	$377	$1,025
Transamerica Premier Institutional Equity Fund	$64,468	$32,457	$138,562
Transamerica Premier Institutional Small Cap Value Fund	$3,484	$1,286	$1,900
Total	$1,350,721	$931,008	$1,087,910
As of December 31, 2007, Transamerica Premier Balanced Fund and Transamerica Premier Institutional Bond Fund held mortgage-backed securities of Bear Stearns with a value of $1,970,000 and $25,000, respectively. Transamerica Premier Balanced Fund held a mortgage-back security of Citigroup (Citigroup/Deutsche Bank Commercial Mortgage Trust) with a value of $907,000. In 2007, Bear Stearns and Citigroup were among the Funds’ regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

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DETERMINATION OF NET ASSET VALUE
Pricing of Shares
The price at which shares are purchased or redeemed is the Net Asset Value (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the Fund or an authorized intermediary.
When Share Price is Determined
The NAV of all Funds is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a Fund does not price its shares (therefore, the NAV of a Fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds).
Purchase orders received in good order and accepted and redemption orders received in good order before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day (less applicable charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.
How NAV is Determined
The NAV per share of each Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares of the Fund that are then outstanding.
The Board of Directors has approved procedures to be used to value the Funds’ securities for the purposes of determining the Fund’s NAV. The valuation of securities of the Funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to TAM.
In general, securities and other investments are valued at market prices at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Funds’ Board, which may use a matrix formula for other objective method that takes into consideration market indices, yield curves and other specified adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.
When market quotations are not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), securities and other assets are valued at fair value. In that case, a valuation committee appointed by the Funds’ Board may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security; securities for which the closing value is deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is

39

a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the Funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determine its NAV.
All of the assets of Transamerica Premier Cash Reserve Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board has determined that to be in the best interests of Transamerica Premier Cash Reserve Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar Fund which uses available market quotations to value all of its securities. The Board has established procedures reasonably designed, taking into account current market conditions and Transamerica Premier Cash Reserve Fund’s investment objective, to stabilize the NAV per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a NAV value per share determined from available market quotations. Even if these steps were taken, Transamerica Premier Cash Reserve Fund’s net asset value might still decline.
TAXES
Each Fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each Fund must also meet several other requirements. These requirements include the following: (1) a Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships (the “Income Requirement”); (2) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in those of two or more issuers that the Fund controls and which are engaged in the same or similar trade or business, or in those of one or more qualified publicly traded partnerships.
If each Fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then each Fund should have little or no income taxable to it under the Code. Assuming a RIC has sufficient earnings and profits, its shareholders generally are required to include distributions from the RIC either as ordinary income, to the extent the distributions are attributable to the RIC’s investment income (except for qualified dividend income as discussed below), net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RIC’s net capital gain (i.e., the RIC’s net long-term capital gains over net short-term capital losses). If a Fund fails to qualify as a RIC, the Fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the Fund’s available earnings and profits.

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A Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each Fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain dividends on corporate stock. These rates do not apply to corporate taxpayers. Under current law, the rates will not apply to any taxpayers in taxable years beginning after December 31, 2010. The following are guidelines for how certain distributions by the Funds to individual taxpayers are generally treated for U.S. federal income tax purposes:
•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•	Distributions designated by a Fund as “qualified dividend income,” as described below, may also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•	Other distributions, including distributions of earnings from other dividends paid to the Fund, interest income, other types of ordinary income and short-term capital gains, will be taxed at the ordinary income tax rate applicable to the taxpayer.

Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the Fund and the shareholders. Dividends received by a Fund from REITs generally are not expected to qualify for treatment as qualified dividend income. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that Fund may designate all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.
A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.
Dividends received by a Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and that is held in an unleveraged position and distributed and designated by the Fund (except for capital gain dividends received from other regulated investment companies) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by

41

reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Distributions by a Fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares, and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution that is not declared daily may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.
The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually.
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the relevant Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.
If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid dividends), or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
Upon the sale or other disposition of Fund shares, or upon receipt of a distribution in complete liquidation of a Fund, a shareholder usually will realize a capital gain or loss. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the sale or exchange of such shares. Should the replacement of such shares fall within this 61-day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including distributions of net capital gain and any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors, and most U.S. tax conventions preclude the imposition of such taxes. It is not possible, however, to determine each Fund’s effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known.

42

The payment of such taxes will reduce the amount of dividends and distributions paid to a Fund’s shareholders. If a Fund qualifies as a RIC and meets the Distribution Requirement, and if more than 50% of such Fund’s assets at the close of the taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign income taxes paid by the Fund for that taxable year. If a Fund makes such an election, the shareholders of that Fund are required to include in their gross incomes their pro rata shares of qualified foreign income taxes paid by the Fund, but each shareholder may be entitled to a deduction for such taxes or to a tax credit, subject to certain limitations in the Code. The amount of any foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the reduced maximum U.S. federal non-corporate income tax rate applicable to qualified dividend income.
Passive Foreign Investment Companies. — Certain Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) an average of at least 50% of its assets held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the Fund distributes the excess distributions as a taxable dividend to its shareholders. If a Fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing Fund,” then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing Fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the Fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.
A Fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. If the mark-to-market election were made, tax at the Fund level under the excess distribution rules would be eliminated, but a Fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.
Options, Futures and Forward Contracts and Swap Agreements. — Certain options, futures contracts, and forward contracts in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.
Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.
A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and

43

which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a Fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a RIC might be affected.
The requirements applicable to a Fund’s qualification as a RIC may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a qualified dividend income to instead be taxed as the rate of tax applicable to ordinary income.
Original Issue Discount. — If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities , in general, any other securities will original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally with the prior to the receipt of the corresponding cash payments. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including any such accrued income, to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a Fund.
Constructive Sales. — These rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.
Foreign Currency Transactions. — Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a Fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss.
Backup Withholding. — The fund is required to withhold (as “backup withholding”) 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of Transamerica Premier Cash Reserve Fund shares), paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
Taxation of Non-U.S. Shareholders. — Dividends from net investment income that are paid to a shareholder who, as to the United States, is a nonresident alien individual, a nonresident alien fiduciary of a trust or estate, a foreign corporation or a foreign partnership (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the United States and the shareholder’s country of residence. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is effectively connected with the shareholder’s conduct of a trade or business within the United States and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax.

44

The treatment of dividends and other distributions by a Fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a Fund’s management or of its investment policies and practices by any governmental authority.
Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
OTHER INFORMATION
Disclosure of Portfolio Holdings
The Funds publish their holdings on the website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Funds. The Funds may then forward the information to investors and consultants requesting it.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 725 South Figueroa Street, Los Angeles, California 90017, serves as independent registered public accounting firm for the Funds.
FINANCIAL STATEMENTS
The audited financial statements of the Funds for the fiscal year ended December 31, 2007, and the report of the Company’s independent registered public accounting firm, which are included in the Annual Report of the Company (Accession Number: 0001104659-08-016124), are incorporated herein by reference.
BOND RATINGS
Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.
Although securities ratings are considered when making investment decisions, the Investment Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. This analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects are also considered.
Because of the greater number of considerations involved in investing in lower-rated securities, the achievement of Transamerica Premier High Yield Bond Fund’s objectives depends more on the analytical abilities of the investment team than is the case with Transamerica Premier Balanced Fund, which invests primarily in securities in the higher rating categories.
For more detailed information on bond ratings, including gradations within each category of quality, see Appendix A.

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APPENDIX A
DESCRIPTION OF CORPORATE BOND RATINGS
Moody’s Investors Service, Inc. and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the prospectuses.
Moody’s Investors Service, Inc.
Aaa: Bonds with this rating are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.
Aa: Bonds with this rating are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.
A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds with this rating generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds with this rating are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds with this rating represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.
Standard & Poor’s Corporation
AAA: This rating is the highest rating assigned by Standard & Poor’s and is indicative of a very strong capacity to pay interest and repay principal.
AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.
A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

A-1

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C: This rating is reserved for income bonds on which no interest is being paid.
D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.
The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.
Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

APPENDIX B
DESCRIPTION OF FIXED-INCOME INSTRUMENTS
U.S. Government Obligations
Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less; Treasury Notes have maturities of one to ten years; and Treasury Bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.
Certificates of Deposit
Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks, savings and loan associations or savings banks against Funds deposited in the issuing institution.
Time Deposits
Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.
Bankers’ Acceptance
A bankers’ acceptance is a draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.
Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.
Variable Rate, Floating Rate, or Variable Amount Securities
Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.
Corporate Debt Securities
Corporate debt securities are debt issued by a corporation that pays interest and principal to the holders at specified times.
Asset-Backed Securities
Asset-backed securities are securities which represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

B-1

Participation Interests in Loans
A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan’s terms.
International Organization Obligations
International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development, international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.
Custody Receipts
A Fund may acquire custody receipts in connection with securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities. Such custody receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. These custody receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS). For certain securities law purposes, custody receipts are not considered U.S. government securities.
Pass-Through Securities
The Funds may invest in mortgage pass-through securities such as Government National Mortgage Association (GNMA) certificates or Federal National Mortgage Association (FNMA) and other mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of investment principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool of pass-through securities. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.

B-2

APPENDIX C
PROXY VOTING PROCEDURES
The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual as adopted by the Funds.
The following is TIM’s proxy voting guidelines
1. Operational Items
Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name
Vote FOR proposals to change the corporate name.
Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
Transact Other Business
Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board.
However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares

•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

•	Are audit committee members and the non-audit fees paid to the auditor are excessive.

•	Are inside directors or affiliated outside directors and the full board is less than majority independent

•	Sit on more than six boards

•	Are members of a compensation committee that has allowed a pay-for-performance disconnect as described in Section 8 (Executive and Director Compensation)

•	Are compensation committee members and the company has backdated options (see “Options Backdating” policy below)

•	Are compensation committee members and the company has poor compensation practices (see “Poor Pay Practices” policy below). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Options backdating
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Poor Pay Practices
WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

•	Huge bonus payouts without justifiable performance linkage or proper disclosure;

•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

•	Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

•	Excessive severance provisions (e.g., including excessive change in control payments);

•	Change in control payouts without loss of job or substantial diminution of job duties;

•	Internal pay disparity;

•	Options backdating (covered in a separate policy); and

•	Other excessive compensation payouts or poor pay practices at the company.

Majority Vote Shareholder Proposals
Vote for reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).
Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.
Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.
Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Independent Chairman (Separate Chairman/CEO)
Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
Open Access
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.
Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.
Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:
In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
5. Mergers and Corporate Restructurings
Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Noncompletion risk.

Asset Sales
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Formation of Holding Company
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.
Joint Ventures
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.
Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest.

Private Placements/Warrants/Convertible Debentures
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.
6. State of Incorporation
Control Share Acquisition Provisions
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.
Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.
Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Freezeout Provisions
Vote FOR proposals to opt out of state freezeout provisions.
Greenmail
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.
Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.
State Antitakeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
7. Capital Structure
Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
Recapitalization
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.
Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.
Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.
8. Executive and Director Compensation
Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.
Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

•	Cash compensation, and

•	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.
Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.
Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.
Generally vote AGAINST equity plans if the plan is a vehicle for poor compensation practices as described in Section 2 (Poor Pay Practices).
Director Compensation
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Director Retirement Plans
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.
Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or

•	Offering period is greater than 27 months, or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.
Shareholder Proposals Regarding Executive and Director Pay
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
Performance-Based Stock Options
Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Pay-for-Superior-Performance
Generally vote FOR shareholder proposals requesting to establish a pay-for-superior-performance standard whereby the company discloses defined financial performance criteria and the detail list of comparative peer group to allow shareholders to sufficiently determine the pay and performance correlation established in the plan. In addition, establish that no award should be paid out unless the company performance exceeds its peer’s median or mean performance on the selected financial and stock price performance criteria.
Executive Compensation Advisory Proposal
Generally vote FOR shareholder proposals asking the board to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis. The proposal submitted to shareholders should make it clear that the vote is non-binding and would not have an impact on compensation paid or awarded to any NEO.
Golden Parachutes and Executive Severance Agreements
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control of management

•	The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Vote FOR shareholder proposals urging the board to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
Disclosure of Board or Company’s Utilization of Compensation Consultants
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
9. Social and Environmental Issues
Consumer Issues and Public Safety
Animal Rights Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

•	The availability and feasibility of alternatives to animal testing to ensure product safety, and

•	The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance

•	The company’s standards are comparable to or better than those of peer firms, and

•	There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region

•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending

•	Whether the company already limits price increases of its products

•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

•	The extent that peer companies implement price restraints

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs

•	Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

•	The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.
Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.
Handguns
Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.
HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees

•	The company’s existing healthcare policies, including benefits and healthcare access for local workers

•	Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:

•	The company’s actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations

•	The company’s initiatives in this regard compared to those of peer companies

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•	Whether the company has adequately disclosed the financial risks of its subprime business

•	Whether the company has been subject to violations of lending laws or serious lending controversies

•	Peer companies’ policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•	Whether the company has gone as far as peers in restricting advertising

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

•	The percentage of the company’s business affected

•	The feasibility of a spinoff

•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.
Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.
Environment and Energy
Arctic National Wildlife Refuge
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills

•	The current status of legislation regarding drilling in ANWR.

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

•	Environmentally conscious practices of peer companies, including endorsement of CERES

•	Costs of membership and implementation.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:

•	Approximate costs of complying with current or proposed environmental laws

•	Steps company is taking to reduce greenhouse gasses or other environmental pollutants

•	Measurements of the company’s emissions levels

•	Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports
Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.
Global Warming
Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or

•	The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are recycling

•	The timetable prescribed by the proposal

•	The costs and methods of implementation

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are switching from fossil fuels to cleaner sources

•	The timetable and specific action prescribed by the proposal

•	The costs of implementation

•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.
Sustainability Report
Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:

•	A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or

•	A report based on Global Reporting Initiative (GRI) or similar guidelines.

Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:

•	The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or

•	The company has publicly committed to using the GRI format by a specific date

General Corporate Issues
Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay

•	The degree that social performance is already included in the company’s pay structure and disclosed

•	The degree that social performance is used by peer companies in setting pay

•	Violations or complaints filed against the company relating to the particular social performance measure

•	Artificial limits sought by the proposal, such as freezing or capping executive pay

•	Independence of the compensation committee

•	Current company pay levels.

Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor Standards and Human Rights
China Principles
Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country

•	The company’s workplace code of conduct

•	Proprietary and confidential information involved

•	Company compliance with U.S. regulations on investing in the country

•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

•	Agreements with foreign suppliers to meet certain workplace standards

•	Whether company and vendor facilities are monitored and how

•	Company participation in fair labor organizations

•	Type of business

•	Proportion of business conducted overseas

•	Countries of operation with known human rights abuses

•	Whether the company has been recently involved in significant labor and human rights controversies or violations

•	Peer company standards and practices

•	Union presence in company’s international factories

     Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations

•	The company has no recent human rights controversies or violations, or

•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
•	Company compliance with or violations of the Fair Employment Act of 1989

•	Company antidiscrimination policies that already exceed the legal requirements

•	The cost and feasibility of adopting all nine principles

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

•	The potential for charges of reverse discrimination

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

•	The level of the company’s investment in Northern Ireland

•	The number of company employees in Northern Ireland

•	The degree that industry peers have adopted the MacBride Principles

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.
Military Business
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.
Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
•	Whether the company has in the past manufactured landmine components

•	Whether the company’s peers have renounced future production
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
•	What weapons classifications the proponent views as cluster bombs

•	Whether the company currently or in the past has manufactured cluster bombs or their components

•	The percentage of revenue derived from cluster bomb manufacturing

•	Whether the company’s peers have renounced future production
Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.
Operations in Nations Sponsoring Terrorism (Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran, taking into account current disclosure on:
•	The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

•	Compliance with U.S. sanctions and laws

Spaced-Based Weaponization
Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or

•	The disclosures sought could compromise proprietary information.

Workplace Diversity
Board Diversity
Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or

•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity

•	Comparison with peer companies

•	Established process for improving board diversity

•	Existence of independent nominating committee

•	Use of outside search firm

•	History of EEO violations.

Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs

•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.
Glass Ceiling
Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive

•	The company has well-documented programs addressing diversity initiatives and leadership development

•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation
Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

TRANSAMERICA INVESTORS, INC.
PORTFOLIO MANAGER INFORMATION
AS OF DECEMBER 31, 2007
     Name of Fund: Transamerica Premier Focus Fund

									# of
									Perform-
	# of	Regist’d	# of Perform-	# of	Pooled	# of Perform-	# of		ance-
Portfolio	Regist’d	Accts/	ance-Based	Pooled	Accts/Total	ance -Based	Other	Other Accts/	Based
Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Total Assets	Accts
Edward S. Han (co-lead)	4	523,175,935	2	0	0	0	4	439,806,410	0
Kirk J. Kim (co-lead)	5	782,145,084	1	0	0	0	4	735,153,718	0
Joshua D. Shaskan (co-lead)	6	442,691,799	1	0	0	0	40	173,789,688	0
     Name of Fund: Transamerica Premier Equity Fund

									# of
	# of	Regist’d	# of Perform-	# of	Pooled	# of Perform-	# of		Perform-
Portfolio	Regist’d	Accts/	ance-Based	Pooled	Accts/Total	ance -Based	Other	Other Accts/	ance-Based
Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Total Assets	Accts
Gary U. Rolle (lead)	13	7,124,345,206	0	0	0	0	257	3,120,614,239	1
Geoffrey I. Edelstein (co)	0	0	0	0	0	0	98	251,933,153	0
Edward S. Han (co)	4	523,175,935	2	0	0	0	4	439,806,410	0
John J. Huber (co)	3	489,720,498	1	0	0	0	6	261,553,768	0
Peter O. Lopez (co)	1	57,788,795	0	0	0	0	1	133,561,539	0
Erik U. Rolle (co)	0	0	0	0	0	0	0	0	0
     Name of Fund: Transamerica Premier Growth Opportunities

									# of
									Perform-
	# of	Regist’d	# of Perform-	# of	Pooled	# of Perform-	# of		ance-
Portfolio	Regist’d	Accts/	ance-Based	Pooled	Accts/Total	ance -Based	Other	Other Accts/	Based
Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Total Assets	Accts
Edward S. Han (co-lead)	4	523,175,935	2	0	0	0	4	439,806,410	0
John J. Huber (co-lead)	3	489,720,498	1	0	0	0	6	261,553,768	0
     Name of Fund: Transamerica Premier Diversified Equity Fund

									# of
			# of						Perform-
	# of	Regist’d	Perform-	# of	Pooled	# of Perform-	# of		ance-
Portfolio	Regist’d	Accts/	ance-Based	Pooled	Accts/Total	ance -Based	Other	Other Accts/	Based
Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Total Assets	Accts
Gary U. Rolle (lead)	13	7,124,345,206	0	0	0	0	257	3,120,614,239	1
Geoffrey I. Edelstein (co)	0	0	0	0	0	0	98	251,933,153	0
Kirk R. Feldhus (co)	0	0	0	0	0	0	0	0	0
Thomas E. Larkin (co)	0	0	0	0	0	0	0	0	0
John D. Lawrence (co)	0	0	0	0	0	0	6	83,413,062	0
Peter O. Lopez (co)	1	57,788,795	0	0	0	0	1	133,561,539	0

     Name of Fund: Transamerica Premier Balanced Fund

									# of
									Perform-
	# of	Regist’d	# of Perform-	# of	Pooled	# of Perform-	# of		ance-
Portfolio	Regist’	Accts/	ance-Based	Pooled	Accts/Total	ance -Based	Other	Other Accts/	Based
Manager	d Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Total Assets	Accts
Gary U. Rolle (lead – equity)	13	7,124,345,206	0	0	0	0	257	3,120,614,239	1
Heidi Y. Hu (lead – fixed)	8	731,229,498	0	0	0	0	24	2,342,097,864	0
Geoffrey I. Edelstein (co – equity)	0	0	0	0	0	0	98	251,933,153	0
Edward S. Han (co – equity)	4	523,175,935	2	0	0	0	4	439,806,410	0
John J. Huber (co – equity)	3	489,720,498	1	0	0	0	6	261,553,768	0
Peter O. Lopez (co – equity)	1	57,788,795	0	0	0	0	1	133,561,539	0
Erik U. Rolle (co – equity)	0	0	0	0	0	0	0	0	0
     Name of Fund: Transamerica Premier High Yield Bond Fund

								Other
	# of	Regist’d	# of Perform-	# of	Pooled	# of Perform-	# of	Accts/	# of Perform-
Portfolio	Regist’d	Accts/	ance-Based	Pooled	Accts/Total	ance -Based	Other	Total	ance-Based
Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Assets	Accts
Brian W. Westhoff (lead)	2	151,620,692	1	0	0	0	1	8,619,023	0
Scott L. Dinsdale (co)	0	0	0	0	0	0	0	0	0
Peter O. Lopez (co)	1	57,788,795	0	0	0	0	1	133,561,539	0
     Name of Fund: Transamerica Premier Cash Reserve Fund

								Other
	# of	Regist’d	# of Perform-	# of	Pooled	# of Perform-	# of	Accts/	# of Perform-
Portfolio	Regist’d	Accts/	ance-Based	Pooled	Accts/Total	ance -Based	Other	Total	ance-Based
Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Assets	Accts
Greg D. Haendel (lead)	4	1,437,647,467	0	0	0	0	3	288,923,697	0
Patty Arrieta-Morales (co)	0	0	0	0	0	0	0	0	0
     Name of Fund: Institutional Class – Transamerica Premier High Yield Bond Fund

								Other
	# of	Regist’d	# of Perform-	# of	Pooled	# of Perform-	# of	Accts/	# of Perform-
Portfolio	Regist’d	Accts/	ance-Based	Pooled	Accts/Total	ance -Based	Other	Total	ance-Based
Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Assets	Accts
Brian W. Westhoff (lead)	2	151,620,692	1	0	0	0	1	8,619,023	0
Scott L. Dinsdale (co)	0	0	0	0	0	0	0	0	0
Peter O. Lopez (co)	1	57,788,795	0	0	0	0	7	133,561,539	0
     Name of Fund: Transamerica Premier Institutional Small Cap Value Fund

			# of					Other
	# of	Regist’d	Perform-	# of	Pooled	# of Perform-	# of	Accts/	# of Perform-
Portfolio	Regist’d	Accts/	ance-Based	Pooled	Accts/Total	ance -Based	Other	Total	ance-Based
Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Assets	Accts
Michelle E. Stevens (lead)	5	1,506,400,255	0	0	0	0	119	107,647,281	1

     Name of Fund: Transamerica Premier Institutional Diversified Equity Fund

									# of
			# of						Perform-
	# of		Perform-	# of	Pooled	# of Perform-	# of		ance-
Portfolio	Regist’d	Regist’d Accts/	ance-Based	Pooled	Accts/Total	ance -Based	Other	Other Accts/	Based
Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Total Assets	Accts
Gary U. Rolle (lead)	13	7,124,345,206	0	0	0	0	257	3,120,614,239	1
Geoffrey I. Edelstein (co)	0	0	0	0	0	0	98	251,933,133	0
Kirk R. Feldhus (co)	0	0	0	0	0	0	0	0	0
Thomas E. Larkin (co)	0	0	0	0	0	0	0	0	0
John D. Lawrence (co)	0	0	0	0	0	0	6	83,413,062	0
Peter O. Lopez (co)	1	57,788,795	0	0	0	0	7	133,561,539	0
     Name of Fund: Transamerica Premier Institutional Bond Fund

									# of
			# of						Perform-
	# of		Perform-	# of	Pooled	# of Perform-	# of		ance-
Portfolio	Regist’d	Regist’d Accts/	ance-Based	Pooled	Accts/Total	ance -Based	Other	Other Accts/	Based
Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Total Assets	Accts
Heidi Y. Hu (lead)	8	731,229,498	0	0	0	0	24	2,342,097,864	0
Derek S. Brown (co)	2	174,241,489	0	0	0	0	0	0	0
Greg D. Haendel (co)	4	1,437,647,467	0	0	0	0	3	288,923,697	0
     Name of Fund: Transamerica Premier Institutional Equity Fund

									# of
			# of						Perform-
	# of		Perform-	# of	Pooled	# of Perform-	# of		ance-
Portfolio	Regist’d	Regist’d Accts/	ance-Based	Pooled	Accts/Total	ance -Based	Other	Other Accts/	Based
Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Total Assets	Accts
Gary U. Rolle (lead)	13	7,124,345,206	0	0	0	0	257	3,120,614,239	1
Geoffrey I. Edelstein (co)	0	0	0	0	0	0	98	251,933,133	0
Edward S. Han (co)	4	523,175,935	2	0	0	0	4	439,806,410	0
John J. Huber (co)	3	489,720,498	1	0	0	0	6	261,553,768	0
Peter O. Lopez (co)	1	57,788,795	0	0	0	0	7	133,561,539	0
Erik U. Rolle (co)	0	0	0	0	0	0	0	0	0

PART C
Other Information
Item 23 Exhibits:

(a)(1)	Articles of Incorporation (1)

(a)(2)	Articles Supplementary of Transamerica Investors, Inc. dated February 17, 2006 (11)

(b)	Amended Bylaws of Transamerica Investors, Inc. (7)

(c)	Not Applicable

(d)(1)	Investment Advisory Agreement between Transamerica Investors, Inc. and Transamerica Asset Management, Inc. (Filed herein)

(d)(2)	Investment Subadvisory Agreement between Transamerica Investors, Inc. and Transamerica Investment Management, LLC (Filed herein)

(e)(1)	Amended and Restated Underwriting Agreement between Transamerica Investors, Inc. and Transamerica Capital, Inc. (Filed herein)

(f)	Not Applicable

(g)(1)	Custodian Agreement between Transamerica Investors, Inc. and State Street Bank and Trust Company (5)

(g)(2)	Delegation Agreement between Transamerica Investors, Inc. and State Street Bank and Trust Company (5)

(h)(1)	Form of Operating Agreement between Transamerica Investors, Inc. and Charles Schwab & Co. (2)

(h)(2)	Subscription Agreement (2)

(h)(3)	Transfer Agency Agreement between Transamerica Investors, Inc. and Transamerica Investor Services, Inc. (11)

(h)(4)	Administrative Services Agreement, dated May 1, 2005, between Transamerica Investors, Inc. and Transamerica Fund Services, Inc. (8)

(h)(5)	Amended and Restated Expense Limitation Agreement between Transamerica Investors, Inc., Transamerica Asset Management, Inc. and Transamerica Investment Management, LLC (Filed herein)

(h)(6)	Amended and Restated Board Members’ Deferred Compensation Plan (Filed herein)

(h)(7)	Amended Schedule A and Schedule B to the Amended and Restated Expense Limitation Agreement (Filed herein)

(i)	Opinion and Consent of Counsel (Filed herein)

(j)	Consent of Independent Auditors (Filed herein)

(k)	Not Applicable

(l)	Not Applicable

(m)(1)	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (Filed herein)

(n)	Multi-Class Plan Pursuant to Rule 18f-3 (11)

(o)	Reserved

(p)(1)	Code of Ethics — Transamerica Investment Management, LLC (9)

(p)(2)	Code of Ethics — Transamerica Investors, Inc. (10)

(p)(3)	Code of Ethics — Transamerica Fund Advisors, Inc. as amended February 10, 2006 and January 11, 2006 (Filed herein)

(p)(4)	Code of Ethics — Transamerica Asset Management, Inc. and the Registrant, effective April 3, 2008 (Filed herein)

(q)	Power of Attorney (Filed herein)

(1)	Previously filed with the Initial Registration Statement on April 3, 1995

(2)	Previously filed with Pre-Effective Amendment No. 1 to this Registration Statement on August 29, 1995

(3)	Previously filed with Post-Effective Amendment No. 10 to this Registration Statement on April 30, 1998

(4)	Previously filed with Post-Effective Amendment No. 15 to this Registration Statement on April 28, 2000

(5)	Previously filed with Post-Effective Amendment No. 23 to this Registration Statement on May 3, 2004

(6)	Previously filed with Post-Effective Amendment No. 24 to this Registration Statement on June 1, 2004

(7)	Previously filed with Post-Effective Amendment No. 26 to this Registration Statement on January 31, 2005

(8)	Previously filed with Post-Effective Amendment No. 28 to this Registration Statement on April 29, 2005

(9)	Previously filed with Transamerica IDEX Mutual Fund’s Post-Effective Amendment No. 77 to the Registration Statement filed on March 1, 2006 and incorporated herein by reference (File No. 33-02659)

(10)	Previously filed with Post-Effective Amendment No. 29 to this Registration Statement on May 1, 2006

(11)	Previously filed with Post-Effective Amendment No. 30 to this Registration Statement on May 1, 2007
Item 24. Person Controlled by or Under Common Control With the Registrant
The Registrant, Transamerica Investors, Inc. is controlled by Transamerica Occidental Life Insurance Company (“Transamerica Occidental”), a wholly owned subsidiary of Transamerica Insurance Corporation of California, which, in turn, is a wholly owned subsidiary of Transamerica Corporation, a subsidiary of AEGON N.V.
Item 25. Indemnification
Provisions relating to indemnification of the Registrant’s Directors and employees are included in Registrant’s Articles of Incorporation and Bylaws which are incorporated herein by reference.
Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 26. Business and Other Connections of the Investment Adviser
Transamerica Asset Management, Inc. (“TAM”) is principally engaged in offering investment advisory services. The only businesses, professions, vocations or employments of a substantial nature of John K. Carter, Christopher A. Staples and Dennis P. Gallagher, directors of TAM, are described in the Statement of Additional Information under the section entitled “Management of the Fund.” Additionally, the following describes the principal occupations of other persons who serve as executive officers of TAM: Karen D. Heburn, Senior Vice President, Chief Financial Officer and Treasurer of TAM and Senior Vice President and Treasurer of Transamerica Fund Services, Inc. and other related entities.
Item 27 Principal Underwriter
(a)	The Registrant has entered into an Underwriting Agreement with Transamerica Capital, Inc. (“TCI”), whose address is 4600 South Syracuse Street, Suite 1100, Denver, Colorado, 80287 to act as the principal underwriter of Fund shares.

(b)	Directors and Officers of TCI:

			Positions and
			Offices with
Name	Location	Positions and Offices with Underwriter	Registrant
Robert R. Frederick	(1)	Director, President and Chief Operations Officer	N/A

John T. Mallett	(1)	Director	N/A

			Positions and
			Offices with
Name	Location	Positions and Offices with Underwriter	Registrant
Mark W. Mullin	(1)	Director	N/A

Lon J. Olejniczak	(1)	Director and Chief Executive Officer	N/A

Michael Brandsma	(2)	Executive Vice President and Chief Financial Officer	N/A

David R. Paulsen	(2)	Executive Vice President	N/A

Michael G. Petko	(2)	Executive Vice President	N/A

Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer	N/A

Frank A. Camp	(1)	Secretary	N/A

Linda S. Gilmer	(1)	Vice President	N/A

Karen D. Heburn	(4)	Vice President	N/A

Amy J. Boyle	(4)	Assistant Vice President	N/A

John Fischer	(4)	Assistant Vice President	N/A

Dennis P. Gallagher	(4)	Assistant Vice President	Vice President, General Counsel and Secretary

Clifton W. Flenniken, III	(5)	Assistant Vice President	N/A

Kyle A. Keelan	(4)	Assistant Vice President	N/A

Christy Post-Rissin	(4)	Assistant Vice President	N/A

Brenda L. Smith	(4)	Assistant Vice President	N/A

Darin D. Smith	(1)	Assistant Vice President	N/A

Arthur D. Woods	(4)	Assistant Vice President	N/A

Tamara D. Barkdoll	(2)	Assistant Secretary	N/A

Erin K. Burke	(1)	Assistant Secretary	N/A

Jeffrey Eng	(6)	Assistant Secretary	N/A

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)	4600 South Syracuse Street, Suite 1100, Denver, CO 80237

(3)	400 West Market Street, Louisville, KY 40237

(4)	570 Carillon Parkway, St. Petersburg, FL 33716-1202

(5)	1111 North Charles Street, Baltimore, MD 21201

(6)	408 St. Peter Street, Suite 230, St. Paul, MN 55102
Item 28. Location of Accounts and Records.
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of Transamerica Asset Management, Inc. and Transamerica Fund Services, Inc. at their offices at 570 Carillon Parkway, St. Petersburg, Florida 33716, or at the offices of the Fund’s custodian, 200 Clarendon Street, Boston, MA .
Item 29. Management Services.
     Not applicable
Item 30. Undertakings.
     Not applicable

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all the requirement for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the city of St. Petersburg, and state of Florida, on the 29th day of April, 2008.

TRANSAMERICA INVESTORS, INC.
By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 32 to it Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ John K. Carter John K. Carter	Chairperson, Director, President and Chief Executive Officer	April 29, 2008

/s/ Sandra Bane	Director
Sandra Bane*		April 29, 2008

/s/ Leo J. Hill	Director
Leo J. Hill*		April 29, 2008

/s/ Neal M. Jewell Neal M. Jewell*	Director	April 29, 2008

/s/ Russell A. Kimball, Jr. Russell A. Kimball, Jr.*	Director	April 29, 2008

/s/ Eugene M. Mannella Eugene M. Manella*	Director	April 29, 2008

/s/ Norm R. Nielsen Norm R. Nielsen*	Director	April 29, 2008

/s/ Joyce Galpern Norden Joyce Galpern Norden*	Director	April 29, 2008

/s/ Patricia L. Sawyer Patricia L. Sawyer*	Director	April 29, 2008

/s/ John W. Waechter John W. Waechter*	Director	April 29, 2008

/s/ Joseph P. Carusone Joseph P. Carusone	Vice President, Treasurer and Principal Financial Officer	April 29, 2008

/s/ Dennis P. Gallagher		April 29, 2008
*Dennis P. Gallagher
* Attorney-in-fact pursuant to the powers of attorney filed herein.

WASHINGTON, D.C. 20549
SECURITIES AND EXCHANGE COMMISSION
Exhibits Filed With
Post-Effective Amendment No. 32 to
Registration Statement on
Form N-1A
Transamerica Investors, Inc.
Registration No. 033-90888
EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23(d)(1)	Investment Advisory Agreement
23(d)(2)	Investment Sub-Advisory Agreement
23(e)(1)	Amendment and Restated Underwriting Agreement
23(h)(5)	Amended and Restated Expense Limitation Agreement
23(i)	Opinion and Consent of Counsel
23(j)	Consent of Independent Auditors
23(m)(1)	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1
23(p)(3)	Code of Ethics
23(q)	Power of Attorney